SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                                                                November _, 2006


Dear Shareholder:

         The Board of Directors of Principal Investors Fund, Inc. ("PIF") has called a special meeting of the shareholders of all the separate series or funds of PIF (the "Funds") for December 15, 2006. The purpose of the meeting is to elect the Board of Directors, including four nominees for new Directors, and to consider a number of other matters, some of which relate to all or most of the Funds and some of which relate only to certain Funds.

         The matters which relate to all or most of the Funds are proposals to:
(i) elect directors; (ii) amend the Management Agreement with Principal Management Corporation (the "Manager") for each Fund to include fund accounting services the Manager currently performs under a separate agreement; and (iii) amend the Rule 12b-1 plans for Class A and Class B shares of the Funds to change such plans from "reimbursement" to "compensation" plans. These proposals are related to a proposed reorganization providing for the combination of the separate funds of the WM Group of Funds (the "WM Funds") into corresponding PIF Funds and are intended in part to facilitate the integration of the operations of the WM Funds and PIF.

         The matters which relate only to certain Funds are proposals to: (i) approve a management fee increase for the LargeCap Growth Fund, (ii) approve an agreement appointing an additional sub-advisor for the Partners SmallCap Growth Fund III, and (iii) approve reclassifying the Real Estate Securities Fund from "diversified" to "non-diversified."

         Enclosed you will find a Notice of Special Meeting of Shareholders, a proxy statement and a proxy ballot for the shares of each Fund you owned as of October 6, 2006, the record date for the meeting. Please read these materials carefully. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your proxy ballot in the enclosed postage-paid envelope, allowing sufficient time for its receipt by December 14, 2006. To vote by touch-tone telephone or via the Internet, please follow the instructions on the proxy ballot.

         If you have questions regarding the meeting or your account, please call our shareholder services department toll-free at 1-800-247-4123.

                                  Sincerely,

                                  /s/RALPH C. EUCHER
                                  Ralph C. Eucher
                                  President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Bond & Mortgage Securities Fund                       Partners MidCap Growth Fund
Disciplined LargeCap Blend Fund                       Partners MidCap Growth Fund I
Diversified International Fund                        Partners MidCap Growth Fund II
Equity Income Fund                                    Partners MidCap Value Fund
Government & High Quality Bond Fund                   Partners MidCap Value Fund I
High Quality Intermediate-Term Bond Fund              Partners SmallCap Blend Fund
High Yield Fund                                       Partners SmallCap Growth Fund I
Inflation Protection Fund                             Partners SmallCap Growth Fund II
International Emerging Markets Fund                   Partners SmallCap Growth Fund III
International Growth Fund                             Partners SmallCap Value Fund
LargeCap Growth Fund                                  Partners SmallCap Value Fund I
LargeCap S&P 500 Index Fund                           Partners SmallCap Value Fund II
LargeCap Value Fund                                   Preferred Securities Fund
MidCap Blend Fund                                     Principal LifeTime 2010 Fund
MidCap Growth Fund                                    Principal LifeTime 2020 Fund
MidCap S&P 400 Index Fund                             Principal LifeTime 2030 Fund
MidCap Value Fund                                     Principal LifeTime 2040 Fund
Money Market Fund                                     Principal LifeTime 2050 Fund
Partners Global Equity Fund                           Principal LifeTime Strategic Income Fund
Partners International Fund                           Real Estate Securities Fund
Partners LargeCap Blend Fund                          Short-Term Bond Fund
Partners LargeCap Blend Fund I                        SmallCap Blend Fund
Partners LargeCap Growth Fund                         SmallCap Growth Fund
Partners LargeCap Growth Fund I                       SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II                      SmallCap Value Fund
Partners LargeCap Value Fund                          Tax-Exempt Bond Fund
Partners LargeCap Value Fund I                        Ultra Short Bond Fund
Partners LargeCap Value Fund II

To the Shareholders:

         A special meeting of shareholders of all of the Funds of PIF will be held at 680 8th Street, Des Moines, Iowa 50392-0200 on December 15, 2006, at 2:00 p.m. Central Standard Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

         1. Election of the Board of Directors (applies to all Funds).

         2. Approval of an Amendment to the Management Agreement to Provide for Fund Accounting Services (applies to all Funds)

         3. Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B Shares from "Reimbursement" to "Compensation" Plans (applies to all Funds having Class A and/or Class B shares)

         4. Approval of Amendment to the Management Agreement for the LargeCap Growth Fund Increasing Management Fees (applies only to the LargeCap Growth
Fund)

         5. Approval of a Sub-Advisory Agreement with Columbus Circle Investors for the Partners SmallCap Growth Fund III (applies only to the Partners SmallCap Growth Fund III).

         6. Approval of Reclassifying the Real Estate Securities Fund from "Diversified" to "Non-Diversified" (applies only to Real Estate Securities Fund)

         The close of business on October 6, 2006 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

         Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you need to return all of the Proxy Ballots. Please review the materials and vote today.



                                      By order of the Board of Directors



                                      /s/ RALPH C. EUCHER
                                      Ralph C. Eucher
                                      President and Chief Executive Officer

                                      Dated:   November _, 2006

                         PRINCIPAL INVESTORS FUND, INC.


                      -------------------------------------




                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006



                      -------------------------------------







                                                           November _, 2006

                                TABLE OF CONTENTS

                                                                          Page
Introduction........
Voting Information..
Proposal 1           Election of the Board of Directors
Proposal 2           Approval of an Amendment to the Management Agreement to Provide for Fund
                     Accounting Services
Proposal 3           Approval of Amendments Changing Rule 12b-1 Plans for Class A and
                     Class B Shares from "Reimbursement" to "Compensation" Plans
Proposal 4           Approval of Amendment to the Management Agreement for the LargeCap Growth
                     Fund Increasing Management Fees
Proposal 5           Approval of Sub-Advisory Agreement with Columbus Circle Investors for the Partners SmallCap Growth Fund III
Proposal 6           Approval of Reclassifying the Real Estate Securities Fund from "Diversified"
                     to "Non-Diversified"
Other Matters

Appendix A           Outstanding Shares and Share Ownership.....
Appendix B           Audit and Nominating Committee Charter ..
Appendix C           Comparison of Fees and Expenses Under Current and Amended Management Agreements
Appendix D           Form of Amended Mangement Agreement..
Appendix E           Additional Information About the Management Agreement and the Manager.
Appendix F           Payments to Affiliated Brokers....
Appendix G           Forms of Amended 12b-1 Plans
Appendix H           Form of Sub-Advisory Agreement with CCI ...

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006


                                  INTRODUCTION

Principal Investors Fund, Inc. ("PIF" or "we") will hold a special shareholders meeting (the "Meeting") on December 15, 2006, at 2:00 p.m. Central Standard Time, at 680 8th Street, Des Moines, Iowa 50392-0200. This Proxy Statement and the accompanying form of proxy ballot are first being sent to shareholders on or around November _, 2006.

PIF is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). PIF is a "series" mutual fund and currently offers the following 55 separate series or funds (the "Funds"):

Bond & Mortgage Securities Fund          Partners MidCap Growth Fund
Disciplined LargeCap Blend Fund          Partners MidCap Growth Fund I
Diversified International Fund           Partners MidCap Growth Fund II
Equity Income Fund                       Partners MidCap Value Fund
Government & High Quality Bond Fund      Partners MidCap Value Fund I
High Quality Intermediate-Term Bond Fund Partners SmallCap Blend Fund
High Yield Fund                          Partners SmallCap Growth Fund I
Inflation Protection Fund                Partners SmallCap Growth Fund II
International Emerging Markets Fund      Partners SmallCap Growth Fund III
International Growth Fund                Partners SmallCap Value Fund
LargeCap Growth Fund                     Partners SmallCap Value Fund I
LargeCap S&P 500 Index Fund              Partners SmallCap Value Fund II
LargeCap Value Fund                      Preferred Securities Fund
MidCap Blend Fund                        Principal LifeTime 2010 Fund
MidCap Growth Fund                       Principal LifeTime 2020 Fund
MidCap S&P 400 Index Fund                Principal LifeTime 2030 Fund
MidCap Value Fund                        Principal LifeTime 2040 Fund
Money Market Fund                        Principal LifeTime 2050 Fund
Partners Global Equity Fund             Principal LifeTime Strategic Income Fund
Partners International Fund              Real Estate Securities Fund
Partners LargeCap Blend Fund             Short-Term Bond Fund
Partners LargeCap Blend Fund I           SmallCap Blend Fund
Partners LargeCap Growth Fund            SmallCap Growth Fund
Partners LargeCap Growth Fund I          SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II         SmallCap Value Fund
Partners LargeCap Value Fund             Tax-Exempt Bond Fund
Partners LargeCap Value Fund I           Ultra Short Bond Fund
Partners LargeCap Value Fund II

The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment adviser to PIF and each of the Funds is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG") Their address is Principal Financial Group, Des Moines, Iowa 50392-0200.

PIF will furnish, without charge, a copy of its Annual Report to Shareholders for the fiscal year ended October 31, 2005 and Semi-Annual Report to Shareholders for the period ended April 30, 2006 to any shareholder upon request. To obtain a report, please contact PIF by calling our shareholder services department toll free at 1-800-247-4123 or by writing to PIF at the address above.

Summary of Proposals. The Meeting is being held to consider a number of matters, some of which relate to all or most of the Funds and some of which relate only to specified Funds. The matters which relate to all or most of the Funds are proposals to:

roposal 1:      Elect the Board of Directors
                      (Shareholders of all the Funds will vote together on Proposal1)

Proposal 2:      Approve an Amendment to the Management Agreement for each
                 Fund to include fund accounting services the Manager currently performs under a separate agreement
                      (Shareholders of each of  the Funds will vote separately on Proposal 2)

Proposal 3:      Approve Amendments to the Rule 12b-1 plans for Class A and
                 Class B shares of the Funds to change the plans from
                 "reimbursement" to "compensation" plans
                      (Holders of Class A and Class B shares of each of the
                 Funds offering Class A and/or Class B shares will vote
                 separately on Proposal 3) (These Funds are named under Proposal 3)

The matters which relate only to certain Funds are proposals to:

Proposal 4:      Approve Amendment to the Management Agreement for the LargeCap
                 Growth Fund to increase management fees
                      (Shareholders of the LargeCap Growth Fund will vote on Proposal 4)

Proposal 5:      Approve Sub-Advisory Agreement appointing Columbus Circle
                 Investors ("CCI") as a new sub-advisor to the Partners SmallCap
                 Growth Fund III
                      (Shareholders of the SmallCap Growth Fund III  will vote on Proposal 5)

Proposal 6:       Reclassify the Real Estate Securities Fund from
                 "diversified" to "non-diversified" (Shareholders of the
                      Real Estate Securities Fund will vote on Proposal 6)


PIF-WM Funds Reorganization. Certain of the Proposals which shareholders are being asked to consider are related to a proposed reorganization involving PIF. On July 25, 2006, PFG and the Manager entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA") and two of its subsidiaries (the "Transaction"). WMA is the investment advisor to WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC, commonly known as the WM Group of Funds (the "WM Funds"). The Transaction contemplates combining the 22 separate funds of WM Funds into corresponding Funds of PIF (the "PIF-WM Funds Reorganization"). The PIF Funds involved in the Reorganization are 15 newly organized funds that will commence operations at the time of the Reorganization and the following existing PIF Funds: Disciplined LargeCap Blend, Diversified International, LargeCap Growth, Money Market, Real Estate Securities, SmallCap Growth and SmallCap Value. Two other existing PIF Funds, the Equity Income Fund and the Tax-Exempt Bond Fund, are also involved in the PIF-WM Funds Reorganization in that, pursuant to a separate, internal PIF reorganization, it is proposed that these Funds will be combined into two of the newly organized PIF Funds into which corresponding WM Funds will be combined in the PIF-WM Funds Reorganization. If shareholders of the Equity Income and Tax-Exempt Bond Funds approve the internal PIF reorganization, it is expected to take place at the same time as the PIF-WM Funds Reorganization.

The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals, including approval of the PIF-WM Funds Reorganization by the shareholders of certain of the WM Funds. After the Transaction, WMA and its subsidiaries will be indirect, wholly-owned subsidiaries of PFG. The PIF-WM Funds Reorganization is expected to occur after the Transaction.

Proposals 2 and 3 above relate to the PIF-WM Funds Reorganization and are intended in part to facilitate the process of integrating and consolidating the affected PIF and WM Funds. Thus the amendment to the Management Agreement with respect to fund accounting services under Proposal 2 and the conversion of Class A and Class B share Rule 12b-1 plans from "reimbursement" to "compensation" plans under Proposal 3 will assist integrating the different approaches taken by PIF and the WM Funds to services and pricing structure. In addition, in electing the Board of Directors, shareholders are being asked to elect as new Directors four nominees who are currently members of the Board of Trustees of the WM Funds.

                               VOTING INFORMATION

         Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting of the Funds. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by (i) sending written notice to the Secretary of Principal Investors Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-0200, prior to the Meeting;
(ii) subsequent execution and return of another proxy prior to the Meeting; or
(iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope or by following the instructions on the enclosed ballot for voting by touch-tone telephone or via the Internet.

Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. The shareholders of each of the Funds will vote together and not by class of shares on each proposal that we intend to submit to the shareholders of that Fund, except that holders of Class A and Class B shares of each Fund voting on Proposal 3 will vote separately by class on that proposal. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund you hold, and fractional votes for fractional shares held. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

The number of votes eligible to be cast at the meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PIF, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, PIF will reimburse them for their out-of-pocket expenses. PIF has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimates that the cost of such services will be approximately $628,000.

Expenses of the meetings. The Funds will not pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS
                                   (All Funds)

     The Board has set the number of Directors at nine and has provided that the number will increase to twelve at the effective time of the PIF-WM Funds Reorganization. Each Director will serve until the next annual meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the twelve nominees listed below. Eight of the nominees currently serve as Directors. The following four nominees, if elected, will become new Directors at the effective time of the PIF-WM Funds Reorganization: Ms. Kristianne Blake, Mr. William G. Papesh, Mr. Daniel Pavelich and Mr. Richard Yancey.

         Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

     The following table presents certain information regarding the current Directors of PIF and the four new nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director or nominee in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors and the nominee who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those Directors and nominees who are not interested persons of the Fund (the "Independent Directors"). Of the four nominees who are not currently directors, Mr. Papesh, who is currently an interested trustee of the WM Funds, was nominated after having been recommended by management of the Manager. Ms. Blake, Mr. Pavelich and Mr. Yancey currently are independent trustees of the WM Funds. The Board's Audit and Nominating Committee, comprised entirely of PIF's Independent Directors, selected and nominated Ms. Blake, Mr. Pavelich and Mr. Yancey after management of PIF recommended that the Board's Audit and Nominating Committee consider the independent trustees of the WM Funds as potential candidates for the Board. All Directors serve, and all nominees elected as Directors of such companies will serve, as directors for each of the two investment companies (with a total of 86 portfolios or funds that offer shares for sale as of November 1, 2006) sponsored by Principal Life: PIF and Principal Variable Contracts Fund, Inc. ("PVC") (collectively, the "Fund Complex").

                                            Independent Directors and Nominees

                                                                                               Other Directorships
Name, Address and Year of                                Principal Occupation(s) During the    Held
Birth                       Position(s) Held with PIF    Past 5 Years

Elizabeth Ballantine        Director (since 2004),       Principal, EBA Associates             The McClatchy Company
1113 Basil Road             Member of Audit and          (consulting and investments)
McLean, VA                  Nominating Committee
1948

Kristianne Blake            Nominee for Director         CPA specializing in personal          Avista Corporation;
1201 Third Avenue                                        financial and tax planning            Frank Russell
8th Floor                                                                                      Investment Company;
Seattle, WA 98101                                                                              Russell Investment
1954                                                                                           Funds;  WM Funds

Richard W. Gilbert          Director (since 2000),       President, Gilbert Communications,    Calamos Asset
5040 Arbor Lane, #302       Member of Audit and          Inc. (management advisory services)   Management, Inc.
Northfield, IL              Nominating Committee
1940

Mark A. Grimmett            Director (since 2004),       Executive Vice President and CFO,     None
6310 Deerfield Avenue       Member of Audit and          since 2000, and prior thereto, Vice
San Gabriel, CA             Nominating Committee         President and CFO, Merle Norman
1960                                                     Cosmetics, Inc. (manufacturer and
                                                         distributor of  skin care products)

Fritz S. Hirsch             Director (since 2005),       President and CEO, Sassy, Inc.        None
Suite 203                   Member of Audit and          (manufacturer of infant and
2101 Waukegan Road          Nominating Committee         juvenile products)
Bannockburn, IL
1951

William C. Kimball          Director (since 2000),       Retired. Formerly, Chairman and       Casey's General
3094 104th                  Member of Audit and          CEO, Medicap Pharmacies Inc. (chain   Stores, Inc.
Urbandale, IA               Nominating Committee         of retail pharmacies)
1947

Barbara A. Lukavsky         Director (since 1993),       President and CEO, Barbican           None
100 Market Street           Member of Audit and          Enterprises, Inc. (holding company
Des Moines, IA 50317        Nominating Committee,        for franchises in the cosmetics
1940                        Member of Executive          industry)
                            Committee

Daniel Pavelich             Nominee for Director         Retired. Formerly, Chairman and CEO   Catalytic Inc; Vaagen
1201 Third Avenue                                        of BDO Seidman (tax, accounting and   Bros. Lumber, Inc.;
8th Floor                                                financial consulting services)        WM Funds
Seattle, WA 98101
1944

Richard Yancey              Nominee for Director         Retired. Formerly, Managing           AdMedia Partners,
1201 Third Avenue                                        Director of Dillon Read & Co. (an     Inc.; Czech and
8th Floor                                                investment bank, now part of UBS)     Slovak American
Seattle, WA 98101                                                                              Enterprise Fund; WM
1926                                                                                           Funds


                                            Interested Directors and Nominee

                                                         Positions with the Manager and Its
                                                         Affiliates; Principal Occupation(s)   Other Directorships
Name, Address and Year of     Position(s) Held with PIF  During the Past 5 Years               Held
Birth
Ralph C. Eucher               Director, President and    Director and President, the Manager   None
711 High Street               Chief Executive Officer,   since 1999; Director, Princor since
Des Moines, Iowa 50392        Member of Executive        2006 and prior thereto, President
1952                          Committee (since 1999)     and Director; Senior Vice
                                                         President, since 2002,
                                                         Vice President,
                                                         1999-2002, and prior
                                                         thereto, Second Vice
                                                         President, Principal
                                                         Financial Group, Inc.

William G. Papesh             Nominee for Director       President and CEO of WM Group of      WM Funds
1201 Third Avenue                                        Funds; President and Director of WM
8th Floor                                                Advisors, Inc.
Seattle, WA 98101
1943


Larry D. Zimpleman            Director, Chairman of      Chairman and Director, the Manager    None
711 High Street               the Board, Member of       and Princor, since 2001.  President
Des Moines, Iowa 50392        Executive Committee        and Chief Operating Officer since
1951                          (since 2001)               2006, and President, Retirement and
                                                         Investor Services, Principal
                                                         Financial Group, Inc., 2003-2006.
                                                         Executive Vice President,
                                                         2001-2003, and prior thereto,
                                                         Senior Vice President, Principal
                                                         Life


During the last fiscal year of PIF, the Board of Directors held eight meetings. Each of the current Directors of PIF attended 100% of the meetings of the Board and of the committees of which the Director was a member.

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-0200. All communications addressed to the Board or to an individual Director received by PIF are forwarded to the full Board or to the individual Director.

Officers of PIF

         The following table presents certain information regarding the current officers of PIF, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each of the officers of PIF holds the same position with PVC.

                                    Officers

     Name, Address and                   Position(s) Held          Principal Occupation(s)
     Year of Birth                       with PIF                  During the Past 5 Years

     Craig L Bassett                     Treasurer (since 1993)    Vice President and Treasurer, Principal Life
     711 High Street
     Des Moines, Iowa 50392
     1952

     Michael J. Beer                     Executive Vice            Executive Vice President and Chief Operating
     711 High Street                     President (since 1993)    Officer, the Manager; Director and President,
     Des Moines, Iowa 50392                                        Princor, since 2005
     1961

     Randy L. Bergstrom                  Assistant Tax Counsel     Counsel, Principal Life
     711 High Street                     (since 2005)
     Des Moines, Iowa 50392
     1955

     David J. Brown                      Chief Compliance          Vice President, Product & Distribution
     711 High Street                     Officer (since 2004)      Compliance, Principal Life; Senior Vice
     Des Moines, Iowa 50392                                        President, the Manager, since 2004; Senior Vice
     1960                                                          President, Princor, since 2003, and prior
                                                                   thereto, Vice President, the Manager and
                                                                   Princor

     Jill R. Brown                       Vice President and        Second Vice President, Principal Financial
     711 High Street                     Chief Financial Officer   Group, and Senior Vice President, the Manager
     Des Moines, Iowa 50392              (since 2003), Principal   and Princor since 2006, Chief Financial Officer,
     1967                                Accounting Officer        Princor since 2003, and prior thereto, Assistant
                                                                   Financial Controller, Principal Life

     Ernest H. Gillum                    Vice President and        Vice President and Chief Compliance Officer, the
     711 High Street                     Assistant Secretary       Manager, since 2004, and prior thereto, Vice
     Des Moines, Iowa 50392              (since 1993)              President, Compliance and Product Development,
     1955                                                          the Manager

     Patrick A. Kirchner                 Assistant Counsel         Counsel, Principal Life
     711 High Street                     (sine 2002)
     Des Moines, Iowa 50392
     1960

     Carolyn F. Kolks                    Assistant Tax Counsel     Counsel, Principal Life, since 2003 and prior
     711 High Street                     (since 2005)              thereto, Attorney
     Des Moines, Iowa 50392
     1962

     Sarah J. Pitts                      Assistant Counsel         Counsel, Principal Life
     711 High Street                     (since 2000)
     Des Moines, Iowa 50392
     1945

     Layne A. Rasmussen                  Vice President and        Vice President and Controller - Mutual Funds,
     711 High Street                     Controller (since 2000)   the Manager
     Des Moines, Iowa 50392
     1958

     Michael D. Roughton                 Counsel (since 1993)      Vice President and Senior Securities Counsel,
     711 High Street                                               Principal Financial Group, Inc.; Senior Vice
     Des Moines, Iowa 50392                                        President and Counsel, the Manager and Princor;
     1951                                                          and Counsel, Principal Global

     James F. Sager                      Assistant Secretary       Vice President, the Manager and Princor
     711 High Street                     (since 2005)
     Des Moines, Iowa 50392
     1950


Board Committees

     Audit and Nominating Committee. PIF has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

     The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of PIF. The Committee also receives reports about accounting and financial matters affecting PIF.

         The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of PIF (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by PIF shareholders. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-0200. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

         The Board approved its current Audit and Nominating Committee Charter on March 13, 2006. The Charter is not available on PIF's website. A copy of the Charter is included as Appendix B to this Proxy Statement.

         Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee did not meet.

Compensation

         PIF does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PIF by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the portfolios of PIF and PVC based on their relative net assets.

         The following table provides information regarding the compensation received by the Independent Directors from PIF and from the Fund Complex during the fiscal year ended October 31, 2005. On that date, there were two investment companies with an aggregate total of 86 portfolios in the Fund Complex. The Fund does not provide retirement benefits to any of the Directors.

              Director                PIF                          Fund Complex
              --------                ---                          ------------
    Elizabeth Ballantine            $51,220                          $80,250
    Richard W. Gilbert              $45,790                          $71,500
    Mark A. Grimmett                $46,110                          $72,000
    Fritz S. Hirsch*                $12,151                          $19,000
    William C. Kimball              $46,110                          $72,000
    Barbara A. Lukavsky             $46,110                          $72,000
    --------------
    * Mr. Hirsch did not become a director until September 2005.

Share Ownership

         The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the current Directors as of October 6, 2006. As of that date, none of the new nominees for Director beneficially owned any such securities.

         As stated above, the Fund Complex includes the Funds of PIF and the separate series of PVC. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Funds. Directors who beneficially owned shares of the series of PVC did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:


 A - $0                                    D - $50,001 up to and including $100,000
 B - $1 up to and including $10,000        E - $100,001 or more
 C - $10,001 up to and including $50,000


                                   Independent Directors (Not Considered to Be "Interested Persons")
-------------------------------------------- ------------ --------- ------------ --------- ---------- ------------
Principal Investors Fund, Inc.               Ballantine   Gilbert   Grimmett     Hirsch    Kimball    Lukavsky

Bond & Mortgage Securities Fund                   A          D           C          A          A           A
Disciplined LargeCap Blend Fund                   A          B           A          A          A           A
Diversified International Fund                    C          D           A          A          A           A
Equity Income Fund                                A          C           A          A          A           A
Government & High Quality Bond Fund               A          B           C          A          A           A
Inflation Protection Fund                         A          A           C          A          A           A
International Emerging Markets Fund               C          A           A          A          A           A
LargeCap Growth Fund                              A          D           A          A          A           A
LargeCap Value Fund                               A          C           A          A          A           A
MidCap Blend Fund                                 A          D           C          A          A           A
Money Market Fund                                 A          B           C          A          A           D
Partners LargeCap Blend Fund I                    A          B           C          A          A           A
Partners LargeCap Value Fund                      C          A           A          A          A           A
Preferred Securities Fund                         A          A           A          A          A           A
Principal LifeTime 2010 Fund                      A          A           C          A          A           A
Principal LifeTime 2050 Fund                      A          A           A          D          A           A
Real Estate Securities Fund                       C          A           A          A          A           A
Short-Term Bond Fund                              A          A           C          A          A           A
SmallCap Blend Fund                               A          A           C          A          A           A
Tax-Exempt Bond Fund                              A          A           A          A          A           A
Ultra Short Bond Fund                             A          A           C          A          A           A

--TOTAL FUND COMPLEX                              E          E           E          D          A           D
-------------------------------------------- ------------ --------- ------------ --------- ---------- ------------

---------------------------------------------- ------------ --------- ------------ --------- ---------- ------------
Principal Variable Contracts Fund, Inc.        Ballantine   Gilbert    Grimmett    Hirsch     Kimball    Lukavsky

Asset Allocation Account                            A          A           A          A          A           A
Balanced Account                                    A          A           A          A          A           A
Bond Account                                        A          A           A          A          C           A
Capital Value Account                               A          A           A          A          A           A
Equity Growth Account                               A          A           A          A          B           A
Equity Income Account                               A          A           A          A          A           A
Equity Value Account                                A          A           A          A          A           A
Government Securities Account                       A          A           A          A          A           A
Growth Account                                      A          A           A          A          A           A
Diversified International Account                   A          A           A          A          A           A
International Emerging Markets Account              A          A           A          A          A           A
International SmallCap Account                      A          A           A          A          D           A
LargeCap Blend Account                              A          A           A          A          A           A
Large Growth Equity Account                         A          A           A          A          A           A
LargeCap Stock Index Account                        A          A           A          A          A           A
LargeCap Value Account                              A          A           A          A          D           A
Limited Term Bond Account                           A          A           A          A          A           A
MidCap Account                                      A          A           A          A          E           A
MidCap Growth Account                               A          A           A          A          C           A
MidCap Value Account                                A          A           A          A          A           A
Money Market Account                                A          A           A          A          A           A
Principal LifeTime 2010 Account                     A          A           A          A          A           A
Principal LifeTime 2020 Account                     A          A           A          A          A           A
Principal LifeTime 2030 Account                     A          A           A          A          A           A
Principal LifeTime 2040 Account                     A          A           A          A          A           A
Principal LifeTime 2050 Account                     A          A           A          A          A           A
Principal LifeTime Strategic                        A          A           A          A          A           A
     Income Account
Real Estate Securities Account                      A          A           A          A          E           A
SmallCap Account                                    A          A           A          A          A           A
SmallCap Growth Account                             A          A           A          A          C           A
SmallCap Value Account                              A          A           A          A          A           A

   TOTAL FUND COMPLEX                               A          A           A          A          E           A
---------------------------------------------- ------------ --------- ------------ --------- ---------- ------------


                 Directors Considered to Be "Interested Persons"
-------------------------------------------------------- --------- -------------
Principal Investors Fund, Inc.                             Eucher    Zimpleman
Bond & Mortgage Securities Fund                               A           A
Disciplined LargeCap Blend                                    C
Diversified International Fund                                E           A
Equity Income Fund                                            C           A
Government & High Quality Bond Fund                           C           A
LargeCap Growth Fund                                          D           A
LargeCap S&P 500 Index Fund                                   E           A
LargeCap Value Fund                                           A           A
MidCap Blend Fund                                             E           A
Money Market Fund                                             E           A
Partners LargeCap Blend Fund                                  E           A
Partners LargeCap Blend Fund I                                C           A
Partners LargeCap Growth Fund I                               C           A
Partners LargeCap Growth Fund II                              C           A
Partners LargeCap Value Fund                                  E           A
Partners MidCap Growth Fund                                   A           A
Real Estate Securities Fund                                   A           A
Short-Term Bond Fund                                          A           A
Tax-Exempt Bond Fund                                          A           A
Principal Investors Fund
(through participation in an employee benefit plan)
Bond & Mortgage Securities Fund                               C           A
Diversified International Fund                                A           A
Government & High Quality Bond Fund                           C           A
International Emerging Markets Fund                           A           A
LargeCap Growth Fund                                          D           A
LargeCap S&P 500 Index Fund                                   D           A
LargeCap Value Fund                                           D           A
MidCap Blend Fund                                             C           A
Partners LargeCap Blend Fund I                                A           A
Partners LargeCap Growth Fund I                               A           A
Partners LargeCap Value Fund                                  A           A
Partners MidCap Growth Fund                                   A           A
Principal LifeTime 2020 Fund                                  A           E
Principal LifeTime Strategic Income Fund                      A           A
Real Estate Securities Fund                                   A           A
SmallCap S&P 600 Index Fund                                   A           A

--TOTAL FUND COMPLEX                                          E           E
-------------------------------------------------------- --------- -------------

     Neither Mr. Eucher nor Mr. Zimpleman owns any shares of any of the series of PVC.

Required Vote

         The shareholders of all classes of shares of all the Funds will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the Meeting is required for the election of a Director of PIF.

         The Board of Directors unanimously recommends that shareholders vote "For" all the nominees.



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The firm of Ernst & Young LLP ("Ernst & Young") has been selected as the independent registered public accounting firm for PIF for the fiscal year ending October 31, 2006 and served as such for the last two fiscal years. The independent registered public accounting firm examines annual financial statements for PIF and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         The Audit and Nominating Committee of the Board of Directors of PIF (the "Audit Committee") has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the "independent auditor").

                                      * * *

                         Policy on Auditor Independence

         The purpose of this policy is to ensure the independence of the Funds' primary independent auditor. This policy is established by the Audit Committee of the Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. (the "Funds") Board of Directors effective for all engagements of the primary independent auditor entered into on and after March 8th, 2004.

         1. Prohibited Services shall not be provided by the primary independent auditor, its subsidiaries and affiliates to the Funds. For the purposes of this policy, Prohibited Services are:

         --Services that are subject to audit procedure during a financial statement audit;

        --Services where the auditor would act on behalf of management;

        --Services where the auditor is an advocate to the client's position in an adversarial proceeding;

         --Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

         --Financial information systems design and implementation;

         --Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

        --Actuarial services;

        --Internal audit functions or human resources;

         --Broker or dealer, investment advisor, or investment banking services;

         --Legal services and expert services unrelated to the audit;

         --Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         2. (A) All services provided by the primary independent auditor, its subsidiaries and affiliates to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, by any independent auditor, shall be approved by the Audit Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Audit Committee for pre-approval, a detailed description as to each particular service for which pre-approval is sought and a range of fees for such service. The Audit Committee may delegate pre-approval authority to one or more of its members provided a report of any services approved by such delegated member(s) shall be presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services previously approved by the Audit Committee and for services and the range of fees for such services that arise between regularly scheduled Audit Committee meetings.

In considering whether to pre-approve the provision of non-audit services by the primary independent auditor, the Audit Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Audit Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

         3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

         4. Not less than annually, the primary independent auditor shall report to the Audit Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

         5. The Audit Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

         The Funds or Principal Management Corporation may not hire any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into an accounting or financial reporting oversight role unless the Former Employee has severed his/her economic interest in the independent audit firm. In addition, employment of a Former Employee into an accounting or financial reporting oversight role will not be allowed unless the Former Employee was not a member of the audit engagement team of the Company during the one year period preceding the date that the audit procedures began for the fiscal period in which the Company proposes to hire the Former Employee. An accounting or financial reporting oversight role is presumed to mean CEO, CFO, or Controller.

                                      * * *

         The Audit Committee has considered whether the provision of non-audit services that were rendered to PIF's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to PIF that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Audit Fees. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

         October 31, 2004 - $258,900
         October 31, 2005 - $389,510

         Audit-Related Fees. Ernst & Young has not provided any audit-related services to PIF during the last two fiscal years that are not included under "Audit Fees" above.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of PIF. In connection with this review, Ernst & Young reviews the calculation of PIF's dividend distributions that are included as deductions on the tax returns. During 2004, affiliates of Ernst & Young located in India and Taiwan performed tax services for PIF. The services provided by the affiliate in India included a review of the security transactions of PIF that took place in India. After this review, an Indian income tax return was prepared and filed by Ernst & Young. Additionally, another affiliate of Ernst & Young located in Taiwan reviewed the securities held by PIF in Taiwan. After the review, a statement of portfolio was prepared. A tax return filing in Taiwan was also required.

         During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

         October 31, 2004 - $86,560
         October 31, 2005 - $128,450

         Ernst and Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees. Ernst & Young has not billed PIF for other products or services during the last two fiscal years.

         Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

         All work in connection with the audit of PIF's financial statements was performed by full-time employees of Ernst & Young.

         The aggregate non-audit fees Ernst & Young billed to PIF, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to PIF for each of its last two fiscal years were as follows.

         October 31, 2004 - $86,560
         October 31, 2005 - $128,450

                                   PROPOSAL 2
                   APPROVAL OF AN AMENDED MANAGEMENT AGREEMENT
                     TO PROVIDE FOR FUND ACCOUNTING SERVICES
                                   (All Funds)

         Shareholders of each of the Funds are being asked to approve an amended Management Agreement with the Manager (the "Amended Management Agreement"). The Amended Management Agreement between the Manager and each of the Funds is the same as the current Management Agreement between the Manager and that Fund (the "Current Management Agreement") except that under the Amended Management Agreement, the Manager will perform certain fund accounting services that are not provided for in the Current Management Agreement. The Manager currently performs the fund accounting services without charge under a separate Accounting Services Agreement with PIF. The Amended Management Agreement for each Fund will not provide for any increase in the management fee payable by the Fund to the Manager. However, approval of the Amended Management Agreement will result in the termination of the Accounting Services Agreement, which, as explained below, may increase the fund operating expenses borne indirectly by shareholders of the Funds.

         PIF and the Manager entered into the Accounting Services Agreement in 2000 when PIF was seeking to expand significantly as an investment platform for qualified retirement and other employee benefit plans. Under the Accounting Services Agreement, the Manager agreed to provide specified accounting services to the Funds and to pay substantially all the operating expenses of the Funds. These services and expenses are more fully described below. The Accounting Services Agreement provided that PIF would compensate the Manager as provided in the Agreement. In order to assist PIF in its expansion efforts, the Manager agreed to accept no compensation under the Agreement.

         During the last two years, PIF has moved aggressively to expand in the retail market for mutual funds. In 2005, it acquired the retail fund operations previously conducted by the Principal Mutual Funds, and it is currently proposing to acquire, as described above under "Introduction - PIF WM Reorganization," the operations conducted by the WM Funds, which are largely retail in nature. PIF had aggregate assets of approximately $14.3 billion before it acquired the operations of the Principal Mutual Funds, added approximately $3.6 billion in assets in that transaction and expects to add approximately $19.5 billion in assets when it acquires the operations of the WM Funds.

         As a result of this shift in emphasis in the markets that PIF is pursuing and in the increase in the aggregate assets of PIF both as a result of the recent acquisitions of other funds and as a result of internal growth over the last six years, the Manager has proposed and the Board has agreed that the Accounting Services Agreement should be terminated, with the fund accounting services which the Manager has been providing under the Accounting Services Agreement becoming an obligation of the Manager under the Management Agreements at no additional cost to the Funds and with the operating expenses of the Funds which the Manager has been paying under the Accounting Services Agreement in order to subsidize the Funds' operations becoming direct obligations of the Funds.

         The operating expenses that will be borne by the Funds as a result of these changes are routinely borne by the great majority of mutual funds. They consist mainly of custodian and audit fees and the compensation of the Independent Directors. The WM Funds that will be combining into PIF in the PIF-WM Funds Reorganization currently bear their own operating expenses. Consequently, the adoption of the Amended Management Agreement and the termination of the Accounting Services Agreement will bring PIF into the mainstream with respect to routine operating expenses, will facilitate the integration of the WM Funds into PIF and will permit PIF to pursue a uniform approach in dealing with the operating expenses of its Funds.

         The changes will affect each of the current Funds of PIF as follows:

         (1) Nine current Funds (Equity Income, Disciplined LargeCap, Money Market, Real Estate Securities, SmallCap Value, Tax-Exempt Bond, LargeCap Growth, Diversified International and SmallCap Growth) (the "Nine Current Funds") are expected to combine with WM Funds in the PIF-WM Funds Reorganization. Six of these Funds are expected to experience a decrease in operating expense rates because the anticipated reduction in the rates of operating expenses that will occur as a result of acquiring additional assets from the WM Funds is expected to be greater than the increase in the rates of operating expense that will occur as a result of the adoption of the Amended Management Agreement and the termination of the Accounting Services Agreement. The remaining three Funds (Diversified International, SmallCap Growth and SmallCap Value) are expected to experience an overall increase in the rates of operating expenses. The Manager has contractually agreed to limit the expenses of each of these three Funds attributable to each of its classes of shares and, if necessary, pay expenses normally payable by the Fund, through the period ending February 28, 2008. The expense limits will maintain for each such share class a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed the level of such expenses for the eight month period ended June 30, 2006.

         (2) The remaining current Funds are not involved in the PIF-WM Funds Reorganization and will not receive in that Reorganization any increase in assets that could contribute to a reduction in the level of operating expenses (the "Non-Participating Funds"). In order to provide these Funds with additional time to achieve further scale, the Manager has agreed, with respect to each of them, that if the Amended Management Agreement is approved, it will defer until February 28, 2008 the termination of its obligation under the Accounting Services Agreements to pay operating expenses of the Fund.

         The new Funds of PIF that will commence operations at the time they combine with WM Funds will have Management Agreements that are the same in all material respects as the Amended Management Agreement and will not have an Accounting Services Agreement. Each of them will bear its own operating expenses.

         For a comparison of the fees and expenses of the Funds under the Current Management Agreement for the fiscal year ended October 31, 2005 and the pro forma fees and expenses of the funds for the fiscal year ended October 31, 2005 assuming the Amended Management Agreement had been in effect for, and the Accounting Services Agreement had terminated at the commencement of, that fiscal year, see Appendix C to this Proxy Statement ("Comparison of Fees and Expenses Under the Current and Amended Management Agreement.").

         If approved by shareholders, each Amended Management Agreement will become effective at the effective time of the PIF-WM Funds Reorganization. The related termination of the Accounting Services Agreement will occur at the same time, except for the deferred termination discussed above for the Non-Participating Funds. If the PIF-WM Funds Reorganization does not take place as to one of more of the Nine Current Funds which has approved the Amended Management Agreement, the termination of the Accounting Services Agreement will be deferred as to that Fund or those Funds in the same manner as described under
(2) with respect to the Non-Participating Funds.

Description of the Management Agreement

         The terms of the Current Management Agreement and the Amended Management Agreement are the same in all material respects except for the incorporation into the Amended Management Agreement of the fund accounting services that are currently performed by the Manager under the Accounting Management Services Agreement as described below under "Description of the Accounting Services Agreement." A copy of the Form of the Amended Management Agreement is included as Appendix D to this Proxy Statement. For purposes of this description, the Current Management Agreement and the Amended Management agreement are referred to as the "Management Agreement."

         Under the Management Agreement, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor. When the Manager arranges for portfolio management functions to be performed by a sub-advisor, the Manager is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor.

         Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Fund with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager, and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of PIF with respect to each of the Funds.

         Under the Amended Management Agreement, the Manager will also handle the business affairs of each of the Funds and in that connection provide clerical, recordkeeping, and bookkeeping services and keep the required financial and accounting records. For a more complete description of these services, see "Description of the Accounting Services Agreement - Fund Accounting Services" below.

         As compensation for its services, the Manager receives a management fee from each Fund which is determined as a percentage of the average daily net assets of the Fund.

         With respect to each Fund, the Management Agreement provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the Independent Directors.

Description of the Accounting Services Agreement

         Fund Accounting Services. Under the Accounting Services Agreement, the Manager provides all accounting services customarily required by investment companies. These accounting services include:

         --Maintaining fund general ledger and journal;

         --Preparing and recording disbursements for direct fund expenses; .

         --Preparing daily money transfer;

        --Reconciling all fund bank and custodian accounts;

        --Assisting Fund independent auditors as appropriate;

        --Preparing daily projection of available cash balances;

         --Recording trading activity for purposes of determining net asset values and daily dividend;

        --Preparing daily portfolio valuation report to value portfolio securities and determining daily accrued income;

        --Determining the net asset value per share daily or at such other intervals as the fund may reasonably request or as may be required by law;

        --Preparing monthly, quarterly, semi-annual and annual financial statements;

        --Providing financial information for reports to the SEC in compliance with the provisions of the 1940 Act and the Securities Act of 1933, as amended, the Internal Revenue Service and any other regulatory or governmental agencies as required;

        --Providing financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the fund;

        --Investigating, assisting in the selection of and conducting relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the fund's operations; and

        --Obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the fund in accordance with the requirements of the 1940 Act and the rules thereunder, as such bonds and policies are approved by the Board.

         If shareholders of each Fund approve the Amended Management Agreement for that Fund, the accounting services described above will be performed by the Manager under the Amended Management Agreement.

         Fund Operating Expenses. Under the Accounting Services Agreement, the Manager has agreed to pay the following operating expenses of PIF, and all other fund expenses of a similar nature:

         --Taxes, including in case of redeemed shares any initial transfer taxes, other local, state and federal taxes, and governmental fees;

         --Interest (except for interest PIF incurs in connection with an investment it makes);

        --The fees of its independent auditor and its legal counsel;

        --The fees of the custodian(s) of its assets;

        --The fees and expenses of Independent Directors of PIF;

        --The cost of a line of credit for PIF;

        --Fidelity bond/D&O-E&O policy;

        --Trade association dues; and

        --Securities lending fees (This includes out-of-pocket expenses such as additional custody fees, if any, related to lending of fund securities. This does not include rebates paid to broker borrowers or the portion of gross security lending revenues that are retained by the lending agent).

         If shareholders of each Fund approve the Amended Management Agreement for that Fund and the Accounting Services Agreement is terminated, each Fund will bear the operating expenses that had previously been borne by the Manager under the Accounting Services Agreement, except that the Manager will continue to pay 50% of trade association dues.

         Compensation. The Accounting Services Agreement provides that PIF will pay the Manager a fee as provided in the Agreement. The Agreement currently provides that no fee is payable for the services provided under the Agreement.

Evaluation by the Board of Directors

         Section 15(c) of the 1940 Act requires the Board of Directors, including a majority of the Independent Directors, annually to review and consider the continuation of the Management Agreement with the Manager as it relates to each of the Funds as well as the continuation of the investment sub-advisory agreements (the "Sub-Advisory Agreements") between the Manager and each of various sub-advisors to the Funds (the "Sub-Advisors"). The Management Agreement and the Sub-Advisory Agreements are collectively referred to in this section as the "Advisory Agreements."

         At its meeting held on September 10, 2006, the Board, including the Independent Directors, considered the annual continuation of the Advisory Agreements and, in connection with its consideration of the Management Agreement for each Fund, the proposed termination of the Accounting Services Agreement and the performance by the Manager under the proposed Amended Management Agreement of the fund accounting services that it currently performs under the Accounting Services Agreement.

         In considering the continuation of the Advisory Agreements and the approval of the Amended Management Agreement for each Fund, the Board considered the factors and reached the conclusions described below relating to the selection of the Manager and each Sub-Advisor. On September 10, 2006, the Independent Directors also met in executive session with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Fund as well as the investment performance of a broad-based industry category defined by Morningstar, Inc. ("Morningstar Category") and a market index, (ii) management fees and the expense ratio for each Fund compared to mutual funds in a broad-based, industry category defined by Lipper Analytical Services, Inc. ("Lipper Category"), (iii) fee schedules applicable to the Manager's and the Sub-Advisors' other clients, (iv) the Manager's financial results and condition, including its profitability from services it performed for each Fund, (v) a comparison of the management fee and expense ratio for each Fund at current asset levels to the management fee and expense ratios for the funds in the Lipper Category (vi) an analysis of the Manager's and each Sub-Advisor's allocation of the benefits of economies of scale (vii) the Manager's and each Sub-Advisors' record of compliance with applicable laws and regulations, and with each Fund's investment policies and restrictions, (viii) the nature and character of the services the Manager and each Sub-Advisor provides to each Fund.

         Nature, Extent and Quality of Services. With regard to the Manager, the Board considered the experience and skills of senior management leading fund operations, the experience and skills of the Manager's personnel, the resources made available to such personnel and the Manager's ability to attract and retain high-quality personnel. The Board also considered the Manager's rigorous program for identifying, recommending, monitoring and replacing Sub-Advisors. With regard to each Sub-Advisor, the Board considered the reputation, qualifications and background of each Sub-Advisor, the investment approach of each Sub-Advisor, the experience and skills of each Sub-Advisor's investment personnel and the resources made available to such personnel and each Sub-Advisor's compliance with each Fund's investment policies and compliance in general. Based on all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager and each Sub-Advisor provides to each Fund were sufficient to support renewal of the Advisory Agreements.

         Investment Performance. The Board considered the performance results for each Fund over various time periods. The Board also considered these results in comparison to the performance of the funds in the Morningstar Category of which each Fund is a member, as well as each Fund's market index. The Board also considered whether each Fund's performance results were consistent with the Fund's investment objectives and policies. For Funds that had a shorter than one-year performance record with the Sub-Advisor, either because the Fund was only recently added to PIF or the Sub-Advisor was only recently added to manage a portion of the Fund's assets, the Board determined that the limited performance history was not meaningful and the Board relied instead on the fact that the Sub-Advisors had recently been selected based upon favorable composite performance information. The Board concluded that, with regard to most Funds, performance results were satisfactory. For some Funds that had not maintained a satisfactory level of investment performance over a three-year period ended June 30, 2006, the Board concluded that the Manager has in place an effective process to monitor performance, to encourage remedial action and to make changes in the Sub-Advisor at the appropriate time, if necessary. For each of these Funds, the Board determined that appropriate remedial action had been taken but that each of these Funds warranted continued close monitoring. For those Funds, the Board determined, based upon each Fund's particular circumstances, that it was in the best interests of the Fund to continue to closely monitor performance and to renew the Advisory Agreements.

         Investment Management and Sub-Advisory Fees and Expenses. The Board considered the management fees and total expense ratios for each Fund. The Board received information, based on data supplied by Lipper Analytical Services, comparing each Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratio (at current asset levels) to advisory fees and expense ratios of the Lipper Category. The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds. For most funds, management fees and expense ratios were within the three lowest quartiles when compared to their Lipper Category, which the Board considered reasonable. For Funds with management fees or expense ratios within the fourth quartile, the Board concluded, taking into account all other relevant factors (including the impact on management fees of the Accounting Services Agreement and its proposed termination as described below) that the management fees and expense ratios were reasonable. The Board also considered each Fund's management fee rate as compared to management fees charged by the Manager for comparable mutual funds. On the basis of the information provided, the Board concluded that the management fee schedules and expense ratios for each Fund were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors.

         The Board also considered each Fund's sub-advisory fees. The Board evaluated the competitiveness of the sub-advisory fees based upon data the Manager supplied, which compared the sub-advisory fees to available information about funds with sub-advisors in the Lipper Category. The Board noted that, where data on the ranking of the sub-advisory fees was available, the sub-advisory fees of each Fund ranked among the three lowest quartiles relative to the Lipper Category. In the case of each Fund for which such data was not available, the Board reviewed the management fee and total expense ratio for reasonableness, taking into account whether the Sub-Advisor was charging a higher fee to the Fund than to its comparable clients. For the Sub-Advisors that reported fees for "Other Clients" with comparable investment policies and receiving comparable services, the Board noted that most Sub-Advisors did not charge higher fees to the Manager than they charged to their Other Clients. For the Sub-Advisors that charged higher fees to the Manager than to their Other Clients, the Board noted that, based on representations made by those Sub-Advisors, the higher fees were generally a result of fewer assets, different level of services provided, and/or a different competitive environment at the time of the initiation of the relationship, which had resulted in the lower fees charged to the Other Clients. For each Sub-Advisor not affiliated with the Manager ("Unaffiliated Sub-Advisors") (each Sub-Advisor except Columbus Circle Investors, Post Advisory Group, LLC, Principal Global Investors, LLC, Principal Real Estate Investors, LLC and Spectrum Asset Management, Inc. (the "Affiliated Sub-Advisors")), the Board also considered that the sub-advisory fee rate was negotiated at arm's length between the Manager and each Unaffiliated Sub-Advisor and that the Manager compensates the Unaffiliated Sub-Advisor from its fees. For Funds with Affiliated Sub-Advisors, the Board noted that the Sub-Advisor is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee. Based upon all of the above, the Board determined that the sub-advisory fees for each Fund were reasonable.

         Profitability. The Board reviewed the Manager's detailed analysis of its profitability, including the estimated direct and indirect costs the Manager incurs in providing service with regard to each Fund under the Management Agreement as well as its profitability from other relationships between the Manager, its affiliates and each Fund. The Board reviewed data on the profitability to each Affiliated Sub-Advisor. The Board concluded that the profitability to the Manager from the management of each Fund and the profitability to each Affiliated Sub-Advisor in connection with the investment advisory services each provides to certain Funds were not unreasonable. The Board noted that the Manager compensates each Unaffiliated Sub-Advisor from its own management fees and that the fees were competitive. In addition, the Board noted that the Sub-advisory Agreements for each Unaffiliated Sub-Advisor were negotiated at arm's length between the Manager and each Unaffiliated Sub-Advisor. Accordingly, the Board concluded that it need not review estimated levels of profits to the Unaffiliated Sub-Advisors in order to conclude, as it did, that profitability to the Unaffiliated Sub-Advisors was not unreasonable.

         Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether each Fund benefits from any such economies of scale through breakpoints in fees. The Board also reviewed the level at which breakpoints occur and the amount of the reduction. The Board also considered whether the effective management fee rate for each Fund under the Management Agreement and the Amended Management Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale. The Board noted that the management fees for the Index Funds and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each Index Fund has a relatively low basis-point fee for initial assets and the Board concluded that the Index Funds do not generate sufficient economies of scale at their current asset size to justify a breakpoint at this time. For the LifeTime Funds, the Board noted that the underlying funds in which these funds-of-funds invest contain breakpoints that pass through economies of scale to the shareholders. The Board considered whether there are economies of scale with respect to the sub-advisory services provided to each Fund and, if so, whether the sub-advisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective sub-advisory fee rate for each Fund under each Sub-advisory Agreement is reasonable in relation to the asset size of each Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

         Other Benefits to the Manager. The Board received and considered information regarding the character and amount of other incidental benefits the Manager, its affiliates and each Sub-Advisor receive as a result of their relationship with PIF, including each Sub-Advisor's soft dollar practices. The Board concluded that, taking into account any incidental benefits the Manager and each Sub-Advisor receive, the management and sub-advisory fees for each Fund were reasonable.

         Factors Relating to Termination of Accounting Services Agreement. As a part of its analysis and particularly with respect to approving the proposed termination of the Accounting Services Agreement and the Amended Management Agreement, the Board considered that, under the Accounting Services Agreement, the pricing structure for the PIF Funds is different from that of most mutual funds in that the Manager pays for a number of expenses that most mutual funds pass through as a cost to shareholders as "administrative" or "other" expenses (such as custodian fees, audit fees, independent directors expenses, legal expenses, fidelity bond expenses and line of credit expenses). In view of the pricing structure for most mutual funds, including the WM Funds proposed to be combined into PIF in the PIF-WM Funds Reorganization, PIF's expansion in the retail mutual fund market over the past two years, the growth in assets of the Funds since the inception of the Accounting Services Agreement, including the acquisition and combination into PIF in 2005 of the Principal Mutual Funds, and the proposed PIF-WM Funds Reorganization, the Board concluded that it was reasonable to terminate the subsidy of fund expenses represented by the Accounting Services Agreement, provided that PIF would continue to perform under the Amended Management Agreement the fund accounting services that it currently performs under the Accounting Services Agreement. The Board noted that the Manager has performed such fund accounting services at no cost to the Funds since the inception of the Accounting Services Agreement and will continue to perform them under the Amended Management Agreement without any increase in management fees. Under these circumstances, the Board did not believe that any benefit accruing to the Manager as a result of the termination of the Accounting Services Agreement and with it the Manager's subsidy of fund expenses thereunder was unreasonable. Nonetheless, the Board determined to provide for a transition to the new expense arrangement by means of expense limitations for certain Funds and deferring the termination of the Accounting Services Agreement as to other Funds until February 28, 2008, as described above.

         Overall Conclusions. Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund, and that the terms of the Amended Management Agreement are fair and reasonable and that approval of the Amended Management Agreement is in the best interest of each Fund.

Additional Information

         For additional information regarding the Management Agreement and the Manager, including the date of the Management Agreement for each Fund and the dates of its most recent approval by the Board and by shareholders, the principal officers and Directors of the Manager, and payments made to the Manager and its affiliates during the fiscal year ended October 31, 2005, see Appendix E ("Additional Information About the Management Agreement and the Manager") to this Proxy Statement. For information regarding brokerage commissions paid by the Funds to affiliated brokers during the fiscal year ended October 31, 2005, see Appendix F ("Payments to Affiliated Brokers").

Required Vote

         Shareholders of each Fund will vote separately, and in the aggregate and not by share class, on the Amended Management Agreement for that Fund. The vote required to approve the Proposal with respect to each Fund is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of a Fund, the Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the Fund at a future shareholders meeting.


         The Board of Directors unanimously recommends that the shareholders of each Fund vote "For" the Proposal.


                                   PROPOSAL 3

              APPROVAL OF AMENDMENTS CHANGING RULE 12B-1 PLANS FOR
     CLASS A AND CLASS B SHARES FROM "REIMBURSEMENT" TO "COMPENSATION" PLANS
                (All Funds having Class A and/or Class B Shares)

         The following Funds offer Class A and Class B shares: Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Equity Income, Government & High Quality Bond, International Emerging Markets, LargeCap Growth, LargeCap Value, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond.

         The following Funds offer Class A shares but not Class B shares:
         Inflation Protection, LargeCap S&P 500 Index, Partners LargeCap Growth II, Partners MidCap Growth I, Preferred Securities, Principal LifeTime 2010, Short-Term Bond, and Ultra Short Bond.

         At its meeting on September 11, 2006 the Board of Directors, including all the Independent Directors, approved an amendment to the distribution plan pursuant to Rule 12b-1 under the 1940 Act (each, a "12b-1 Plan") for the Class A and Class B shares of each of the Funds (as applicable) named above (for purposes of this Proposal, each a "Fund" and collectively, the "Funds"). The holders of Class A and Class B shares of each of the Funds are being asked to approve the amended 12b-1 Plan (the "Amended 12b-1 Plan") for their respective share classes.

         The proposed amendments will change each of the current 12b-1 Plans (the "Current 12b-1 Plans") from a "reimbursement" to a "compensation" plan. The amendments will not change the maximum amount that may be paid under the 12b-1 Plans to Princor, PIF's distributor in connection with the distribution of shares of the Funds, but Princor will no longer be obligated to reimburse each Fund to the extent such payments exceed distribution-related expenses incurred by Princor with respect to the Fund for a particular fiscal year.

         The amendments are being proposed to increase flexibility and ease of administration and accounting and to assist in integrating the operations of the WM Funds and the PIF Funds in the PIF-WM Funds Reorganization described above under "Introduction - PIF-WM Funds Reorganization." The Class A and Class B shares of the WM Funds are subject to 12b-1 plans which provide for 12b-1 fees at the same maximum rates as the Current and Amended 12b-1 Plans but which are compensation rather than reimbursement plans.

         If the shareholders of a class of shares of a Fund vote to approve the Amended 12b-1 Plan for that class, the Amended 12b-1 Plan will become effective at the effective time of the PIF-WM Funds Reorganization and will be applicable to all shares of the class that are outstanding immediately prior to the effective time of the Reorganization, that are issued in the Reorganization or that are sold thereafter. Princor, the principal underwriter for each of the Funds, has agreed that, effective at the effective time of the PIF-WM Funds Reorganization and with respect to the B share class of each Fund that has approved an Amended 12b-1 Plan, the contingent deferred sales charge ("CDSC") applicable to such shares outstanding immediately prior to the Reorganization will be reduced to 4.00% for the first two years, 2.00% for the next two years, 1.00% for the next two years and then eliminated at the end of the sixth year, from 4.00% for the first two years, 3.00% for the next two years, 2.00% for the next year, 1.00% for the next year and then eliminated at the end of the sixth year, and the shares will be converted to Class A shares after they have been held for six years instead of after having been held for seven years. The Class B shares issued in the Reorganization and sold thereafter will be subject to a CDSC schedule of 5.00% for the first two years, 4.00% for the next year, 3.00% for the next year, 2.00% for the next year and eliminated after the fifth year, and will be converted to Class A shares after they have been held for eight years.

         If the shareholders of a class of shares of a Fund do not vote to approve the Amended 12b-1 Plan for that class, the Current 12b-1 Plan will continue to be applicable to that class until immediately prior to the effective time of the PIF-WM Funds Reorganization and thereafter with respect to the shares of that class that were outstanding at that time. At the effective time of the Reorganization, the shares of the class will be redesignated, and the Fund will not sell any shares of the redesignated class at or after the effective time of the Reorganization. The Fund will issue in the Reorganization and sell thereafter Class A shares and Class B shares that are subject to 12b-1 Plans that are the same in all material respects as the Amended 12b-1 Plans proposed for the current Class A and Class B shares of the Fund. PIF and Princor have adopted this approach to insure that each Fund is in a position after the Reorganization to issue shares that are consistent with the requirements of the WM Funds distribution system

Payments under the 12b-1 Plans

         Under the Current 12b-1 Plans each of the Funds pays, and under the Amended 12b-1Plans each of the Funds will pay, Princor a fee after the end of each month at an annual rate as a percentage of the average daily net assets attributable to Class A and Class B shares as follows:

                                                        Maximum Annualized
                                                            12b-1 Fee
                                                      Current        Amended
Share Class                                         12b-1 Plan     12b-1 Plan

Class A shares (except Short-Term Bond, Ultra           0.25%          0.25%
Short Bond, LargeCap S&P 500 Index and Money Market)

Class A shares (Short-Term Bond, Ultra Short Bond,      0.15%          0.15%
LargeCap S&P 500 Index)

Class B shares (1)                                      1.00%          1.00%

         Under each of the Current 12b-1 Plans, which are reimbursement plans, Princor retains such amounts of the payments it receives under the plan as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund's shares to the public. If the aggregate payments received by Princor under the Current 12b-1 Plan for a Fund in any fiscal year exceed the expenditures made by Princor in that year pursuant to that plan, Princor reimburses the Fund for the amount of the excess.

         Under the Amended 12b-1 Plans, which are compensation plans, Princor retains the entire amount of the payments made to it under each plan even if such amount exceeds Princor's actual distribution-related expenses for the applicable fiscal year. As indicated in the table below, the share classes of most Funds already pay fees under the Current 12b-1 Plans at the maximum rate. PIF expects that the requirements of the WM Funds distribution system as well as PIF's increased emphasis generally on retail distribution of its shares will cause the share classes of the other Funds to also pay fees under the Current 12b-1 Plans at the maximum rate. Under these circumstances, Princor recommended and the Board approved the proposed shift from "reimbursement" to "compensation" arrangements in order to simplify the administration of each Fund's affairs.

         The table below sets forth for the Class A and Class B shares (as applicable) of the Funds (i) the aggregate 12b-1 fees paid under each Current 12b-1 Plan for the fiscal year ended October 31, 2005, and such fees as a percentage of the Fund's average daily net assets for that fiscal year; and (ii) the pro forma aggregate 12b-1 fees that would have been paid if the Amended 12b-1 Plans had been in effect for the fiscal year ended October 31, 2005, and such fees as a percentage of the Fund's average daily net assets for that fiscal year. Except as otherwise indicated below, the Class A and Class B shares of the Funds commenced operations on June 28, 2005.

                                                    Current 12b-1 Plans              Amended 12b-1 Plans
Fund                                             Aggregate      % of Average      Aggregate      % of Average
                                                 12b-1 fees      Net Assets      12b-1 fees       Net Assets
                                               (fiscal 2005)                     (pro forma)
Bond & Mortgage Securities Fund
                                                     $116,998           0.20%         $148,287           0.25%
--Class A
                                                      $76,139           0.73%          $99,616           1.00%
--Class B
Disciplined LargeCap Blend Fund
                                                      $63,346           0.21%          $75,832           0.25%
--Class A
                                                      $26,158           0.52%          $50,689           1.00%
--Class B
Diversified International Fund
                                                     $200,362           0.20%         $248,263           0.25%
--Class A
                                                      $83,498           0.57%         $148,738           1.00%
--Class B
Equity Income Fund**
                                                     $198,391           0.24%         $203,647           0.25%
--Class A
                                                     $117,130           0.92%         $127,101           1.00%
--Class B
Government & High Quality Bond Fund
                                                     $152,712           0.18%         $214,195           0.25%
--Class A
                                                     $155,136           0.93%         $167,725           1.00%
--Class B
Inflation Protection Fund
                                                         $518           0.25%             $518           0.25%
--Class A
International Emerging Markets Fund
                                                      $44,228           0.25%          $44,228           0.25%
--Class A
                                                      $30,743           1.00%          $30,743           1.00%
--Class B
LargeCap Growth Fund
                                                     $164,675           0.18%         $231,052           0.25%
--Class A
                                                      $78,523           0.63%         $126,404           1.00%
--Class B
LargeCap S&P 500 Index Fund
                                                      $36,962           0.15%          $36,962           0.15%
--Class A
LargeCap Value Fund
                                                     $175,009           0.18%         $250,196           0.25%
--Class A
                                                      $14,686           0.17%          $87,785           1.00%
--Class B
MidCap Blend Fund
                                                     $374,454           0.21%         $439,426           0.25%
--Class A
                                                     $116,625           0.47%         $252,340           1.00%
--Class B
Money Market Fund
                                                           $0           0.00%               $0           0.00%
--Class A
                                                       $2,840           0.26%          $10,811           1.00%
--Class B
Partners LargeCap Blend Fund
                                                      $44,026           0.25%          $44,026           0.25%
--Class A
                                                      $72,319           0.93%          $78,443           1.00%
--Class B
Partners LargeCap Blend Fund I
                                                      $92,911           0.21%         $109,519           0.25%
--Class A
                                                      $24,626           0.32%          $77,638           1.00%
--Class B
Partners LargeCap Growth Fund I
                                                      $41,135           0.25%          $41,135           0.25%
--Class A
                                                      $48,498           0.95%          $51,291           1.00%
--Class B
Partners LargeCap Growth Fund II
                                                          $86           0.25%              $86           0.25%
--Class A
Partners LargeCap Value Fund
                                                      $44,894           0.25%          $44,894           0.25%
--Class A
                                                      $67,430           0.95%          $71,408           1.00%
--Class B
Partners MidCap Growth Fund
                                                      $21,665           0.25%          $21,665           0.25%
--Class A
                                                      $32,583           0.92%          $35,702           1.00%
--Class B
Partners MidCap Growth Fund I
                                                         $116           0.25%             $116           0.25%
--Class A
Partners MidCap Value Fund
                                                         $820           0.25%             $820           0.25%
--Class A
                                                         $742           1.00%             $742           1.00%
--Class B
Partners SmallCap Growth Fund II
                                                      $12,967           0.25%          $12,967           0.25%
--Class A
                                                      $22,661           0.91%          $25,119           1.00%
--Class B
Preferred Securities Fund
                                                         $997           0.25%             $997           0.25%
--Class A
Principal LifeTime 2010 Fund
                                                       $1,359           0.25%           $1,359           0.25%
--Class A
Principal LifeTime 2020 Fund
                                                       $1,362           0.25%           $1,362           0.25%
--Class A
                                                       $1,396           1.00%           $1,396           1.00%
--Class B
Principal LifeTime 2030 Fund
                                                         $923           0.25%             $923           0.25%
--Class A
                                                       $1,362           1.00%           $1,362           1.00%
--Class B
Principal LifeTime 2040 Fund
                                                         $568           0.25%             $568           0.25%
--Class A
                                                       $1,167           1.00%           $1,167           1.00%
--Class B
Principal LifeTime 2050 Fund
                                                         $217           0.25%             $217           0.25%
--Class A
                                                           $0           1.00%               $0           1.00%
--Class B*
Principal LifeTime Strategic Income Fund
                                                         $906           0.25%             $906           0.25%
--Class A
                                                           $0           1.00%               $0           1.00%
--Class B*
Real Estate Securities Fund
                                                      $68,987           0.25%          $68,987           0.25%
--Class A
                                                      $74,819           0.95%          $79,348           1.00%
--Class B
Short-Term Bond Fund
                                                      $63,701           0.15%          $63,701           0.15%
--Class A
SmallCap Blend Fund
                                                      $77,440           0.23%          $83,584           0.25%
--Class A
                                                      $83,241           0.93%          $90,276           1.00%
--Class B
SmallCap Value Fund
                                                         $569           0.25%             $569           0.25%
--Class A
                                                         $557           1.00%             $557           1.00%
--Class B
Tax-Exempt Bond Fund**
                                                     $345,340           0.21%         $403,860           0.25%
--Class A
                                                      $37,230           0.40%          $91,858           1.00%
--Class B
Ultra Short Bond Fund*
                                                                                            $0
--Class A                                                  $0           0.15%                            0.15%

-----------------
* Class B shares not offered until March 15, 2006.
** Includes amounts paid by the Fund's predecessor for the period November 1, 2004 to June 30, 2005.

         Appendix C to this Proxy Statement provides comparative information with respect to the fees and expenses of the Funds under the Current 12b-1 Plans and the proposed Amended 12b-Plans for Class A and Class B shares as well comparative information with respect to the fees and expenses of the Funds under the Current Management Agreement and the proposed Amended Management Agreement under Proposal 2 above.

Description of Current and Amended Rule 12b-1 Plans

         Rule 12b-1 under the 1940 Act permits a Fund to pay expenses associated with the distribution of its shares in accordance with a written plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class A and Class B shares of the Funds approved the Current 12b-1 Plans which are each dated December 12, 2005.

         Except with respect to the change from "reimbursement" to "compensation" plans, the terms of the Current 12b-1 Plans and the proposed Amended 12b-1 Plans are the same. Copies of the forms of Amended 12b-1 Plans for Class A and Class B shares are included as Appendix G to this Proxy Statement. For purposes of the following description, the Current and Amended 12b-1 Plans are referred to as the "12b-1 Plans."

         Under the 12b-1 Plans, each Fund makes payments to Princor from assets attributable to its Class A and Class B shares to compensate Princor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the Fund. Such services may include the following:

         --formulation and implementation of marketing and promotional activities;

         --preparation, printing and distribution of sales literature;

         --preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

         --obtaining such information with respect to marketing and promotional activities as Princor deems advisable;

         --making payments to dealers and others
         engaged in the sale of shares or who engage in shareholder support services; and

         --providing training, marketing and support with respect to the sale of shares.

         Princor may remit on a continuous basis all of the payments it receives (up to 0.25% for Class B shares) to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

         Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class A and Class B shares. At least quarterly, Princor provides to the Board of Directors, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

         Continuance of the 12b-1 Plans must be approved by the Board of Directors, including a majority of the Independent Directors, annually. The 12b-1 Plans may be amended by a vote of the Board of Directors, including a majority of the Independent Directors, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. The 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Directors or by vote of a Majority of the Outstanding Voting Securities of the affected class.

Evaluation by the Board of Directors

         The Board of Directors considered the Amended 12b-1 Plans at their meetings on August 16 and 25, 2006 and September 11, 2006. In approving the Amended 12b-1 Plans, the Board, including all the Independent Directors, determined that there was a reasonable likelihood that the Amended 12b-1 Plans would benefit each of the Funds and the Class A and Class B shareholders of the Funds.

         In making its determination to approve the Amended 12b-1 Plans, the Board concluded that the change from reimbursement to compensation plans could be expected to result in greater flexibility and ease of administration and accounting with respect to distribution-related payments and expenses, to assist in integrating into PIF the WM Funds proposed to be combined into corresponding PIF Funds in the PIF-WM Funds Reorganization, and to enhance the ability of Princor to maintain and incorporate into PIF's distribution network the current distribution network for the Class A and Class B shares of the WM Funds. The Board determined that the combined PIF and WM Funds distribution following the PIF-WM Funds Reorganization could be expected over time to benefit the Funds and their Class A and Class B shareholders through improved prospects for growth in fund assets, more efficient management and attendant reductions in operating expenses.

Required Vote

         Holders of Class A and Class B shares of each Fund will vote separately on the Proposal with respect to that share class. The vote required to approve the Proposal for each share class is a Majority of the Outstanding Voting Securities of the class.

         If the Proposal is not approved by the shareholders of a class, the amended Rule 12b-1 Plan for that class will not become effective and the current 12b-1 Plan will remain in effect. The Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the class at a future shareholders meeting.


                                   PROPOSAL 4

                APPROVAL OF AMENDMENT TO THE MANAGEMENT AGREEMENT
             FOR THE LARGECAP GROWTH FUND INCREASING MANAGEMENT FEES
                           (LargeCap Growth Fund Only)


         At its meeting on September 11, 2006, the Board of Directors, including all the Independent Directors, approved an amendment to the Management Agreement for the LargeCap Growth Fund (for purposes of this Proposal, the "Fund") providing for an increase in the management fees payable by the Fund to the Manager. Shareholders of the Fund are being asked to approve the amendment to the Management Agreement (the "Amended Agreement").

         The Board approved the Amended Agreement in connection with its approval of an amended sub-advisory agreement for the Fund between the Manager and the sub-advisor to the Fund, Columbus Circle Investors ("CCI"), an affiliate of the Manager. The proposed advisory fee increase under the Amended Agreement reflects an increase in the sub-advisory fees that will be payable by the Manager to CCI under the amended sub-advisory agreement with CCI. Management proposed the sub-advisory fee increase for CCI as appropriate in view of CCI's strong performance record with respect to the Fund and in order to align the sub-advisory fees with competitive, market rates. The Board's considerations in approving the Amended Agreement (and the amended sub-advisory agreement) are described below under "Evaluation by the Board of Directors."

         If approved by shareholders, the Amended Agreement will become effective at the time of the PIF-WM Funds Reorganization or at such other time as determined by the Board.

Description of the Management Agreement

         Except for the proposed increase in management fees which is described below, the terms of the current Management Agreement (the "Current Agreement") and the Amended Agreement are the same. However, if shareholders of the Fund approve the Amended Management Agreement under Proposal 2 above, then the Amended Agreement will also incorporate the provisions for the performance by the Manager of fund accounting services as described under Proposal 2. A copy of the form of Amended Management Agreement including those provisions is included as Appendix D to this Proxy Statement.

         Under the Current and Amended Agreements, the Manager arranges for portfolio management functions to be performed by a sub-advisor and is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor. The Manager is also responsible for compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all office facilities and equipment and personnel necessary to perform the general corporate functions of PIF with respect to the Fund.

         If shareholders of the Fund also approve the Amended Management Agreement under Proposal 2 above, the Manager will also handle the business affairs of the Funds and in that connection will provide clerical, recordkeeping and bookkeeping services and keep the required financial and accounting records.

         Each of the agreements provides for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a Majority of the Outstanding Voting Securities of the Fund. In either event, continuation shall be approved by a vote of the majority of the Independent Directors.

Compensation

         As compensation for its services, the Manager receives a management fee from the Fund which is determined as a percentage of the average daily net assets of the Fund and is accrued daily and paid monthly. The following table sets forth the management fee schedule for the Fund under (i) the Current Agreement and (ii) the proposed Amended Agreement:

                      Management Fee - LargeCap Growth Fund
                  (as a percentage of average daily net assets)

             Current Agreement                      Amended Agreement
     0.55% of the first $500 million;        0.68% of the first $500 million;
      0.53% of the next $500 million;        0.65% of the next $500 million;
    0.51% of the next $500 million; and       0.62% of the next $1 billion;
  0.50% of the excess over $1.5 billion.    0.58% of the next $1 billion; and
                                           0.55% of the excess over $3 billion.

         For the fiscal year ended October 31, 2005, the Fund paid the Manager under the Current Agreement a management fee of $1,766,507. If the Amended Management Agreement had been in effect for that fiscal year, the Fund would have paid a management fee of $2,190,305 (an increase of 24%).

         Compensation under the Sub-Advisory Agreements. The sub-advisory fee rates for the Fund under the current subadvisory agreement with CCI and the increased subadvisory fee rates under the amended sub-advisory agreement with CCI are set forth in the table below. Under these agreements, sub-advisory fees are paid by the Manager and not by the Fund. Under each of the agreements, the Manager pays CCI a fee which is computed and paid monthly, based on average daily net assets, at the respective annual rates specified below. In calculating the sub-advisory fee for CCI, the term "net assets" includes the net assets of the Fund plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Fund.

                    Sub-Advisory Fee -- LargeCap Growth Fund
                  (As a percentage of average daily net assets)
      Current Sub-Advisory Agreement         Amended Sub-Advisory Agreement (1)

     0.27% of the first $50 million;         0.26% of the first $50 million;
     0.25% of the next $50 million;           0.24% of the next $50 million;
     0.22% of the next $100 million;         0.22% of the next $100 million;
     0.18% of the next $200 million;         0.18% of the next $200 million;
     0.13% of the next $350 million;         0.13% of the next $350 million;
   0.09% of the next $750 million; and       0.09% of the next $750 million;
 0.06% of the excess over $1.5 billion.      0.06% of the next $500 million;
                                           0.24% of the next $2.5 billion; and
                                          0.17% of the excess over $4.5 billion.
      ------------
      (1) Percentage fee rates are rounded.

         For the fiscal year ended October 31, 2005, the Manager paid CCI under the current sub-advisory agreement a sub-advisory fee of $420,546. If the amended sub-advisory agreement had been in effect for that fiscal year, the Manager would have paid CCI a sub-advisory fee of $411,682 (a decrease of 2%). As described below, the sub-advisory fees under the amended sub-advisory agreement will increase as fund assets achieve higher breakpoint levels.

         As indicated by the tables above, the proposed management fee under the Amended Agreement provides for an increase in rates at all asset levels with the rates declining as assets increase, while the proposed sub-advisory fee under the amended sub-advisory agreement provides for a slight reduction in fee rates at lower asset levels and adds breakpoints increasing rates at higher asset levels. The increase in management fees thus does not correspond precisely to the increase in sub-advisory fees. Rather, although the proposed increases maintain a relatively constant spread between the management fees and the sub-advisory fees at assets up to $1.5 billion, the spread will decrease, and the sub-advisory fees will increase, with respect to assets in excess of $1.5 billion. This structure is intended to provide management fee rates that will reflect economies of scale as assets grow but will nonetheless provide a higher, market sub-advisory fee rate principally with respect to new fund assets. As of April 30, 2006, the Fund had net assets of approximately $820,900,000. Pursuant to the PIF-WM Funds Reorganization as described above under "Introduction - PIF-WM Funds Reorganization," it is proposed that the WM Growth Fund, which as of April 30, 2006 had net assets of approximately $2,379,000,000, be combined into the Fund. Consequently, if shareholders of the WM Growth Fund approve the proposed fund combination and the Reorganization takes place, the Fund will experience a significant increase in assets.

         As noted above, the sub-advisory fees are paid by the Manager and not by the Fund. However, because CCI is an affiliate of the Manager, the proposed increases in management fees and sub-advisory fees will have the effect of increasing the amount of the management fees for the Fund that are retained by the Manager and its affiliates.

         If shareholders of the Fund approve the proposed Amended Agreement, the increase in sub-advisory fees under the amended sub-advisory agreement with CCI will become effective at the same time as the Amended Agreement.

Fees and Expenses

         The following table sets forth for each of the share classes of the Fund for the fiscal year ended October 31, 2005 (i) annual fund operating expenses under the Current Agreement and (ii) pro forma annual fund operating expenses assuming that the Amended Agreement had been in effect for that fiscal year.

                         Annual Fund Operating Expenses
                  (as a percentage of average daily net assets)

Current Agreement (1)
                                                                   Total Fund
                        Management     Rule 12b-1       Other       Operating
Share Class                Fees           Fees        Expenses      Expenses
Institutional             0.55%            N/A           N/A          0.55%
Select                    0.55%           0.10%         0.28%         0.93%
Preferred                 0.55%            N/A          0.26%         0.81%
Advisors Select           0.55%           0.30%         0.45%         1.30%
Advisors Signature        0.55%           0.35%         0.53%         1.43%
Advisors Preferred        0.55%           0.25%         0.32%         1.12%
Class J                   0.55%           0.50%         0.43%         1.48%
Class A                   0.55%           0.18%         0.28%         1.01%
Class B                   0.55%           0.63%         0.55%         1.73%

Amended Agreement (pro forma) (1)(2)

                                                                Total Fund
                     Management     Rule 12b-1       Other       Operating
Share Class             Fees           Fees        Expenses      Expenses
Institutional          0.68%            N/A           N/A          0.68%
Select                 0.68%           0.10%         0.28%         1.06%
Preferred              0.68%            N/A          0.26%         0.94%
Advisors Select        0.68%           0.30%         0.45%         1.43%
Advisors Signature     0.68%           0.35%         0.53%         1.56%
Advisors Preferred     0.68%           0.25%         0.32%         1.25%
Class J                0.68%           0.50%         0.43%         1.61%
Class A                0.68%           0.18%         0.28%         1.14%
Class B                0.68%           0.63%         0.55%         1.86%

--------------

(1) If shareholders of the WM Growth Fund approve the proposed combination of that fund into the Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, the Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund under the Current Agreement would have been as follows: Institutional - 0.51%, 0.00% and 0.51%; Select - 0.51%, 0.28% and 0.89%; Preferred - 0.51%, 0.26% and
     0.77%; Advisors Select - 0.51%, 0.45% and 1.26%; Advisors Signature - 0.51%, 0.53% and 1.39%; Advisors Preferred - 0.51%, 0.32% and 1.08%; Class
     J - 0.51%, 0.43% and 1.44%; Class A - 0.51%, 0.32% and 1.01%; and Class B -
     0.51%, 0.57% and 1.71%. Under the Amended Agreement, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows:
     Institutional - 0.62%,  0.00% and 0.62%;  Select -- 0.62%, 0.28% and 1.00%;
     Preferred -- 0.62%,  0.26% and 0.88%;  Advisors Select -- 0.62%,  0.45% and
     1.37%; Advisors Signature -- 0.62%, 0.53% and 1.50%; Advisors Preferred --0.62%, 0.32% and 1.19%; Class J -- 0.62%, 0.43% and 1.55%; Class A --
     0.62%, 0.32 % and 1.12%; and Class B -- 0.62%, 0.57% and 1.82%.

(2) The pro forma expenses shown above do not reflect the impact on fund expenses of the changes that would result from shareholder approval and implementation of the proposed Amended Management Agreement under Proposal 2 or the proposed Amended 12b-1 Plans for Class A and Class B shares under Proposal 3. For an illustration of the impact of such changes on the Fund, see Appendix C to this Proxy Statement.


Examples: The following examples are intended to help you compare the costs of investing in the Fund under the Current and Amended Agreements. The examples assume that Fund expenses continue at the rates shown in the tables above, that you invest $10,000 in the Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Fund. Actual expenses may be greater or less than those shown.

Current Agreement (1)
                                    If you sell your shares                     If you do not sell your shares
Share Class                                           Number of years you own your shares
                                1          3         5         10             1        3         5           10
Institutional                  $56       $176      $307       $689           $56      $176      $307        $689
Select                         $95       $296      $515      $1,143          $95      $296      $515       $1,143
Preferred                      $83       $259      $450      $1,002          $83      $259      $450       $1,002
Advisors Select                $132      $412      $713      $1,568          $132     $412      $713       $1,568
Advisors Signature             $146      $452      $782      $1,713          $146     $452      $782       $1,713
Advisors Preferred             $114      $356      $617      $1,363          $114     $356      $617       $1,363
Class J                        $251      $468      $808      $1,768          $151     $468      $808       $1,768
Class A                        $672      $878     $1,101     $1,740          $672     $878     $1,101      $1,740
Class B (1)                    $576      $845     $1,139     $1,761          $176     $545      $939       $1,761

Amended Agreement
                                     If you sell your shares                   If you do not sell your shares
Share Class                                            Number of years you own your shares
                                 1         3         5         10             1        3         5           10
Institutional                   $69      $218      $379       $847           $69     $218      $379         $847
Select                         $108      $337      $585      $1,294         $108     $337      $585        $1,294
Preferred                       $96      $300      $520      $1,155          $96     $300      $520        $1,155
Advisors Select                $146      $452      $782      $1,713         $146     $452      $782        $1,713
Advisors Signature             $159      $493      $850      $1,856         $159     $493      $850        $1,856
Advisors Preferred             $127      $397      $686      $1,511         $127     $397      $686        $1,511
Class J                        $264      $508      $876      $1,911         $164     $508      $876        $1,911
Class A                        $685      $916     $1,167     $1,881         $685     $916     $1,167       $1,881
Class B (1)                    $589      $885     $1,206     $1,903         $189     $585     $1,006       $1,903

----------------
(1) Reflects the conversion of Class B shares to Class A shares after 7 years.

Evaluation by the Board of Directors

         The Board of Directors, including all the Independent Directors, considered and approved the Amended Agreement for the LargeCap Growth Fund, as well as the amended sub-advisory agreement with CCI, at its meeting on September 11, 2006. At that meeting, the Board also considered the annual continuation of the Management Agreement for each Fund, including the Current Agreement which will continue in effect if shareholders of the Fund do not approve the Amended Agreement, the sub-advisory agreements with respect to the various Funds and the proposed Amended Management Agreement for each Fund which shareholders of each Fund are being asked to approve under Proposal 2 above. The process undertaken, factors considered and conclusions reached by the Board in approving the Current Agreement and the proposed Amended Management Agreement for the Fund, as well as the amended sub-advisory agreement with CCI, are described above under Proposal 2.

         In determining whether to approve the amended sub-advisory agreement with CCI, the Board considered in particular, and found favorable, the strong performance record of the Fund over the past three years, CCI's investment management capabilities with respect to growth-oriented Funds, its past services as sub-advisor to the Fund and another PIF Fund and the strength of its personnel, technical resources and operations. The Board also reviewed the sub-advisory fee rates under the current and proposed amended sub-advisory agreements in comparison to the sub-advisory fees paid with respect to comparable funds and concluded that Management's view that the proposed sub-advisory fee increase for CCI was appropriate in order to align the sub-advisory fees with competitive, market rates was reasonable.

         In determining whether to approve the proposed Amended Agreement, which differs from the Current Agreement, and will differ from the proposed Amended Management Agreement for the Fund, if approved by shareholders of the Fund under Proposal 2, only with respect to the proposed increase in management fees, the Board considered in particular the management fees and total expense ratios for the Fund under the Current and Amended Agreements, the relationship between the proposed management fees and the proposed sub-advisory fees under the amended sub-advisory agreement and the management fee structure in relation to the proposed PIF-WM Funds Reorganization. The Board received information, based on data supplied by Lipper Analytical Services, comparing the Fund's management fees (at current asset levels and at theoretical asset levels) and expense ratios (at current asset levels) to advisory fees and expense ratios of both the "Narrow Peer Group" and the "Lipper Category" (as such terms are defined under Proposal 2). The Board also considered the Fund's management fee rate under the Amended Agreement as compared to management fees charged by the Manager for comparable mutual funds. The management fees and expense ratios under the Amended Agreement were within the [third] quartile or better when compared to their Lipper Category, which the Board considered reasonable. On the basis of the information provided, the Board concluded that the management fee schedule and expense ratios for the Fund under the Amended Agreement were reasonable and appropriate in light of the quality of services provided by the Manager and other relevant factors and that approval of the Amended Agreement was in the best interests of the Fund.

Comparable Funds Managed by the Manager

         The Manager currently acts as adviser to the following funds, each a series of PIF or PVC, that have similar investment objectives and policies to those of the Fund. The table below states the approximate size of each such PIF fund as of July 31, 2006 and of each such PVC fund as of June 30, 2006 and its current advisory fee rate as a percentage of average daily net assets.

                                                    Advisory Fee Schedule
                                      Net Assets    (as a percentage of
Fund                                  (unaudited)   average daily net assets)
PIF Partners LargeCap Growth Fund     $149,438,991  1.00% of the first $500 million;
                                                    0.98% of the next $500 million;
                                                    0.96% of the next $500 million; and
                                                    0.95% of the excess over $1.5 billion.

PIF PartnersLargeCap Growth Fund I    $916,228,410  0.75% of the first $500 million;
                                                    0.73% of the next $500 million;
                                                    0.71% of the next $500 million; and
                                                    0.70% of the excess over $1.5 billion.

PIF Partners LargeCap Growth Fund II  $859,561,800  1.00% of the first $500 million;
                                                    0.98% of the next $500 million;
                                                    0.96% of the next $500 million; and
                                                    0.95% of the excess over $1.5 billion.

PVC Equity Growth Account             $250,018,960  0.80% of the first $100 million;
                                                    0.75% of the next $100 million;
                                                    0.70% of the next $100 million;
                                                    0.65% of the next $100 million; and
                                                    0.60% of the excess over $400 million.

PVC Growth Account (1)                $118,858,960  0.60% of the first $250 million;
                                                    0.55% of the next $250 million;
                                                    0.50% of the next $250 million;
                                                    0.45% of the next $250 million;
                                                    0.40% of the excess over $1 billion; and
                                                    0.60% of the excess over $400 million.

PVC LargeCap Growth Equity Account    $ 41,012,624  1.00% at all asset levels.

-----------------
(1) The Board of Directors of PVC has approved a proposal to increase the management fees of the PVC Growth Account. If shareholders of the Growth Account approve the proposal, the new management fee schedule will be: 0.68% of the first $500 million; 0.63% of the next $500 million; 0.61% of the next $1 billion; 0.56% of the next $1 billion; and 0.51% of the excess over $3 billion.


Additional Information

         For additional information regarding the Management Agreement for the Fund and the Manager, including the date of the Management Agreement and the dates of its most recent approval by the Board and by shareholders, the principal officers and Directors of the Manager, and payments made to the Manager and its affiliates by the Fund during the fiscal year ended October 31, 2005, see Appendix E ("Additional Information About the Management Agreement and the Manager") to this Proxy Statement. For information regarding any brokerage commissions paid by the Fund to affiliated brokers during the fiscal year ended October 31, 2005, see Appendix F ("Payments to Affiliated Brokers").

Required Vote

         Shareholders of the Fund will vote in the aggregate and not by share class on the Amended Agreement for the Fund. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course of action to take which may include submitting an alternative proposal to shareholders of the Fund at a future shareholders meeting.

         The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 5

                   APPROVAL OF SUB-ADVISORY AGREEMENT WITH CCI
                    FOR THE PARTNERS SMALLCAP GROWTH FUND III
                    (Partners SmallCap Growth Fund III Only)

         At its meeting on June 12, 2006, the Board of Directors, including all the Independent Directors, approved a sub-advisory appointing (the "Sub-Advisory Agreement") appointing CCI as a new sub-advisor to the Partners SmallCap Growth Fund III (for purposes of this Proposal, the "Fund"). Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.

         The Fund is currently sub-advised by Mazama Capital Management, Inc. ("Mazama"). If shareholder of the Fund approve the Sub-Advisory Agreement with CCI, CCI and Mazama will be co-sub-advisors to the Fund, and each will manage a portion of the Fund's assets as determined from time to time by the Manager. The Manager currently anticipates that, upon the effectiveness of the Sub-Advisory Agreement, it will initially transfer approximately $50 million (or 23% as of September 30, 2006) of the Fund's assets to CCI from Mazama and will thereafter, as an initial allocation, direct net flows into the Fund approximately 60% to CCI and 40% to Mazama.

         Under the Sub-Advisory Agreement, CCI will be compensated by the Manager and not by the Fund. Approval of the Sub-Advisory Agreement therefore will not change the rates or amount of the compensation that the Fund pays to the Manager under the Management Agreement for the Fund.

Description of the Sub-Advisory Agreement

         The following description of the Sub-Advisory Agreement is qualified in its entirety by reference to the form of the Sub-Advisory Agreement included as Appendix H to this Proxy Statement.

         Under the Sub-Advisory Agreement, CCI will manage the day-to-day investment of the portion of the Fund's assets assigned to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of its investment advisory services for the Fund.

         The Sub-Advisory Agreement provides that CCI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of CCI's investment discretion in connection with selecting investments for the Fund or as a result of the failure by CCI or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of CCI or any of its officers, employees, agents or affiliates.

         If approved by shareholders, the Sub-Advisory Agreement will become effective [on the date of such approval]and will remain in effect for an initial one-year period. Thereafter, the Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or CCI or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Sub-Advisory Agreement will automatically terminate without penalty in the event of its assignment.

         Under the Sub-Advisory Agreement, the Manager will pay CCI a fee which is computed and paid monthly, based on net assets as of the first day of each month, at the annual rates specified in the following tables:

              Sub-Advisory Fee - Partners SmallCap Growth Fund III
          (As a percentage of average daily net assets managed by CCI)
                           0.50% at all asset levels.

The Management Agreement

         The Manager serves as the investment manager of the Fund pursuant to a Management Agreement between the Manager and PIF with respect to the Fund. Under the Management Agreement, the Manager arranges for portfolio management functions to be performed by the sub-advisor and is responsible for selecting, contracting with, compensating and monitoring the performance of the sub-advisor. The Manager is also responsible for compensation of personnel, officers and directors who are affiliated with the Manager and expenses and compensation associated with furnishing office space and all office facilities, equipment and personnel necessary to perform the general corporate functions of PIF with respect to the Fund.

         If shareholders of the Fund also approve the Amended Management Agreement under Proposal 2 above, the Manager will begin to handle under that Agreement the business affairs of the Funds and in that connection will, provide the clerical, recordkeeping and bookkeeping services, and keep the required financial and accounting records, that the Manager had theretofore provided and kept under the Accounting Services Agreement.

         Under the Management Agreement, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates specified in the following table:

                       Management Fee - Partners SmallCap Growth Fund III
                              (As a percentage of
                            average daily net assets)
                        1.10% of the first $500 million;
                         1.08 of the next $500 million;
                       1.06 of the next $500 million; and
                      1.05% of the excess over 1.5 billion.

         Approval of the Sub-Advisory Agreement with CCI will not change the management fee rates under the Management Agreement. However, because the sub-advisory fee rate for CCI as described above is lower at certain asset levels that the sub-advisory fee rates for Mazama under its sub-advisory agreement (0.60% of the first $150 million; 0.55% of the next $150 million; and 0.50% of the excess over $300 million) and CCI will manage a portion of the assets of the Fund formerly managed by Mazama, approval of the Sub-Advisory Agreement with CCI will have the effect of increasing the net management fee paid to the Manager, that is, the amount of the management fee retained by the Manager after paying sub-advisory fees to CCI and Mazama. In addition, because CCI, but not Mazama, is an affiliate of the Manager, such approval will have the effect of increasing the amount of the management fees for the Fund that are retained by the Manger and its affiliates.

Change in Investment Strategy

         In connection with approving the Sub-Advisory Agreement, the Board also approved changing the Fund's investment strategy to reflect CCI's management style and the allocation of the assets of the Fund between Mazama and CCI. If the Sub-Advisory Agreement is approved by shareholder, the investment strategy of the Fund as of the effective date of the Sub-Advisory Agreement will be as follows:

                  The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index (as of December 31, 2005, the range was between approximately $26 million and $10.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

                  Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.

                  Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or a reduction in ranking due to price appreciation which is then reflected in a lower Price/Performance Model score.

                  The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

                  Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

CCI

         CCI is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI was founded in 1975. At December 31, 2005, it had approximately $5.9 billion in assets under management.

         CCI is a general partnership with two partners. One partner is CCIP, LLC, which has a 99.9% interest in CCI. CCIP, LLC has six members, one of which is Principal Global Investors, LLC, an indirect, wholly owned subsidiary of PFG, which has an approximately 70% membership interest. The second partner of CCI is Principal Global Columbus Circle, LLC, which has a .1% interest in CCI. The address of CCIP, LLC is Metro Center, One Station Place, Stamford, Connecticut 06902. The address of Principal Global Columbus Circle, LLC is 711 High Street, Des Moines, Iowa 50392.

         The principal executive officers of CCI are: Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; Warren Robert Fehrmann, Senior Managing Director; and Frank Cuttita, Chief Administrative Officer, Managing Director and Chief Compliance Officer. Each person's position with CCI is his principal occupation. The address of each principal executive officer is Metro Center, One Station Place, Stamford, Connecticut 06902.

         The day-to-day management of the portion of the Fund's assets assigned to CCI is headed by Clifford G. Fox, CFA. Mr. Fox joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

         CCI currently serves as the sub-advisor to the following other PIF
Funds: the LargeCap Growth Fund and the MidCap Growth Fund.

Evaluation by the Board of Directors

         In making its decision to approve the Sub-Advisory Agreement at its June 12, 2006 meeting, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and CCI. The Independent Directors were assisted by independent legal counsel.

         In evaluating and approving the Sub-Advisory Agreement, the Board considered, among other factors, the following:

         -- CCI's past service as the sub-advisor to two of the PIF Funds;

         -- the nature and extent and expected quality of the services to be provided by CCI, which the Board concluded were likely to be favorable;

         -- CCI's investment management capabilities and methodologies and its performance in managing growth-oriented funds, which the Board believed to be favorable;

         -- the strength of CCI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services;

         -- the significant outperformance by the CCI SmallCap Growth Composite of its peer group category and benchmark index over the last three years; and

         -- CCI's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that CCI would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

         In evaluating the Sub-Advisory Agreement, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Sub-Advisory Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Sub-Advisory Agreement, particularly because the agreement is between the Manager and CCI and the fees for which it provides are within industry norms and in any event will be paid by the Manager and not by the Fund. The Board noted that CCI is an affiliate of the Manager and that, therefore, the parties may allocate the fee among themselves based upon other than competitive factors, but that in the end, the shareholders pay only the management fee.

         Based on these considerations, the Board, including all the Independent Directors, concluded that the Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Sub-Advisory Agreement.

Comparable Funds Managed by CCI

         CCI does not currently manage any other investment companies having investment objectives similar to those of the Fund.

Additional Information

         For additional information regarding CCI, specifically payments made by or with respect to the Funds to CCI and its affiliates, see Appendix E ("Additional Information About the Manager and the Management Agreement") to this Proxy Statement.

Required Vote

         Shareholders of the Fund will vote in the aggregate and not by share class on the Sub-Advisory Agreement. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

         If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

         The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 6

            APPROVAL OF RECLASSIFYING THE REAL ESTATE SECURITIES FUND
                     FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"
                       (Real Estate Securities Fund Only)

         The Board of Directors, including all the Independent Directors, has approved, and the Board recommends that shareholders of the Real Estate Securities Fund approve, a proposed change in the classification of that fund under the 1940 Act from "diversified" to "non-diversified."

         The Real Estate Securities Fund is currently classified as a diversified investment company under Section 5(b)(1) of the 1940 Act. This means that the Fund, with respect to 75% of its total assets, is limited in its investment in the securities of any one issuer (other than government securities or securities of other investment companies) to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of that issuer. These percentage limits apply as of the time the Fund purchases a security of a particular issuer and are not deemed to be exceeded if securities already owned by the Fund increase in value relative to the rest of the Fund's holdings. A non-diversified investment company is not subject to these limits, may invest a high percentage of its assets in the securities of a small number of companies, and has increased risk because it may be affected more than a diversified fund by changes in the financial condition, or the financial markets' assessments, of any of such companies.

         The Fund's classification as diversified is a fundamental policy that may be changed only with shareholder approval. The proposed reclassification of the Fund as non-diversified is intended to provide the Fund with greater flexibility in responding to investment opportunities.

         If the Fund is reclassified as non-diversified, it will nonetheless remain subject to the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). In order to maintain such favorable tax treatment, the Fund may not purchase a security if, as a result, with respect to 50% of the Fund's total assets, more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or the Fund would hold more than 10% of the outstanding voting securities of such issuer. These limits apply as of the end of each quarter of the Fund's fiscal year.

         If approved by shareholders of the Fund, the proposed change in classification will become effective as of January 12, 2006.

Evaluation by the Board of Trustees

         The Board reviewed the proposal to change the classification of the Fund from diversified to non-diversified at its meeting on August 25, 2006. The Board considered a number of factors, including, as indicated above, the desirability of affording the Fund greater flexibility in the management of portfolio assets. The Board also considered the increased risk associated with portfolios that are non-diversified, and the impact in this regard of the continuing applicability to the Fund of the diversification requirements under the Code. The Board, including all the Independent Trustees, determined that it is in the best interests of the Fund and its shareholders that the Fund change its classification under the 1940 Act from diversified to non-diversified.

Required Vote

         Approval of the change in classification of the Real Estate Securities Fund will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If the required shareholder approval is not obtained, the current classification of the Fund as diversified will remain in effect pending shareholder approval of another proposed change or other definitive action.

         The Board, including all the Independent Directors, recommends that shareholders of the Real Estate Securities Fund vote "For" the Proposal.


                                  OTHER MATTERS

         We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement, in the separate proxy statement/prospectus which deals with the combinations of the Equity Income Fund into the Equity Income Fund I and the Tax-Exempt Bond Fund into the Tax-Exempt Bond Fund I and in the separate proxy statement/prospectus which deals with the combination of the Partners LargeCap Growth Fund into the Partners LargeCap Growth Fund II. The proxy statements/prospectuses relating to these fund combinations are being furnished only to shareholders of the Funds being acquired in such combinations. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PIF is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS

November _, 2006
Des Moines, Iowa

         It is important that proxies be returned promptly. Please complete, sign, and date the proxy ballot and return it in the enclosed envelope or vote by touch-tone telephone or via the Internet by following the instructions on the proxy ballot.

                                                                      Appendix A

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

         This Appendix sets forth information as to the number of shares outstanding and entitled to vote of each of the Funds and the percentage ownership by certain shareholders of shares of the Funds.

         The following table shows, as of the Record Date, the number of shares outstanding of each class of shares of each of the Funds. As indicated below, not all Funds have all classes of shares outstanding.


-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
                           Share                    Shares                                     Share                   Shares
Fund                       Class                 Outstanding     Fund                          Class                Outstanding

-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Bond & Mortgage            Institutional       128,209,681.743   Partners MidCap Growth        Institutional         33,543,702.041
Securities                 Select              1,618,587.715                                   Select                 1,876,321.387
                           Preferred           8,880,006.022                                   Preferred              2,792,771.208
                           Advisors Select     3,927,379.527                                   Advisors Select        1,270,735.512
                           Advisors Signature  367,516.879                                     Advisors Signature        55,495.103
                           Advisors Preferred  4,704,101,836                                   Advisors Preferred     3,045,905.878
                           Class J             22,027,925.363                                  Class J                3,096,655.028
                           Class A             15,825,129.232                                  Class A                2,980,859.469
                           Class B                2,386,868.632                                Class B                1,142,752.990
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Disciplined LargeCap       Institutional         60,410,990,854  Partners MidCap Growth I      Institutional         19,919,747.729
Blend                      Select                   327,820.261                                Select                    84,209.603
                           Preferred                121,977.860                                Preferred                108,712.894
                           Advisors Select          122,270.524                                Advisors Select          137,184.252
                           Advisors Signature        25,474.912                                Advisors Signature        18,247.556
                           Advisors Preferred       366,833.260                                Advisors Preferred       213,046.848
                           Class J                          N/A                                Class J                          N/A
                           Class A                5,934,095.010                                Class A                  139,609.616
                           Class B                  837,015.464                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Diversified International  Institutional          3,130,147.379  Partners MidCap Growth II     Institutional         46,212,042.611
                           Select                 1,066,191.952                                Select                   616,577.208
                           Preferred              3,432,988.403                                Preferred                430,502.082
                           Advisors Select        1,531,664.387                                Advisors Select          144,945.927
                           Advisors Signature       230,220.187                                Advisors Signature       165,062.961
                           Advisors Preferred     3,036,256.882                                Advisors Preferred       853,655.838
                           Class J               13,316,548.169                                Class J                          N/A
                           Class A               25,580,722.890                                Class A                          N/A
                           Class B                3,403,410.835                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Equity Income              Institutional                    N/A  Partners MidCap Value         Institutional         29,298,112.827
                           Select                           N/A                                Select                 1,054,620.226
                           Preferred                        N/A                                Preferred              1,499,682.769
                           Advisors Select                  N/A                                Advisors Select        1,573,269.722
                           Advisors Signature               N/A                                Advisors Signature        84,716.678
                           Advisors Preferred               N/A                                Advisors Preferred     1,955,535.379
                           Class J                          N/A                                Class J                6,299,173.283
                           Class A                7,865,604.910                                Class A                  559,686.804
                           Class B                1,048,517.491                                Class B                   82,938.255
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Government & High          Institutional                975.610  Partners MidCap Value I       Institutional         50,472,858.684
Quality Bond               Select                   210,398.085                                Select                   343,502.853
                           Preferred              1,259,965.657                                Preferred                618,383.197
                           Advisors Select          832,224.345                                Advisors Select          293,618.044
                           Advisors Signature        64,916,520                                Advisors Signature       153,519.588
                           Advisors Preferred       812,543.117                                Advisors Preferred       792,104.849
                           Class J               10,372,294.585                                Class J                          N/A
                           Class A               21,031,769.000                                Class A                          N/A
                           Class B                3,773,898.914                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
High Quality               Institutional          1,168,079.898  Partners SmallCap Blend       Institutional         13,358,138.790
Intermediate-Term Bond     Select                   159,866.395                                Select                    59,781.695
                           Preferred              3,016,826.983                                Preferred                 19,083.012
                           Advisors Select          451,606.078                                Advisors Select           77,513.836
                           Advisors Signature        55,965.912                                Advisors Signature        10,084.172
                           Advisors Preferred     4,385,734.814                                Advisors Preferred       219,044.203
                           Class J                3,357,725.761                                Class J                          N/A
                           Class A                          N/A                                Class A                          N/A
                           Class B                          N/A                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
High Yield                 Institutional          8,910,413.891  Partners SmallCap Growth I    Institutional          9,799,553.151
                           Select                           N/A                                Select                    49,578.888
                           Preferred                        N/A                                Preferred                598,672.671
                           Advisors Select                  N/A                                Advisors Select           93,581.768
                           Advisors Signature               N/A                                Advisors Signature         4,562.404
                           Advisors Preferred               N/A                                Advisors Preferred       276,997.200
                           Class J                          N/A                                Class J                1,121,850.480
                           Class A                          N/A                                Class A                          N/A
                           Class B                          N/A                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Inflation Protection       Institutional         11,060,791.568  Partners SmallCap Growth  II  Institutional         55,266,476.794
                           Select                    41,667.046                                Select                   648,759.586
                           Preferred                 13,148.949                                Preferred              2,889,585.553
                           Advisors Select           56,785.552                                Advisors Select        1,477,234.010
                           Advisors Signature         4,167.590                                Advisors Signature        84,149,734
                           Advisors Preferred        80,588.331                                Advisors Preferred     1,583,916.227
                           Class J                  592,586.283                                Class J                2,067,952.751
                           Class A                  398,909.177                                Class A                1,708,026.904
                           Class B                          N/A                                Class B                  799,681.967
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
International Emerging     Institutional          1,745,036.180  Partners SmallCap Growth III  Institutional         17,994,069.761
Markets                    Select                    80,657.226                                Select                    26,537.607
                           Preferred                493,166.356                                Preferred                182,188.306
                           Advisors Select          148,843.755                                Advisors Select           58,649.068
                           Advisors Signature        65,626.486                                Advisors Signature        11,814.822
                           Advisors Preferred       253,983.890                                Advisors Preferred        61,722.211
                           Class J                5,813,714.646                                Class J                          N/A
                           Class A                3,361,786.536                                Class A                          N/A
                           Class B                  601,753,302                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
International Growth       Institutional         83,232,403.579  Partners SmallCap Value       Institutional         13,367,485.626
                           Select                 1,230,993.469                                Select                    29,193.065
                           Preferred              1,330,582,362                                Preferred              1,121,429.966
                           Advisors Select        1,003,738.125                                Advisors Select          176,768.700
                           Advisors Signature       164,606.804                                Advisors Signature        11,729.981
                           Advisors Preferred     2,027,517.125                                Advisors Preferred       492,429.972
                           Class J                4,995,133.024                                Class J                  690,857.439
                           Class A                          N/A                                Class A                          N/A
                           Class B                          N/A                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
LargeCap Growth            Institutional         61,264,892.939  Partners SmallCap Value I     Institutional         18,413,012.147
                           Select                 1,846,526.809                                Select                   248,167.055
                           Preferred              5,334,936.751                                Preferred              1,043,780.763
                           Advisors Select        2,039,054.034                                Advisors Select        1,011,075.543
                           Advisors Signature       622,881.630                                Advisors Signature       111,858.054
                           Advisors Preferred     4,431,022.332                                Advisors Preferred     1,203,111.966
                           Class J                4,653,136.910                                Class J                          N/A
                           Class A               36,287,579.101                                Class A                          N/A
                           Class B                3,846,902.162                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
LargeCap S&P 500 Index     Institutional          2,933,555.315  Partners SmallCap Value II    Institutional         25,617,747.997
                           Select                 4,235,309.499                                Select                    92,663.872
                           Preferred             21,177,042.920                                Preferred                 84,157.851
                           Advisors Select        7,106,308.193                                Advisors Select           48,440.773
                           Advisors Signature       705,618.382                                Advisors Signature         9,277.121
                           Advisors Preferred    13,080,972.043                                Advisors Preferred       271,587.361
                           Class J               38,026,957.648                                Class J                          N/A
                           Class A                8,032,781.517                                Class A                          N/A
                           Class B                          N/A                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
LargeCap Value             Institutional         27,037,034.311  Preferred Securities          Institutional         53,850,863.030
                           Select                    97,849.418                                Select                       925.926
                           Preferred                709,426.356                                Preferred                  2,519.591
                           Advisors Select          375,597.404                                Advisors Select            2,005.818
                           Advisors Signature        50,620.869                                Advisors Signature        17,353.030
                           Advisors Preferred       208,508.056                                Advisors Preferred        59,758.568
                           Class J                3,781,404.555                                Class J                2,309,667.090
                           Class A               22,612,250.209                                Class A                  619,722.770
                           Class B                1,787,801.697                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
MidCap Blend               Institutional                881.834  Principal LifeTime 2010       Institutional         49,110,679.084
                           Select                   412,921.968                                Select                 1,784,893.613
                           Preferred              1,254,785.053                                Preferred              6,072,624.500
                           Advisors Select          180,819.649                                Advisors Select        2,817,991.977
                           Advisors Signature        31,366.780                                Advisors Signature       462,244.995
                           Advisors Preferred       434,412.873                                Advisors Preferred     3,631,161.587
                           Class J               10,702,818.282                                Class J               14,247,895.803
                           Class A               37,081,338.024                                Class A                1,160,023.170
                           Class B                4,633,797.727                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
MidCap Growth              Institutional            587,501.819  Principal LifeTime 2020       Institutional         87,712,026.548
                           Select                    52,853.775                                Select                 3,563,756.538
                           Preferred                205,734.457                                Preferred              8,874,477.623
                           Advisors Select          311,539.936                                Advisors Select        5,270,821.496
                           Advisors Signature        18,316.929                                Advisors Signature       982,652.229
                           Advisors Preferred       278,775.127                                Advisors Preferred     6,390,395.668
                           Class J                3,284,601.203                                Class J               25,433,794.483
                           Class A                          N/A                                Class A                1,642,490.927
                           Class B                          N/A                                Class B                  385,130.661
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
MidCap S&P 400 Index       Institutional            819,073.947  Principal LifeTime 2030       Institutional         72,292,959.511
                           Select                   761,626.491                                Select                 3,985,428.521
                           Preferred              3,344,062.627                                Preferred              7,611,200.526
                           Advisors Select        1,673,562.701                                Advisors Select        4,208,275.014
                           Advisors Signature       167,646.623                                Advisors Signature       647,553.345
                           Advisors Preferred     2,072,010.355                                Advisors Preferred     5,575,741.365
                           Class J                2,446,267.345                                Class J               21,121,544.696
                           Class A                          N/A                                Class A                1,200,486.983
                           Class B                          N/A                                Class B                  291,808.921
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
MidCap Value               Institutional            398,423.215  Principal LifeTime 2040       Institutional         35,029,691.755
                           Select                    94,242.016                                Select                   991,165.192
                           Preferred                 97,409.678                                Preferred              3,247,951.022
                           Advisors Select           77,242.518                                Advisors Select        1,717,749.250
                           Advisors Signature         6,072.995                                Advisors Signature       367,340.992
                           Advisors Preferred        53,300.891                                Advisors Preferred     2,578,697.719
                           Class J                9,151,180.757                                Class J                7,815,716.052
                           Class A                          N/A                                Class A                  655,610.477
                           Class B                          N/A                                Class B                  213,285.359
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Money Market               Institutional         26,369,266.600  Principal LifeTime 2050       Institutional         19,326,949.151
                           Select                12,284,343.360                                Select                   567,077.380
                           Preferred             42,059,174.050                                Preferred                823,242.142
                           Advisors Select        9,706,386.100                                Advisors Select          843,750.030
                           Advisors Signature     3,052,038.010                                Advisors Signature       121,170.459
                           Advisors Preferred    20,655,183.010                                Advisors Preferred       895,333.638
                           Class J              156,202,701.896                                Class J                1,595,679.341
                           Class A              420,713,691.742                                Class A                  398,370.460
                           Class B                2,972,073.940                                Class B                   26,705.679
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners Global Equity     Institutional          1,665,770.696  Principal LifeTime            Institutional         19,673,345.942
                           Select                   132,460.160  Strategic Income              Select                   329,628.840
                           Preferred                 20,552.041                                Preferred              1,459,829.976
                           Advisors Select          122,839.004                                Advisors Select        1,574,150.004
                           Advisors Signature        26,851.244                                Advisors Signature       198,722.439
                           Advisors Preferred       123,965.156                                Advisors Preferred     1,498,965.861
                           Class J                          N/A                                Class J                6,410,174.493
                           Class A                          N/A                                Class A                  495,158.131
                           Class B                          N/A                                Class B                    7,118.848
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners International     Institutional         54,441,297.952  Real Estate Securities        Institutional         27,464,096.049
                           Select                   576,515.767                                Select                   599,091.937
                           Preferred              1,588,228.471                                Preferred              3,609,246.819
                           Advisors Select          973,834.519                                Advisors Select        1,259,477.360
                           Advisors Signature       129,676.648                                Advisors Signature       100,942.437
                           Advisors Preferred     1,051,827.159                                Advisors Preferred     2,077,632.503
                           Class J                          N/A                                Class J                8,422,618.259
                           Class A                          N/A                                Class A                4,501,782.770
                           Class B                          N/A                                Class B                1,053,148.711
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Blend    Institutional         54,597,304.570  Short-Term Bond               Institutional          5,943,915.487
                           Select                   937,184.704                                Select                    86,236.431
                           Preferred              4,052,409.357                                Preferred                588,196.205
                           Advisors Select        2,900,157.335                                Advisors Select            7,617.062
                           Advisors Signature       196,601.906                                Advisors Signature         6,749.426
                           Advisors Preferred     3,055,062.524                                Advisors Preferred       214,358.919
                           Class J                9,638,213.926                                Class J                5,302,940.524
                           Class A                5,227,978.429                                Class A                9,481,745.695
                           Class B                2,267,146.672                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Blend I  Institutional          7,680,002.843  SmallCap Blend                Institutional          2,262,779.323
                           Select                   256,663.396                                Select                    86,282.572
                           Preferred                400,142.794                                Preferred                407,038.151
                           Advisors Select          462,653.899                                Advisors Select          146,824.569
                           Advisors Signature        74,529.975                                Advisors Signature        10,741.166
                           Advisors Preferred       396,431.733                                Advisors Preferred       135,560.887
                           Class J                5,128,034.102                                Class J                8,824,235.821
                           Class A               14,705,131.745                                Class A                6,370,294.943
                           Class B                1,939,313.331                                Class B                1,450,639.359
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Growth   Institutional         10,496,763.350  SmallCap Growth               Institutional            892,332.769
                           Select                     1,489.362                                Select                     6,526.371
                           Preferred                  1,518.243                                Preferred                123,095.416
                           Advisors Select          159,525.526                                Advisors Select           64,881.097
                           Advisors Signature        28,390.835                                Advisors Signature         8,994.514
                           Advisors Preferred       122,172.483                                Advisors Preferred         7,727.107
                           Class J                  865,122.000                                Class J                4,159,490.795
                           Class A                          N/A                                Class A                          N/A
                           Class B                          N/A                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Growth   Institutional        107,988,024.859  SmallCap S&P 600 Index        Institutional          8,784,930.493
I                          Select                   463,203.008                                Select                   663,148.106
                           Preferred              3,410,763.588                                Preferred              4,037,520.410
                           Advisors Select        2,406,760.702                                Advisors Select        1,243,511.193
                           Advisors Signature        99,868.376                                Advisors Signature       101,581.304
                           Advisors Preferred     3,369,288.239                                Advisors Preferred     1,814,463.846
                           Class J                4,779,782.647                                Class J                4,092,370.992
                           Class A                5,958,909.688                                Class A                          N/A
                           Class B                1,698,971.722                                Class B                          N/A
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Growth   Institutional         85,052,318.929  SmallCap Value                Institutional          5,237,101.574
II                         Select                 2,201,473.133                                Select                   216,230.373
                           Preferred              1,924,749.845                                Preferred                842,761.625
                           Advisors Select        1,509,841.849                                Advisors Select          338,023.741
                           Advisors Signature        48,570.299                                Advisors Signature        55,779.359
                           Advisors Preferred       974,522.888                                Advisors Preferred       462,696.202
                           Class J                1,592,814.334                                Class J                3,534,318.436
                           Class A                   65,238.010                                Class A                  441,273.260
                           Class B                          N/A                                Class B                   81,351.033
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Value    Institutional        127,178,928.942  Tax-Exempt Bond               Institutional                    N/A
                           Select                 2,726,981.952                                Select                           N/A
                           Preferred              6,498,584.824                                Preferred                        N/A
                           Advisors Select        3,839,843.381                                Advisors Select                  N/A
                           Advisors Signature       379,782.743                                Advisors Signature               N/A
                           Advisors Preferred     5,775,926.213                                Advisors Preferred               N/A
                           Class J                6,641,734.704                                Class J                          N/A
                           Class A                4,154,182.852                                Class A               11,614,274.848
                           Class B                1,512,480.219                                Class B                  574,817.258
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Value I  Institutional         38,819,155.326  Ultra Short Bond              Institutional         19,056,688.214
                           Select                    88,592.324                                Select                     1,077.386
                           Preferred                497,355.572                                Preferred              2,777,168.411
                           Advisors Select          393,923.459                                Advisors Select          941,697.394
                           Advisors Signature       170,346.405                                Advisors Signature         1,055.989
                           Advisors Preferred       382,949.213                                Advisors Preferred       244,836.195
                           Class J                          N/A                                Class J                3,774,016.497
                           Class A                          N/A                                Class A               1,744,505.351
                           Class B                          N/A                                Class B                         N/A

-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
-------------------------- ------------------- ----------------- ----------------------------- ------------------- -----------------
Partners LargeCap Value    Institutional         20,014,260.392
II                         Select                     1,000.000
                           Preferred                209,413.033
                           Advisors Select           54,597.055
                           Advisors Signature        15,205.138
                         Advisors Preferred         162,853.760
                           Class J                          N/A
                           Class A                          N/A
                           Class B                          N/A
-------------------------- ---------------------- -------------- ----------------------------- ------------------- -----------------


         The following table shows, as of the Record Date and by share class, the percentage of the outstanding shares of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.


--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
                            Share                    Percentage                                  Share                Percentage
Fund                        Class                     Owned by    Fund                           Class                 Owned by
                                                     Principal                                                      Principal Life
                                                        Life
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
Bond & Mortgage             Institutional                  0.21%  Partners Global Equity         Institutional              55.17%
Securities
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
Diversified International   Institutional                100.00%  Partners LargeCap Growth       Select                    100.00%
                                                                                                 Preferred                 100.00%

--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
Government & High           Institutional                100.00%  Preferred Securities           Select                    100.00%
Quality Bond                                                                                     Preferred                  36.75%
                                                                                                 Advisors Select            46.16%

--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
LargeCap Growth             Institutional                 13.35%  Principal LifeTime Strategic   Class B                     11.59
                                                                  Income
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
LargeCap Value              Institutional                 22.20%  Short-Term Bond                Advisors Signature        14.49%
                                                                                                 Class A                     3.63%
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
MidCap Blend                Institutional                100.00%  SmallCap Blend                 Institutional              95.14%

--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
MidCap Growth               Select                         8.70%  SmallCap Growth                Advisors Signature         14.22%

--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------
MidCap Value                Advisors Signature            12.48%  Ultra Short Bond               Select                     99.93%
                                                                                                 Advisors Signature        100.00%

--------------------------- ----------------------- ------------- ------------------------------ ------------------ ---------------

         As of the Record Date, no Director or principal officer of PIF owned 1% or more of the outstanding shares of any class of any of the Funds except as set forth in the table below:

Name of Director                                                   Share           Amount and Nature of       Percent
 or Officer                   Name of Fund                         Class           Beneficial Ownership       of Class

Fritz S. Hirsch               LifeTime 2050 Fund                   Class A                 7,491 (1)          1.88%
Ralph C. Eucher               Partners LargeCap Growth Fund II     Class A                 3,468 (2)          5.32%

-----------------
(1) Mr. Hirsch has sole voting and investment power with respect to these shares.
(2) These shares are owned by Mr. Eucher's wife who has sole voting and investment power with respect to such shares. Mr. Eucher disclaims beneficial ownership with respect to these shares.



         As of the Record Date, the persons identified below the following Fund/Share Class Table, if any for a particular number in the Table, owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the share classes of the Funds indicated.

                                                                             Fund/Share Class Table
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
                                                                       Advisors   Advisors    Advisors   Class J  Class   Class B
                                  Institutional  Select   Preferred    Select     Signature   Preferred           A
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Bond & Mortgage Securities Fund   594            591      593          590        605         592        501      101     201
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Disciplined LargeCap Blend        699            696      698          695        619         697                 192     292
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Diversified International Fund    674            671      673          670        617         672        508      108     208
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Equity Income Fund                                                                                                152     252
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Government & High Quality Bond    614            611      613          610        607         612        503      153     253
Fund
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
High Quality Intermediate-Term    624            621      623          620        608         622        504
Bond Fund
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
High Yield Fund                   798
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Inflation Protection Fund         715            706      708          705        709         707        546      154
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
International Emerging Markets    664            661      663          660        616         662        507      107     207
Fund
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
International Growth Fund         814            811      813          810        618         812        509
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
LargeCap Growth Fund              704            701      703          700        625         702        512      112     212
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
LargeCap S&P 500 Index Fund       714            711      713          710        626         712        513      113
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
LargeCap Value Fund               724            721      723          720        627         722        514      114     214
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
MidCap Blend Fund                 749            741      743          740        639         742        521      121     221
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
MidCap Growth Fund                759            751      753          750        645         752        522
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
MidCap S&P 400 Index Fund         769            761      763          760        646         762        523
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
MidCap Value Fund                 774            771      773          770        647         772        524
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Money Market Fund                 784            781      783          780        648         782        525      199     299
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners Global Equity Fund       865            856      858          855        859         857
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners International Fund       789            786      788          785        649         787
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Blend Fund      824            821      823          820        650         822        527      127     227
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Blend Fund I    694            691      693          690        651         692        511      111     211
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Growth Fund     829            826      828          825        652         827        544
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Growth Fund I   834            831      833          830        653         832        528      128     228
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Growth Fund II  844            841      843          840        654         842        529      129
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Value Fund      854            851      853          850        655         852        530      180     280
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Value Fund I    804            801      803          800        656         802
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners LargeCap Value Fund II   797            778      795          777        796         779
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners MidCap Growth Fund       874            871      873          870        658         872        532      182     282
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners MidCap Growth Fund I     879            876      878          875        659         877                 186
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners MidCap Growth Fund II    776            717      719          716        775         718
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners MidCap Value Fund        884            881      883          880        665         882        533      183     283
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners MidCap Value Fund I      894            891      893          890        666         892
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Blend Fund      889            886      888          885        667         887
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Growth Fund I   904            901      906          900        668         902        534
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Growth Fund     915            912      914          911        669         913        535      185     285
II
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Growth Fund     819            816      818          815        675         817
III
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Value Fund      924            921      923          920        676         922        536
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Value Fund I    935            926      928          925        677         927
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Partners SmallCap Value Fund II   839            836      838          835        678         837
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Preferred Securities Fund         929            937      939          936        679         938        545      195
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime 2010 Fund      729            726      728          725        628         727        515      109
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime 2020 Fund      734            731      733          730        629         732        516      116     216
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime 2030 Fund      739            736      738          735        635         737        517      117     217
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime 2040 Fund      748            745      747          744        636         746        518      118     218
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime 2050 Fund      758            755      757          754        637         756        519      119     219
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Principal LifeTime Strategic      768            765      767          764        638         766        520      123
Income Fund
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Real Estate Securities Fund       934            931      933          930        685         932        537      187     287
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Short-Term Bond Fund              644            641      643          640        615         642        506      156
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
SmallCap Blend Fund               944            941      943          940        686         942        538      188     288
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
SmallCap Growth Fund              954            951      953          950        687         952        539
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
SmallCap S&P 600 Index Fund       964            961      963          960        688         962        540
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
SmallCap Value Fund               974            971      973          970        689         972        541      191     291
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Tax-Exempt Bond Fund                                                                                              151     251
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------
Ultra Short Bond Fund             990            986      988          985        989         987        547
--------------------------------- -------------- -------- ------------ ---------- ----------- ---------- -------- ------- --------


Fund/Class                                                 Percentage (%) of
                                                           Ownership
Number         Name and Address

PIF - Bond & Mortgage Securities Fund

          592  DELAWARE CHARTER GUARANTEE & TRUST                  13.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          592  DELAWARE CHARTER GUARANTEE & TRUST                  84.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          590  DELAWARE CHARTER GUARANTEE & TRUST                  19.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
                DES MOINES, IA 50392

          590  DELAWARE CHARTER GUARANTEE & TRUST                  79.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          605  DELAWARE CHARTER GUARANTEE & TRUST                  98.8
               711 HIGH STREET
               DES MOINES, IA 50303

          594  MUTUAL FUND ACCOUNTING                              11.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          594  MUTUAL FUND ACCOUNTING                              25.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          594  MUTUAL FUND ACCOUNTING                              34.7
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          594  MUTUAL FUND ACCOUNTING                              6.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
                DES MOINES, IA 50392

          594  MUTUAL FUND ACCOUNTING                              20.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          593  DELAWARE CHARTER GUAR & TRUST                       5.1
               FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          593  DELAWARE CHARTER GUARANTEE & TRUST                  71.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          593  TRUSTAR                                             15.2
               P.O. BOX 8963
               WILMINGTON, DE 1989

          591  DELAWARE CHARTER GUARANTEE & TRUST                  98.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Disciplined LargeCap Blend Fund

          697  DCGT AS TTEE AND/OR                                 98.8
               711 HIGH STREET
                DES MOINES, IA 50303

          695  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
                DES MOINES, IA 50303

          619  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          699  MUTUAL FUND ACCOUNTING                              11.4
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          699  MUTUAL FUND ACCOUNTING                              31.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          699  MUTUAL FUND ACCOUNTING                              14.7
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          699  MUTUAL FUND ACCOUNTING                              7.4
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          699  MUTUAL FUND ACCOUNTING                              29.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          698  DCGT AS TTEE AND/OR                                 68.6
                711 High Street
               DES MOINES, IA 50392

          696  DCGT AS TTEE AND/OR                                100.0
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - Diversified International Fund

          672  DELAWARE CHARTER GUARANTEE & TRUST                  11.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          672  DELAWARE CHARTER GUARANTEE & TRUST                  86.1
               711 HIGH STREET
               DES MOINES, IA 50303

          670  DELAWARE CHARTER GUARANTEE & TRUST                  6.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          670  DELAWARE CHARTER GUARANTEE & TRUST                  93.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          617  DELAWARE CHARTER GUARANTEE & TRUST                  98.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          674  THE PRINCIPAL TRUST FOR POST                        12.1
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          674  PRINCIPAL TRUST FOR LIFE INS 5016                   6.8
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          674  PRINCIPAL TRUST FOR HEALTH 5025                     10.6
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          674  THE PRINCIPAL TRUST FOR POST                        62.2
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          673  DELAWARE CHARTER GUAR & TRUST                       20.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          673  DELAWARE CHARTER GUARANTEE & TRUST                  69.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          671  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Government & High Quality Bond Fund

          612  DELAWARE CHARTER GUARANTEE & TRUST                  34.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          612  DELAWARE CHARTER GUARANTEE & TRUST                  63.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          610  DELAWARE CHARTER GUARANTEE & TRUST                  95.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          607  DELAWARE CHARTER GUARANTEE & TRUST                  95.5
               711 HIGH STREET
               DES MOINES, IA 50392

          613  BANKERS TRUST COMPANY                               5.9
               ATTN DEBBIE WILLIAMS
               453 7TH ST
               DES MOINES, IA 50309-4110

          613  DELAWARE CHARTER GUAR & TRUST                       15.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          613  WELLS FARGO TRUST COMPANY                           5.9
               ATTN DEANNA SWERTZIC
                1919 DOUGLAS ST
               OMAHA, NE 68102

          613  DELAWARE CHARTER GUARANTEE & TRUST                  16.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          613  DELAWARE CHARTER GUARANTEE & TRUST                  46.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          611  DELAWARE CHARTER GUARANTEE & TRUST                  12.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          611  DELAWARE CHARTER GUARANTEE & TRUST                  88.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

PIF - High Quality IntermediateTerm Bond Fund

          622  DELAWARE CHARTER GUARANTEE & TRUST                  12.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          622  TRUSTAR                                             85.0
                P.O. BOX 8963
               WILMINGTON, DE 19899-4110

          620  DELAWARE CHARTER GUARANTEE & TRUST                  8.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          620  DELAWARE CHARTER GUARANTEE & TRUST                  91.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          608  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          623  WELLS FARGO TRUST COMPANY                           10.6
               ATTN DEANNA SWERTZIC
               1919 DOUGLAS ST
               OMAHA, NE 68102

          623  DELAWARE CHARTER GUARANTEE & TRUST                  80.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          621  DELAWARE CHARTER GUARANTEE & TRUST                  99.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - High Yield Fund

          798  PRINCIPAL LIFE INSURANCE CO                         93.2
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREE
               DES MOINES, IA 50392

PIF - Inflation Protection Fund

          707  DELAWARE CHARTER GUARANTEE & TRUST                  92.4
               711 HIGH STREET
               DES MOINES, IA 50303

          705  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          709  DELAWARE CHARTER GUARANTEE & TRUST                  99.9
               711 HIGH STREET
               DES MOINES, IA 50303

          154  ROBERT DIECKHAUS                                    8.9
               109 CLUB CREEK CT
                PO BOX 17
               SAINT ALBANS, MO 63073

          154  PERSHING LLC                                        8.1
               P. O. BOX 2052
               JERSEY CITY, NJ 07303

          715  PRINCIPAL LIFE INSURANCE CO                         90.3
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          708  DELAWARE CHARTER GUARANTEE & TRUST                  60.5
               711 HIGH STREET
               DES MOINES, IA 50303

          708  BANKERS TRUST COMPANY E826                          35.0
               ATTN DEBBIE WILLIAM
               453 7TH ST
               DES MOINES, IA 50309

          706  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - International Emerging Markets Fund

          662  DELAWARE CHARTER GUARANTEE & TRUST                  12.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50303

          662  DELAWARE CHARTER GUARANTEE & TRUST                  81.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          660  DELAWARE CHARTER GUARANTEE & TRUST                  99.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          616  DELAWARE CHARTER GUARANTEE & TRUST                  99.9
               711 HIGH STREET
               DES MOINES, IA 50392

          664  MUTUAL FUND ACCOUNTING                              28.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          664  MUTUAL FUND ACCOUNTING                              11.6
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          664  MUTUAL FUND ACCOUNTING                              5.8
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          664  MUTUAL FUND ACCOUNTING                              28.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          663  DELAWARE CHARTER GUAR & TRUST                       48.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          663  DELAWARE CHARTER GUARANTEE & TRUST                  44.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          661  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - International Growth Fund

          812  DELAWARE CHARTER GUARANTEE & TRUST                  8.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          812  DELAWARE CHARTER GUARANTEE & TRUST                  88.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          810  DELAWARE CHARTER GUARANTEE & TRUST                  6.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          810  DELAWARE CHARTER GUARANTEE & TRUST                  92.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          618  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          814  PRINCIPAL LIFE INSURANCE CO                         41.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          814  MUTUAL FUND ACCOUNTING                              5.4
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          814  MUTUAL FUND ACCOUNTING                              16.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          814  MUTUAL FUND ACCOUNTING                              8.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          814  MUTUAL FUND ACCOUNTING                              17.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          813  DELAWARE CHARTER GUARANTEE & TRUST                  91.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          811  DELAWARE CHARTER GUARANTEE & TRUST                  97.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - LargeCap Growth Fund

          702  DELAWARE CHARTER GUARANTEE & TRUST                  97.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          700  DELAWARE CHARTER GUARANTEE & TRUST                  87.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          625  DELAWARE CHARTER GUARANTEE & TRUST                  98.4
               711 HIGH STREET
               DES MOINES, IA 50303

          704  MUTUAL FUND ACCOUNTING                              9.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          704  MUTUAL FUND ACCOUNTING                              23.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          704  MUTUAL FUND ACCOUNTING                              12.6
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          704  MUTUAL FUND ACCOUNTING                              6.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          704  MUTUAL FUND ACCOUNTING                              23.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          704  THE PRINCIPAL TRUST FOR POST                        7.5
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          703  DELAWARE CHARTER GUAR & TRUST                       6.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          703  DELAWARE CHARTER GUARANTEE & TRUST                  90.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          701  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - LargeCap S&P 500 Index Fund

          712  DELAWARE CHARTER GUARANTEE & TRUST                  9.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          712  DELAWARE CHARTER GUARANTEE & TRUST                  69.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          712  TRUSTAR                                             18.9
               P.O. BOX 8963
                WILMINGTON, DE 19899

          710  DELAWARE CHARTER GUARANTEE & TRUST                  19.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          710  DELAWARE CHARTER GUARANTEE & TRUST                  80.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          626  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          714  DCGT AS TTEE AND/OR                                 7.1
               ATTN NPIO TRADE DESK
               711 High Street
               DES MOINES, IA 50303

          713  DELAWARE CHARTER GUAR & TRUST                       6.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          713  DELAWARE CHARTER GUARANTEE & TRUST                  12.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          713  DELAWARE CHARTER GUARANTEE & TRUST                  75.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          711  DELAWARE CHARTER GUARANTEE & TRUST                  6.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          711  DELAWARE CHARTER GUARANTEE & TRUST                  94.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - LargeCap Value Fund

          722  DELAWARE CHARTER GUARANTEE & TRUST                  10.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          722  DELAWARE CHARTER GUARANTEE & TRUST                  82.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          720  DELAWARE CHARTER GUARANTEE & TRUST                  7.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          720  DELAWARE CHARTER GUARANTEE & TRUST                  92.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          627  DELAWARE CHARTER GUARANTEE & TRUST                  16.3
               711 HIGH STREET
               DES MOINES, IA 50303

          627  DELAWARE CHARTER GUARANTEE & TRUST                  83.7
               711 HIGH STREET
               DES MOINES, IA 50303

          724  MUTUAL FUND ACCOUNTING                              9.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          724  MUTUAL FUND ACCOUNTING                              23.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          724  MUTUAL FUND ACCOUNTING                              13.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          724  MUTUAL FUND ACCOUNTING                              6.1
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          724  MUTUAL FUND ACCOUNTING                              23.7
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          724  THE PRINCIPAL TRUST FOR POST                        14.0
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          723  DELAWARE CHARTER GUAR & TRUST                       27.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          723  WELLS FARGO TRUST COMPANY                           14.9
               ATTN DEANNA SWERTZIC
               1919 DOUGLAS ST
               OMAHA, NE 68102

          723  DELAWARE CHARTER GUARANTEE & TRUST                  47.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          721  DELAWARE CHARTER GUARANTEE & TRUST                  60.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          721  NATIONWIDE TRUST COMPANY FSB                        39.7
               C/O IPO PORTFOLIO ACCOUNTING
               PO BOX 182029
               COLUMBUS, OH 43218

PIF - MidCap Blend Fund

          742  DELAWARE CHARTER GUARANTEE & TRUST                  9.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          742  DELAWARE CHARTER GUARANTEE & TRUST                  83.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          740  DELAWARE CHARTER GUARANTEE & TRUST                  99.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          639  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          743  DELAWARE CHARTER GUAR & TRUST                       35.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          743  DELAWARE CHARTER GUARANTEE & TRUST                  49.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          741  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - MidCap Growth Fund

          752  DELAWARE CHARTER GUARANTEE & TRUST                  92.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          750  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          645  DCGT AS TTEE AND/OR                                100.0
               ATTN NPIO TRADE DESK
               711 High Street
               DES MOINES, IA 50303

          759  STATE STREET BANK & TRUST COMPANY                   87.0
               BOX 5496
               BOSTON, MA 02206

          753  DELAWARE CHARTER GUARANTEE & TRUST                  77.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          753  PRINCIPAL TRUST COMPANY                             12.9
               1013 CENTRE ROAD
               WILMINGTON, DE 19805

          751  DCGT AS TTEE AND/OR                                 91.9
               ATTN NPIO TRADE DESK
               711 High Street
               DES MOINES, IA 50303

PIF - MidCap S&P 400 Index Fund

          762  DELAWARE CHARTER GUARANTEE & TRUST                  12.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          762  DELAWARE CHARTER GUARANTEE & TRUST                  78.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          760  DELAWARE CHARTER GUARANTEE & TRUST                  13.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          760  DELAWARE CHARTER GUARANTEE & TRUST                  86.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          646  DELAWARE CHARTER GUARANTEE & TRUST                  96.4
               711 HIGH STREET
               DES MOINES, IA 50303

          763  DELAWARE CHARTER GUARANTEE & TRUST                  27.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          763  DELAWARE CHARTER GUARANTEE & TRUST                  65.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          761  DELAWARE CHARTER GUARANTEE & TRUST                  10.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          761  DELAWARE CHARTER GUARANTEE & TRUST                  89.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - MidCap Value Fund

          772  DELAWARE CHARTER GUARANTEE & TRUST                  62.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          772  LUTHERAN HOMES                                      7.6
               DAVID SPLITTGERBER
               300 MINISTRY DR
               I IRMO, SC 29063

          772  FLORIDA DESIGN CONSULTANTS INC                      5.8
               KEITH MAZUR
               3030 STARKEY BLVD
               NEW PORT RICHEY, FL 34655

          772  PRINCIPAL TRUST COMPANY                             8.0
               1013 CENTRE RD
               WILMINGTON, DE 19805

          770  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          647  DELAWARE CHARTER GUARANTEE & TRUST                  87.3
               711 HIGH STREET
               DES MOINES, IA 50303

          774  BROWN BROTHERS HARRIMAN & CO                       100.0
               ATTN: R&A - INVESTMENT FUNDS
               GLOBAL DISTRIBTUION CENTER
               525 WASHINGTON BLVD
               JERSEY CITY, NJ 07310

          773  BANKERS TRUST COMPANY                               8.1
               ATTN: DEBBIE WILLIAMS
                453 7TH ST
               DES MOINES, IA 50309

          773  DELAWARE CHARTER GUARANTEE & TRUST                  58.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          773  PRINCIPAL TRUST COMPANY                             11.2
               1013 CENTRE RD
               WILMINGTON, DE 19805

          773  PRINCIPAL TRUST COMPANY                             5.8
               1013 CENTRE RD
               WILMINGTON, DE 19805

          771  DELAWARE CHARTER GUARANTEE & TRUST                  97.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Money Market Fund

          782  DELAWARE CHARTER GUARANTEE & TRUST                  58.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          782  TRUSTAR                                             6.5
                P.O. BOX 8963
               WILMINGTON, DE 19899

          780  DELAWARE CHARTER GUARANTEE & TRUST                  97.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          648  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          199  PERSHING LLC AS AGENT                               32.4
               ATTN CASH MANAGMENT SERVICES
               1 PERSHING PLZ
               JERSEY CITY, NJ 07399

          199  DELAWARE CHARTER GUAR & TRUST CO                    7.9
               PO BOX 8738
               WILMINGTON, DE 19899

          299  NANCY MAGLIANO                                      5.6
               9900 CYPRESS LAKES DR
               LAKELAND, FL 33810

          784  COMPUTERSHARE INVESTOR SERVICES LLC                 98.6
               2 NORTH LA SALLE ST 3RD FL
               CHICAGO, IL 60602

          783  DELAWARE CHARTER GUAR & TRUST                       9.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          783  DELAWARE CHARTER GUARANTEE & TRUST                  61.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          783  INSURANCE SERVICES OFFICE INC                       5.6
               545 WASHINGTON BLVD
               JERSEY CITY, NJ 07310

          781  DELAWARE CHARTER GUARANTEE & TRUST                  99.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners Global Equity Fund

          857  DCGT AS TTEE AND/OR                                100.0
               711 High Street
               DES MOINES, IA 50303

          855  DCGT AS TTEE AND/OR                                 34.2
               711 HIGH STREET
               DES MOINES, IA 50303

          855  DCGT AS TTEE AND/OR                                 65.8
               711 HIGH STREET
               DES MOINES, IA 50303

          859  DCGT AS TTEE AND/OR                                100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          865  PRINCIPAL LIFE INSURANCE CO                         44.8
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          858  DCGT AS TTEE AND/OR                                100.0
               711 High Street
               DES MOINES, IA 50303

          856  DCGT AS TTEE AND/OR                                100.0
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - Partners International Fund

          787  DELAWARE CHARTER GUARANTEE & TRUST                  95.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          785  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          649  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          789  PRINCIPAL LIFE INSURANCE CO                         91.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          788  DELAWARE CHARTER GUARANTEE & TRUST                  96.7
               FBO PRINCIPAL FINANCIAL GROUP
               711 HIGH STREET
               DES MOINES, IA 50303

          786  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Blend Fund

          822  DELAWARE CHARTER GUARANTEE & TRUST                  6.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          822  DELAWARE CHARTER GUARANTEE & TRUST                  93.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          820  DELAWARE CHARTER GUARANTEE & TRUST                  97.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          650  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          824  PRINCIPAL LIFE INSURANCE CO                         92.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          823  DELAWARE CHARTER GUARANTEE & TRUST                  94.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          821  DELAWARE CHARTER GUARANTEE & TRUST                  96.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Blend Fund I

          692  DELAWARE CHARTER GUARANTEE & TRUST                  98.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          690  DELAWARE CHARTER GUARANTEE & TRUST                  12.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          690  DELAWARE CHARTER GUARANTEE & TRUST                  87.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          651  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          693  DELAWARE CHARTER GUAR & TRUST                       40.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          693  DELAWARE CHARTER GUARANTEE & TRUST                  13.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          693  DELAWARE CHARTER GUARANTEE & TRUST                  36.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          691  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Growth Fund

          827  DELAWARE CHARTER GUARANTEE & TRUST                  36.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          827  DELAWARE CHARTER GUARANTEE & TRUST                  61.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          825  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          652  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          829  PRINCIPAL LIFE INSURANCE                           100.0
               ATTN RIS NPIO TRADE DESK
               711 HIGHT STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Growth Fund I

          832  DELAWARE CHARTER GUARANTEE & TRUST                  9.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          832  DELAWARE CHARTER GUARANTEE & TRUST                  89.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          830  DELAWARE CHARTER GUARANTEE & TRUST                  8.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          830  DELAWARE CHARTER GUARANTEE & TRUST                  91.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          653  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          834  PRINCIPAL LIFE INSURANCE CO                         92.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          833  DELAWARE CHARTER GUARANTEE & TRUST                  10.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          833  DELAWARE CHARTER GUARANTEE & TRUST                  84.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          831  DELAWARE CHARTER GUARANTEE & TRUST                  10.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          831  DELAWARE CHARTER GUARANTEE & TRUST                  89.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Growth Fund II

          842  DELAWARE CHARTER GUARANTEE & TRUST                  93.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          840  DELAWARE CHARTER GUARANTEE & TRUST                  97.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          654  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          129  JEAN EUCHER                                         5.4
               4655 TURNBERRY DR
               WEST DES MOINES, IA 50265

          129  STEVEN HUGHES                                       5.2
               6929 HILLSWICK DR
               CHARLOTTE, NC 28215

          844  PRINCIPAL LIFE INSURANCE CO                         67.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          844  MUTUAL FUND ACCOUNTING                              10.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          844  MUTUAL FUND ACCOUNTING                              5.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          844  MUTUAL FUND ACCOUNTING                              10.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          843  DELAWARE CHARTER GUARANTEE & TRUST                  97.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          841  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Value Fund

          852  DELAWARE CHARTER GUARANTEE & TRUST                  8.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          852  DELAWARE CHARTER GUARANTEE & TRUST                  90.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          850  DELAWARE CHARTER GUARANTEE & TRUST                  5.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          850  DELAWARE CHARTER GUARANTEE & TRUST                  94.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          655  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          854  PRINCIPAL LIFE INSURANCE CO                         77.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          854  MUTUAL FUND ACCOUNTING                              6.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          854  MUTUAL FUND ACCOUNTING                              6.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          853  DELAWARE CHARTER GUARANTEE & TRUST                  6.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          853  DELAWARE CHARTER GUARANTEE & TRUST                  86.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          851  DELAWARE CHARTER GUARANTEE & TRUST                  97.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners LargeCap Value Fund I

          802  DCGT AS TTEE AND/OR                                 99.0
               711 HIGH STREET
               DES MOINES, IA 50303

          800  DELAWARE CHARTER GUARANTEE & TRUST                  87.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          656  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          804  PRINCIPAL LIFE INSURANCE CO                         92.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          803  DELAWARE CHARTER GUARANTEE & TRUST                  99.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          801  DCGT AS TTEE AND/OR                                100.0
               711 High Street
               DES MOINES, IA 50303

PIF - Partners LargeCap Value Fund II

          779  DELAWARE CHARTER GUARANTEE & TRUST                  96.8
               711 HIGH STREET
               DES MOINES, IA 50303

          777  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          796  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          797  PRINCIPAL LIFE INSURANCE CO                        100.0
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          795  DELAWARE CHARTER GUARANTEE & TRUST                  99.6
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - Partners MidCap Growth Fund

          872  DELAWARE CHARTER GUARANTEE & TRUST                  6.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          872  DELAWARE CHARTER GUARANTEE & TRUST                  92.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          870  DELAWARE CHARTER GUARANTEE & TRUST                  96.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          658  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          874  PRINCIPAL LIFE INSURANCE CO                         94.9
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          873  DELAWARE CHARTER GUAR & TRUST                       10.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          873  DELAWARE CHARTER GUARANTEE & TRUST                  85.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET DES MOINES, IA 50392

          871  DELAWARE CHARTER GUARANTEE & TRUST                  99.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners MidCap Growth Fund I

          877  DELAWARE CHARTER GUARANTEE & TRUST                  96.5
               711 HIGH STREET
               DES MOINES, IA 50303

          875  DELAWARE CHARTER GUARANTEE & TRUST                  81.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          659  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          186  LINDA L LONNBERG-PARDINI TRUST                      8.2
               PO BOX 531
               PLEASANTON, CA 94566

          186  JEANETTE A MEEK FAMILY TRUST                        10.3
               15103 AVENUE 288
                                VISALIA, CA 93292

          879  PRINCIPAL LIFE INSURANCE CO                        100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          878  DELAWARE CHARTER GUARANTEE & TRUST                  84.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          876  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners MidCap Growth Fund II

          718  DELAWARE CHARTER GUARANTEE & TRUST                  99.3
               711 HIGH STREET
               DES MOINES, IA 50303

          716  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          775  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          776  PRINCIPAL LIFE INSURANCE CO                        100.0
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          719  DELAWARE CHARTER GUARANTEE & TRUST                  76.7
               711 HIGH STREET
               DES MOINES, IA 50303

          719  PRINCIPAL TRUST COMPANY                             6.0
               SUSAN SAGGIONE
               1013 CENTRE RD
               WILMINGTON, DE 19805

          719  EMC NATIONAL LIFE INSURANCE COMPANY                 5.7
               ATTN Keith Troester
               4095 NW Urbandale Drive
               URBANDALE, IA 50322

          717  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - Partners MidCap Value Fund

          882  DELAWARE CHARTER GUARANTEE & TRUST                  9.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          882  DELAWARE CHARTER GUARANTEE & TRUST                  86.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          880  DELAWARE CHARTER GUARANTEE & TRUST                  96.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          665  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50392

          283  PAUL LIDGARD                                        7.7
               0317 RANSON SW
               GRANDVILLE, MI 49418

          884  PRINCIPAL LIFE INSURANCE CO                         94.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET DES MOINES, IA 50392

          883  DELAWARE CHARTER GUARANTEE & TRUST                  92.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET DES MOINES, IA 50392

          881  DELAWARE CHARTER GUARANTEE & TRUST                  99.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners MidCap Value Fund I

          892  DELAWARE CHARTER GUARANTEE & TRUST                  94.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          890  DELAWARE CHARTER GUARANTEE & TRUST                  95.3
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          666  DELAWARE CHARTER GUARANTEE & TRUST                  99.9
               711 HIGH STREET
               DES MOINES, IA 50303-0960

          894  PRINCIPAL LIFE INSURANCE CO                         97.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          893  DELAWARE CHARTER GUARANTEE & TRUST                  95.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          891  DCGT AS TTEE AND/OR                                100.0
               711 HIGH STREET
               DES MOINES, IA 50303-0960

PIF - Partners SmallCap Blend Fund

          887  DELAWARE CHARTER GUARANTEE & TRUST                  95.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          885  DELAWARE CHARTER GUARANTEE & TRUST                  99.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          667  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303-0810

          889  PRINCIPAL LIFE INSURANCE CO                        100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          888  BOARD OF TRUSTEE OF IEASO 401K                      15.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          888  DELAWARE CHARTER GUARANTEE & TRUST                  77.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          886  DELAWARE CHARTER GUARANTEE & TRUST                  99.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners SmallCap Growth Fund I

          902  DELAWARE CHARTER GUARANTEE & TRUST                  84.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          902  LOS ANGELES COUNTY FAIR ASSOCIATION                 5.4
               ATTN RAY ORTEGASO
               1101 W MCKINLEY AVE
               POMONA, CA 91768-1639

          900  DELAWARE CHARTER GUARANTEE & TRUST                  20.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          900  DELAWARE CHARTER GUARANTEE & TRUST                  80.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          668  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          904  PRINCIPAL LIFE INSURANCE CO                         88.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          904  MUTUAL FUND ACCOUNTING                              5.1
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          906  DELAWARE CHARTER GUARANTEE & TRUST                  7.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          906  DELAWARE CHARTER GUARANTEE & TRUST                  89.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          901  DELAWARE CHARTER GUARANTEE & TRUST                  15.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          901  DELAWARE CHARTER GUARANTEE & TRUST                  84.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners SmallCap Growth Fund II

          913  DELAWARE CHARTER GUARANTEE & TRUST                  10.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          913  DELAWARE CHARTER GUARANTEE & TRUST                  86.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          911  DELAWARE CHARTER GUARANTEE & TRUST                  15.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          911  DELAWARE CHARTER GUARANTEE & TRUST                  84.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          669  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          915  PRINCIPAL LIFE INSURANCE CO                        100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          914  DELAWARE CHARTER GUARANTEE & TRUST                  90.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          912  DELAWARE CHARTER GUARANTEE & TRUST                  96.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners SmallCap Growth Fund III

          817  DELAWARE CHARTER GUARANTEE & TRUST                  92.7
               711 HIGH STREET
               DES MOINES, IA 50303

          817  DCGT AS TTEE AND/OR                                 7.3
               711 HIGH STREET
               DES MOINES, IA 50303

          815  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          675  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          819  PRINCIPAL LIFE INSURANCE CO                         58.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          819  MUTUAL FUND ACCOUNTING                              13.1
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          819  MUTUAL FUND ACCOUNTING                              8.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          819  MUTUAL FUND ACCOUNTING                              14.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          818  DELAWARE CHARTER GUARANTEE & TRUST                  99.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          816  DCGT AS TTEE AND/OR                                100.0
               711 High Street
               DES MOINES, IA 50303

PIF - Partners SmallCap Value Fund

          922  DELAWARE CHARTER GUARANTEE & TRUST                  10.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          922  DELAWARE CHARTER GUARANTEE & TRUST                  88.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          920  DELAWARE CHARTER GUARANTEE & TRUST                  25.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          920  DELAWARE CHARTER GUARANTEE & TRUST                  74.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          676  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          924  PRINCIPAL LIFE INSURANCE CO                        100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          923  DELAWARE CHARTER GUARANTEE & TRUST                  13.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          923  DELAWARE CHARTER GUARANTEE & TRUST                  83.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          921  DELAWARE CHARTER GUARANTEE & TRUST                  96.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners SmallCap Value Fund I

          927  DELAWARE CHARTER GUARANTEE & TRUST                  15.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          927  DELAWARE CHARTER GUARANTEE & TRUST                  81.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          925  DELAWARE CHARTER GUARANTEE & TRUST                  30.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          925  DELAWARE CHARTER GUARANTEE & TRUST                  69.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          677  DELAWARE CHARTER GUARANTEE & TRUST                  92.5
               711 HIGH STREET
               DES MOINES, IA 50303

          677  DCGT AS TTEE AND/OR                                 7.5
               711 High Street
               DES MOINES, IA 50303

          935  PRINCIPAL LIFE INSURANCE CO                         96.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          928  DELAWARE CHARTER GUARANTEE & TRUST                  92.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          926  DELAWARE CHARTER GUARANTEE & TRUST                  98.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Partners SmallCap Value Fund II

          837  DELAWARE CHARTER GUARANTEE & TRUST                  96.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          835  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          678  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          839  PRINCIPAL LIFE INSURANCE CO                        100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          838  DELAWARE CHARTER GUARANTEE & TRUST                  94.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          838  DCGT AS TTEE AND/OR                                 5.5
               711 HIGH STREET
               DES MOINES, IA 50303

          836  DCGT AS TTEE AND/OR                                100.0
               711 HIGH STREET
               DES MOINES, IA 50303

PIF - Preferred Securities Fund

          938  DCGT AS TTEE AND/OR                                 96.7
               711 High Street
               DES MOINES, IA 50303

          936  DCGT AS TTEE AND/OR                                 53.8
               711 HIGH STREET
               DES MOINES, IA 50303

          679  DELAWARE CHARTER GUARANTEE & TRUST                  99.7
               711 HIGH STREET
               DES MOINES, IA 50303

          929  PRINCIPAL LIFE INSURANCE CO                         19.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          929  MUTUAL FUND ACCOUNTING                              17.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          929  MUTUAL FUND ACCOUNTING                              31.8
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          929  MUTUAL FUND ACCOUNTING                              5.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          929  MUTUAL FUND ACCOUNTING                              7.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          929  MUTUAL FUND ACCOUNTING                              17.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          939  DCGT AS TTEE AND/OR                                 39.2
               ATTN NPIO TRADE DESK
               711 High Street
               DES MOINES, IA 50303

PIF - Principal LifeTime 2010 Fund

          727  DELAWARE CHARTER GUARANTEE & TRUST                  16.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          727  DELAWARE CHARTER GUARANTEE & TRUST                  82.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          725  DELAWARE CHARTER GUARANTEE & TRUST                  5.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          725  DELAWARE CHARTER GUARANTEE & TRUST                  94.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          628  DELAWARE CHARTER GUARANTEE & TRUST                  99.8
               711 HIGH STREET
               DES MOINES, IA 50303

          729  PRINCIPAL LIFE INSURANCE CO                         99.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          728  DELAWARE CHARTER GUARANTEE & TRUST                  96.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          726  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Principal LifeTime 2020 Fund

          732  DELAWARE CHARTER GUARANTEE & TRUST                  11.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          732  DELAWARE CHARTER GUARANTEE & TRUST                  87.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          730  DELAWARE CHARTER GUARANTEE & TRUST                  5.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          730  DELAWARE CHARTER GUARANTEE & TRUST                  94.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          629  DELAWARE CHARTER GUARANTEE & TRUST                  98.8
               711 HIGH STREET
               DES MOINES, IA 50303

          116  DAVID BLANFORD                                      5.5
               9146 HASTINGS TRCE
               INDIANAPOLIS, IN 46234

          734  PRINCIPAL LIFE INSURANCE CO                         99.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          733  DELAWARE CHARTER GUARANTEE & TRUST                  95.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          731  DELAWARE CHARTER GUARANTEE & TRUST                  99.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Principal LifeTime 2030 Fund

          737  DELAWARE CHARTER GUARANTEE & TRUST                  8.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          737  DELAWARE CHARTER GUARANTEE & TRUST                  90.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          735  DELAWARE CHARTER GUARANTEE & TRUST                  95.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          635  DELAWARE CHARTER GUARANTEE & TRUST                  98.7
               711 HIGH STREET
               DES MOINES, IA 50303

          739  PRINCIPAL LIFE INSURANCE CO                         99.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          738  DELAWARE CHARTER GUARANTEE & TRUST                  95.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          736  DELAWARE CHARTER GUARANTEE & TRUST                  99.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Principal LifeTime 2040 Fund

          746  DELAWARE CHARTER GUARANTEE & TRUST                  7.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          746  DELAWARE CHARTER GUARANTEE & TRUST                  92.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          744  DELAWARE CHARTER GUARANTEE & TRUST                  95.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          636  DELAWARE CHARTER GUARANTEE & TRUST                  99.3
               711 HIGH STREET
               DES MOINES, IA 50303

          748  PRINCIPAL LIFE INSURANCE CO                         99.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          747  DELAWARE CHARTER GUARANTEE & TRUST                  96.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          745  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Principal LifeTime 2050 Fund

          756  DELAWARE CHARTER GUARANTEE & TRUST                  9.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          756  DELAWARE CHARTER GUARANTEE & TRUST                  89.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          754  DELAWARE CHARTER GUARANTEE & TRUST                  95.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          637  DELAWARE CHARTER GUARANTEE & TRUST                  98.1
               711 HIGH STREET
               DES MOINES, IA 50303

          219  PERSHING LLC                                        5.9
                P. O. BOX 2052
               JERSEY CITY, NJ 03030

          219  PERSHING LLC                                        5.5
               P. O. BOX 2052
               JERSEY CITY, MN 03030

          219  REBECCA LOUDENBURG                                  7.0
               5425 WEDEKIND RD
               SPARKS, NV 89431

          758  PRINCIPAL LIFE INSURANCE CO                         99.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          757  DELAWARE CHARTER GUARANTEE & TRUST                  90.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          755  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Principal LifeTime Strategic Income Fund

          766  DELAWARE CHARTER GUARANTEE & TRUST                  8.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          766  DELAWARE CHARTER GUARANTEE & TRUST                  91.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          764  DELAWARE CHARTER GUARANTEE & TRUST                  6.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          764  DELAWARE CHARTER GUARANTEE & TRUST                  93.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          638  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          123  PERSHING LLC                                        9.9
               P. O. BOX 2052
               JERSEY CITY, NJ 07303

          123  PERSHING LLC                                        5.5
                P. O. BOX 2052
               JERSEY CITY, NJ 07303

          123  BRIAN CHRISTOPHER                                   6.6
               14944 S HOFFMAN RD
               OREGON CITY, OR 97045

          123  RONALD KRIEGER                                      15.0
               520 BRYAN DR
               SAINT LOUIS, MO 63122

          123  RONALD KRIEGER                                      15.0
               520 BRYAN DR
               SAINT LOUIS, MO 63122

          223  HELEN DUNCAN                                        11.5
               306 WAYNE DR
               HOPKINSVILLE, KY 42240

          223  DONNA KOENIG                                        7.3
               1341 FAIRLANE AVE
               SEWARD, NE 68434

          768  PRINCIPAL LIFE INSURANCE CO                         99.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          767  DELAWARE CHARTER GUAR & TRUST                       5.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          767  DELAWARE CHARTER GUARANTEE & TRUST                  90.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          765  DELAWARE CHARTER GUARANTEE & TRUST                  99.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Real Estate Securities Fund

          932  DELAWARE CHARTER GUARANTEE & TRUST                  12.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          932  DELAWARE CHARTER GUARANTEE & TRUST                  65.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          932  TRUSTAR                                             17.9
               P.O. BOX 8963
               WILMINGTON, DE 19899

          930  DELAWARE CHARTER GUARANTEE & TRUST                  13.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          930  DELAWARE CHARTER GUARANTEE & TRUST                  86.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          685  DELAWARE CHARTER GUARANTEE & TRUST                  98.8
               711 HIGH STREET
               DES MOINES, IA 50303

          934  PRINCIPAL LIFE INSURANCE CO                         34.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          934  MUTUAL FUND ACCOUNTING                              12.4
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          934  MUTUAL FUND ACCOUNTING                              22.8
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          934  MUTUAL FUND ACCOUNTING                              15.6
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          933  DELAWARE CHARTER GUAR & TRUST                       7.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          933  DELAWARE CHARTER GUARANTEE & TRUST                  21.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          933  DELAWARE CHARTER GUARANTEE & TRUST                  63.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          931  DELAWARE CHARTER GUARANTEE & TRUST                  14.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          931  DELAWARE CHARTER GUARANTEE & TRUST                  85.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Short-Term Bond Fund

          642  DELAWARE CHARTER GUARANTEE & TRUST                  81.3
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          640  DELAWARE CHARTER GUARANTEE & TRUST                  95.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          615  DELAWARE CHARTER GUARANTEE & TRUST                  85.4
               711 HIGH STREET
               DES MOINES, IA 50303

          643  DELAWARE CHARTER GUARANTEE & TRUST                  75.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          643  DELAWARE CHARTER GUARANTEE & TRUST                  12.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          641  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - SmallCap Blend Fund

          942  DELAWARE CHARTER GUARANTEE & TRUST                  14.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          942  DELAWARE CHARTER GUARANTEE & TRUST                  79.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          940  DELAWARE CHARTER GUARANTEE & TRUST                  98.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          686  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          944  THE PRINCIPAL TRUST FOR POST                        11.5
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          944  PRINCIPAL TRUST FOR LIFE INS 5016                   6.5
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          944  PRINCIPAL TRUST FOR HEALTH 5025                     10.0
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          944  THE PRINCIPAL TRUST FOR POST                        59.2
               ATTN CRYSTAL MORRIS S-003-S60
               PRINCIPAL FINANCIAL GROUP
               DES MOINES, IA 50392

          943  DELAWARE CHARTER GUARANTEE & TRUST                  9.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          943  DELAWARE CHARTER GUARANTEE & TRUST                  75.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          941  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - SmallCap Growth Fund

          952  DELAWARE CHARTER GUARANTEE & TRUST                  14.6
               711 HIGH STREET
               DES MOINES, IA 50303

          952  DELAWARE CHARTER GUARANTEE & TRUST                  74.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          950  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          687  DELAWARE CHARTER GUARANTEE & TRUST                  85.8
               711 HIGH STREET
               DES MOINES, IA 50303

          953  DELAWARE CHARTER GUARANTEE & TRUST                  98.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          951  DCGT AS TTEE AND/OR                                100.0
               711 High Street
               DES MOINES, IA 50303

PIF - SmallCap S&P 600 Index Fund

          962  DELAWARE CHARTER GUARANTEE & TRUST                  11.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
               DES MOINES, IA 50392

          962  DELAWARE CHARTER GUARANTEE & TRUST                  84.5
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          960  DELAWARE CHARTER GUARANTEE & TRUST                  9.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          960  DELAWARE CHARTER GUARANTEE & TRUST                  90.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          688  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          964  MUTUAL FUND ACCOUNTING                              23.9
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          964  MUTUAL FUND ACCOUNTING                              26.1
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          964  MUTUAL FUND ACCOUNTING                              12.1
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          964  MUTUAL FUND ACCOUNTING                              5.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          964  MUTUAL FUND ACCOUNTING                              5.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          964  MUTUAL FUND ACCOUNTING                              21.7
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          963  DELAWARE CHARTER GUAR & TRUST                       6.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          963  DELAWARE CHARTER GUARANTEE & TRUST                  10.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          963  DELAWARE CHARTER GUARANTEE & TRUST                  78.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          961  DELAWARE CHARTER GUARANTEE & TRUST                  10.4
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          961  DELAWARE CHARTER GUARANTEE & TRUST                  89.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - SmallCap Value Fund

          972  DELAWARE CHARTER GUARANTEE & TRUST                  7.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          972  DELAWARE CHARTER GUARANTEE & TRUST                  89.7
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          970  DELAWARE CHARTER GUARANTEE & TRUST                  10.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          970  DELAWARE CHARTER GUARANTEE & TRUST                  89.8
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          689  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               711 HIGH STREET
               DES MOINES, IA 50303

          974  MUTUAL FUND ACCOUNTING                              30.0
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          974  MUTUAL FUND ACCOUNTING                              18.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          974  MUTUAL FUND ACCOUNTING                              9.9
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          974  MUTUAL FUND ACCOUNTING                              32.5
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          973  DELAWARE CHARTER GUARANTEE & TRUST                  76.9
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          971  DELAWARE CHARTER GUARANTEE & TRUST                  96.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

PIF - Tax-Exempt Bond Fund

          251  LEONE PENROD                                        5.5
               2045 KENNETH DR
               BAY CITY, MI 48706

PIF - Ultra Short Bond Fund

          987  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          985  DELAWARE CHARTER GUARANTEE & TRUST                  93.6
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          985  CITIZENS BUSINESS BANK FBO AAA ELE                  6.1
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          102  PERSHING LLC                                        8.2
               P. O. BOX 2052
               JERSEY CITY, PA 03920

          102  PERSHING LLC                                        7.9
               P. O. BOX 2052
               JERSEY CITY, NJ 07303

          990  PRINCIPAL LIFE INSURANCE CO                         5.2
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN: RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

          990  MUTUAL FUND ACCOUNTING                              46.3
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          990  MUTUAL FUND ACCOUNTING                              48.2
               ATTN JAMIE SCRIGNOLI N-002-E20
               MUTUAL FUND ACCOUNTING
               711 HIGH STREET
               DES MOINES, IA 50392

          988  DELAWARE CHARTER GUARANTEE & TRUST                 100.0
               FBO PRINCIPAL FINANCIAL GROUP
               ATTN RIS NPIO TRADE DESK
               711 HIGH STREET
               DES MOINES, IA 50392

                                                                      Appendix B

                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization
The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy
The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements, (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities
In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.

The Committee shall:

1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor. At least annually review and assess the adequacy of the Fund's Policy on Auditor Independence and recommend any proposed changes to the Board for approval.

No engagement of the independent auditor should:
(a) create a mutual or conflicting interest between the audit firm and the Fund
(b) place the audit firm in the position of auditing its own work
(c) result in the audit firm acting in a management role for the Fund, or
(d) place the audit firm in a position of being an advocate for the Fund.

Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

9. Review the Fund's "Policy on Board of Directors and Officers Compensation and Expenses" and consider the results of any internal or independent auditor's reviews of those areas. Internal auditors will review Directors' expense records once every three calendar years.

10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.

20.      At least annually, meet separately with the Fund's Chief Compliance
         Officer.

(Adopted by the Board of Directors of each of the Principal funds on March 13, 2006)

                                                                      APPENDIX C

                     COMPARISON OF FEES AND EXPENSES UNDER
                   CURRENT AND PROPOSED MANAGEMENT AGREEMENTS

      This Appendix provides comparative information with respect to the annual operating expenses of each of the Funds under its Current Management Agreement and Accounting Services Agreement (the "Current Management Arrangements") and under the revised service and expense arrangements described in Proposal 2 that will apply if the proposed Amended Management Agreement is adopted and the Accounting Services Agreement is terminated (the "Proposed Management Arrangements"). The Appendix also provides comparative information with respect to the 12b-1 fees payable by the Class A and Class B shares of the Funds under their Current 12b-1 Plans and the proposed Amended 12b-1 Plans for such share classes described in Proposal 3. The Appendix should be read in conjunction with your consideration of Proposals 2 and 3.

      An Annual Fund Operating Expenses table and related expense examples are set forth below for each Fund.

      ANNUAL FUND OPERATING EXPENSES. The Annual Fund Operating Expenses tables show expenses (as annual percentages of average daily net assets) that are deducted from the assets of the Funds. For each Fund, the Annual Fund Operating Expenses table below shows for each share class of the Fund (i) the ratios of expenses to average net assets for the fiscal year ended October 31, 2005 under the Current Management Arrangements; and (ii) the pro forma expense ratios for the fiscal year ended October 31, 2005 assuming that the Proposed Management
Arrangements had been in effect for that fiscal year.   With respect to Class A
and Class B shares of the Funds, the pro forma expense ratios also assume that the proposed Amended 12b-1 Plans for such share classes had been in effect for the fiscal year ended October 31, 2005.

     As stated above, the Annual Fund Operating Expenses tables are intended to illustrate for a Fund the impact on fund expenses of the changes that would result from shareholder approval and implementation of the Proposed Management Arrangements and the Amended 12b-1 Plans for Class A and Class B shares. The pro forma figures do not reflect the deferral until February 28, 2008 of the termination of the Accounting Services Agreement, as described under Proposal 2.

      The impact of the PIF-WM Funds Reorganization on each of the following PIF Funds that is involved in that Reorganization is reflected in a note to the Annual Fund Operating Expenses table for such Fund: Disciplined LargeCap Blend, Diversified International, Equity Income, LargeCap Growth, Money Market, Real Estate Securities, SmallCap Growth, SmallCap Value and Tax-Exempt Bond.

      EXPENSE EXAMPLES. The expense examples set forth for each Fund are intended to help you compare the costs of investing in shares of the Funds under the Current and Proposed Management Arrangements (and for Class A and Class B shareholders, under the Current and Amended 12b-1 Plans). The examples for each Fund assume that fund expenses continue at the rates shown in the Annual Fund Operating Expenses table for the Fund, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The expense examples reflect the conversion of Class B shares to Class A shares after 7 years. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF A FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


BOND & MORTGAGE SECURITIES FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.54%            N/A        0.23%     0.77%        --      0.77%
Select                  0.54%           0.10%       0.51%     1.15%        --      1.15%
Preferred               0.54%            N/A        0.48%     1.02%        --      1.02%
Advisors Select         0.54%           0.30%       0.67%     1.51%        --      1.51%
Advisors Signature      0.54%           0.35%       0.78%     1.67%        --      1.67%
Advisors Preferred      0.54%           0.25%       0.54%     1.33%        --      1.33%
Class J                 0.54%           0.50%       0.48%     1.52%        --      1.52%
Class A (1)             0.54%           0.20%       0.51%     1.25%      0.31%     0.94%
Class B (1)             0.54%           0.73%       0.84%     2.11%      0.51%     1.60%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.54%            N/A        0.24%     0.78%        --      0.78%
Select                  0.54%           0.10%       0.52%     1.16%        --      1.16%
Preferred               0.54%            N/A        0.49%     1.03%        --      1.03%
Advisors Select         0.54%           0.30%       0.68%     1.52%        --      1.52%
Advisors Signature      0.54%           0.35%       0.79%     1.68%        --      1.68%
Advisors Preferred      0.54%           0.25%       0.55%     1.34%        --      1.34%
Class J                 0.54%           0.50%       0.49%     1.53%                1.53%
Class A (1)             0.54%           0.25%       0.52%     1.31%      0.37%     0.94%
Class B (1)             0.54%           1.00%       0.85%     2.39%      0.79%     1.60%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2009. The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.94% for Class A shares and 1.60% for Class B shares.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $79  $246  $428   $954         $79  $246   $428    $954
 Select             $117 $365  $633  $1,398       $117  $365   $633   $1,398
 Preferred          $104 $325  $563  $1,248       $104  $325   $563   $1,248
 Advisors Select    $154 $477  $824  $1,802       $154  $477   $824   $1,802
 Advisors Signature $170 $526  $907  $1,976       $170  $526   $907   $1,976
 Advisors Preferred $135 $421  $729  $1,601       $135  $421   $729   $1,601
 Class J            $255 $480  $829  $1,813       $155  $480   $829   $1,813
 Class A            $566 $760 $1,022 $1,816       $566  $760  $1,022  $1,816
 Class B (1)        $563 $805 $1,158 $1,960       $163  $505   $958   $1,960

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $80  $249  $433   $966         $80  $249   $433    $966
 Select             $118 $368  $638  $1,409       $118  $368   $638   $1,409
 Preferred          $105 $328  $569  $1,259       $105  $328   $569   $1,259
 Advisors Select    $155 $480  $829  $1,813       $155  $480   $829   $1,813
 Advisors Signature $171 $530  $913  $1,987       $171  $530   $913   $1,987
 Advisors Preferred $136 $425  $734  $1,613       $136  $425   $734   $1,613
 Class J            $256 $483  $834  $1,824       $156  $483   $834   $1,824
 Class A            $566 $760 $1,032 $1,863       $566  $760  $1,032  $1,863
 Class B (1)        $563 $805 $1,205 $2,089       $163  $505  $1,005  $2,089
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



DISCIPLINED LARGECAP BLEND FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.60%            N/A         N/A      0.60%
 Select                  0.60%           0.10%       0.28%     0.98%
 Preferred               0.60%            N/A        0.26%     0.86%
 Advisors Select         0.60%           0.30%       0.45%     1.35%
 Advisors Signature      0.60%           0.35%       0.53%     1.48%
 Advisors Preferred      0.60%           0.25%       0.32%     1.17%
 Class A                 0.60%           0.21%       0.30%     1.11%
 Class B                 0.60%           0.52%       0.66%     1.78%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                              TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES   OTHER   OPERATING
 SHARE CLASS                                        EXPENSES   EXPENSES
 Institutional           0.60%            N/A           0.01%   0.61%
 Select                  0.60%           0.10%        0.29%     0.99%
 Preferred               0.60%            N/A         0.27%     0.87%
 Advisors Select         0.60%           0.30%        0.46%     1.36%
 Advisors Signature      0.60%           0.35%        0.54%     1.49%
 Advisors Preferred      0.60%           0.25%        0.33%     1.18%
 Class A                 0.60%           0.25%        0.31%     1.16%
 Class B                 0.60%           1.00%        0.67%     2.27%
_______________

(1)  If shareholders of the WM Growth & Income Fund approve the proposed combination of that fund into the Disciplined LargeCap
Blend Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Disciplined LargeCap Blend Fund following the Combination, through the period ending February 28, 2008, to 0.88% for Class A shares and 1.91 for Class B shares.]  Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, the Management Fees, Other Expenses and Total Fund Operating Expenses for the
respective share classes of the Disciplined LargeCap Blend Fund under the Current Management Arrangements would have been as follows: Institutional - 0.56%, 0.00% and 0.56%; Select -- 0.56%, 0.28% and 0.94%; Preferred -- 0.56%, 0.26% and 0.82%; Advisors
Select -- 0.56%, 0.45% and 1.31%; Advisors Signature -- 0.56%, 0.53% and 1.44%; Advisors Preferred -- 0.56%, 0.32% and 1.13%; Class
A -- 0.56%, 0.14% and 0.91%; and Class B -- 0.56%, 0.43% and 1.51%.  Under the Proposed Management Arrangements, the pro forma
Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional -- 0.56%, 0.00% and 0.56%; Select -- 0.56%, 0.29% and 0.95%; Preferred -- 0.56%, 0.27% and 0.83%; Advisors
Select -- 0.56%, 0.46% and 1.32%; Advisors Signature -- 0.56%, 0.54% and 1.45%; Advisors Preferred -- 0.56%, 0.33% and 1.14%; Class
A -- 0.56%, 0.14% and 0.95%; and Class B -- 0.56%, 0.43% and 1.99%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 0.88% and 1.51% under the Current
Management Arrangements and 0.88% and 1.91% under the Proposed Management Arrangements.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $61  $192  $335   $750         $61  $192   $335    $750
 Select             $100 $312  $542  $1,201       $100  $312   $542   $1,201
 Preferred          $88  $274  $477  $1,061        $88  $274   $477   $1,061
 Advisors Select    $137 $428  $739  $1,624       $137  $428   $739   $1,624
 Advisors Signature $151 $468  $808  $1,768       $151  $468   $808   $1,768
 Advisors Preferred $119 $372  $644  $1,420       $119  $372   $644   $1,420
 Class A            $682 $908 $1,151 $1,849       $682  $908  $1,151  $1,849
 Class B (1)        $581 $860 $1,164 $1,836       $181  $560   $964   $1,836

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES   IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                   NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1     3      5      10
 Institutional      $62   $195   $340   $762         $62  $195   $340    $762
 Select             $101  $315   $547  $1,213       $101  $315   $547   $1,213
 Preferred          $89   $278   $482  $1,073        $89  $278   $482   $1,073
 Advisors Select    $138  $431   $745  $1,635       $138  $431   $745   $1,635
 Advisors Signature $152  $471   $813  $1,779       $152  $471   $813   $1,779
 Advisors Preferred $120  $375   $649  $1,432       $120  $375   $649   $1,432
 Class A            $686  $922  $1,177 $1,903       $686  $922  $1,177  $1,903
 Class B (1)        $630 $1,009 $1,415 $2,194       $230  $709  $1,215  $2,194
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


DIVERSIFIED INTERNATIONAL FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.90%            N/A         N/A      0.90%
 Select                  0.90%           0.10%       0.28%     1.28%
 Preferred               0.90%            N/A        0.26%     1.16%
 Advisors Select         0.90%           0.30%       0.45%     1.65%
 Advisors Signature      0.90%           0.35%       0.53%     1.78%
 Advisors Preferred      0.90%           0.25%       0.32%     1.47%
 Class J                 0.90%           0.50%       0.29%     1.69%
 Class A                 0.90%           0.20%       0.28%     1.38%
 Class B                 0.90%           0.58%       0.52%     1.99%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.90%            N/A        0.08%     0.98%
 Select                  0.90%           0.10%       0.36%     1.36%
 Preferred               0.90%            N/A        0.34%     1.24%
 Advisors Select         0.90%           0.30%       0.53%     1.73%
 Advisors Signature      0.90%           0.35%       0.61%     1.86%
 Advisors Preferred      0.90%           0.25%       0.40%     1.55%
 Class J                 0.90%           0.50%       0.37%     1.77%
 Class A                 0.90%           0.25%       0.36%     1.51%
 Class B                 0.90%           1.00%       0.60%     2.50%
_______________

(1)  If shareholders of the WM International Growth Fund approve the proposed combination of that fund into the Diversified
International Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007.  The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Diversified International Fund following the Combination, through the period ending February 28, 2008, to 1.29% for Class A shares and 2.34% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and  Management Fees, Other Expenses and Total Fund Operating Expenses for
the respective share classes of the Diversified International Fund under the Current Management Arrangements would have been as follows: Institutional - 0.87%, 0.00% and 0.87%; Select -- 0.87%, 0.28% and 1.25%; Preferred -- 0.87%, 0.26% and 1.13%; Advisors
Select -- 0.87%, 0.45% and 1.62%; Advisors Signature -- 0.87%, 0.53% and 1.75%; Advisors Preferred -- 0.87%, 0.32% and 1.44%; Class
J -- 0.87 %, 0.29% and 1.66%; Class A -- 0.87%, 0.20% and 1.27%; and Class B -- 0.87%, 0.37% and 1.81%.  Under the Proposed
Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses  for the respective share classes of the Fund would have been as follows: Institutional -- 0.87%, .08% and 0.95%; Select -- 0.87%, 0.36% and 1.33%; Preferred
-- 0.87%, 0.34% and 1.21%; Advisors Select -- 0.87%, 0.53% and 1.70%; Advisors Signature -- 0.87%, 0.51% and 1.73%; Advisors
Preferred -- 0.87%, 0.40% and 1.52%; Class J -- 0.87%, 0.37% and 1.74%; Class A -- 0.87%, 0.28% and 1.40%; and Class B -- 0.87%,
0.45% and 2.32%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 1.27% and 1.81% under the Current Management Arrangements and 1.29% and 2.30% under the
Proposed Management Arrangements.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $92  $287  $498  $1,108        $92  $287   $498   $1,108
 Select             $130 $406  $702  $1,545       $130  $406   $702   $1,545
 Preferred          $118 $368  $638  $1,409       $118  $368   $638   $1,409
 Advisors Select    $168 $520  $897  $1,955       $168  $520   $897   $1,955
 Advisors Signature $181 $560  $964  $2,095       $181  $560   $964   $2,095
 Advisors Preferred $150 $465  $803  $1,757       $150  $465   $803   $1,757
 Class J            $272 $533  $918  $1,998       $172  $533   $918   $1,998
 Class A            $707 $987 $1,287 $2,137       $707  $987  $1,287  $2,137
 Class B (1)        $602 $924 $1,273 $2,086       $202  $624  $1,073  $2,086

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $100  $312   $542  $1,201       $100   $312    $542  $1,201
 Select             $138  $431   $745  $1,635       $138   $431    $745  $1,635
 Preferred          $126  $393   $681  $1,500       $126   $393    $681  $1,500
 Advisors Select    $176  $545   $939  $2,041       $176   $545    $939  $2,041
 Advisors Signature $189  $585  $1,006 $2,180       $189   $585   $1,006 $2,180
 Advisors Preferred $158  $490   $845  $1,845       $158   $490    $845  $1,845
 Class J            $280  $557   $959  $2,084       $180   $557    $959  $2,084
 Class A            $720 $1,025 $1,351 $2,273       $720  $1,025  $1,351 $2,273
 Class B (1)        $653 $1,079 $1,531 $2,478       $253   $779   $1,331 $2,478
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


EQUITY INCOME FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets) CURRENT MANAGEMENT ARRANGEMENTS
                                                      TOTAL FUND
             MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                 EXPENSES  EXPENSES
 Class A          0.60%           0.24%       0.44%     1.28%
 Class B          0.60%           0.92%       0.71%     2.23%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                      TOTAL FUND
             MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                 EXPENSES  EXPENSES
 Class A          0.60%           0.25%       0.48%     1.33%
 Class B          0.60%           1.00%       0.75%     2.35%
______________
Equity Income
(1) If, pursuant to the PIF-WM Funds Reorganization, shareholders of the WM International Growth Fund approve the proposed combination of that fund into the newly-organized PIF Equity Income Fund I, and shareholder of the Equity Income Fund approve the combination of that fund into the Equity Income Fund I, the fund combinations (the "Combinations") are expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combinations had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Equity Income Fund under the Current Management Arrangements would have been as follows: Class A - 0.51%, 0.10% and 0.85%; and Class B -- 0.51%, 0.23% and 01.66%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Class A -- 0.51%, 0.10% and 0.86%; and Class B -- 0.51%, 0.23% and
1.74%.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
             IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS           NUMBER OF YEARS YOU OWN YOUR SHARES
              1    3     5      10           1     3      5      10
 Class A     $698 $958 $1,237 $2,031       $698  $958  $1,237  $2,031
 Class B (1) $626 $997 $1,395 $2,212       $226  $697  $1,195  $2,212

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
              IF YOU SELL YOUR SHARES   IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS            NUMBER OF YEARS YOU OWN YOUR SHARES
              1     3      5      10           1     3      5      10
 Class A     $703  $972  $1,262 $2,084       $703  $972  $1,262  $2,084
 Class B (1) $638 $1,033 $1,455 $2,311       $238  $733  $1,255  $2,311
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


GOVERNMENT & HIGH QUALITY BOND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.40%            N/A        0.01%     0.41%
 Select                  0.40%           0.10%       0.30%     0.80%
 Preferred               0.40%            N/A        0.28%     0.68%
 Advisors Select         0.40%           0.30%       0.47%     1.17%
 Advisors Signature      0.40%           0.35%       0.56%     1.31%
 Advisors Preferred      0.40%           0.25%       0.34%     0.99%
 Class J                 0.40%           0.50%       0.28%     1.18%
 Class A                 0.40%           0.18%       0.23%     0.81%
 Class B                 0.40%           0.93%       0.41%     1.74%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.40%            N/A        0.02%     0.42%
 Select                  0.40%           0.10%       0.31%     0.81%
 Preferred               0.40%            N/A        0.29%     0.69%
 Advisors Select         0.40%           0.30%       0.46%     1.18%
 Advisors Signature      0.40%           0.35%       0.57%     1.32%
 Advisors Preferred      0.40%           0.25%       0.35%     1.00%
 Class J                 0.40%           0.50%       0.29%     1.19%
 Class A                 0.40%           0.25%       0.24%     0.89%
 Class B                 0.40%           1.00%       0.42%     1.82%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10            1     3     5     10
 Institutional      $42  $132  $230   $518          $42  $132  $230   $518
 Select             $82  $255  $444   $990          $82  $255  $444   $990
 Preferred          $69  $218  $379   $847          $69  $218  $379   $847
 Advisors Select    $119 $372  $644  $1,420        $119  $372  $644  $1,420
 Advisors Signature $133 $415  $718  $1,579        $133  $415  $718  $1,579
 Advisors Preferred $101 $315  $547  $1,213        $101  $315  $547  $1,213
 Class J            $220 $375  $649  $1,432        $120  $375  $649  $1,432
 Class A            $554 $721  $903  $1,429        $554  $721  $903  $1,429
 Class B (1)        $577 $848 $1,144 $1,689        $177  $548  $944  $1,689

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10            1     3     5     10
 Institutional      $43  $135  $235   $530          $43  $135  $235   $530
 Select             $83  $259  $450  $1,002         $83  $259  $450  $1,002
 Preferred          $70  $221  $384   $859          $70  $221  $384   $859
 Advisors Select    $120 $375  $649  $1,432        $120  $375  $649  $1,432
 Advisors Signature $134 $418  $723  $1,590        $134  $418  $723  $1,590
 Advisors Preferred $102 $318  $552  $1,225        $102  $318  $552  $1,225
 Class J            $221 $378  $654  $1,443        $121  $378  $654  $1,443
 Class A            $562 $745  $945  $1,519        $562  $745  $945  $1,519
 Class B (1)        $585 $873 $1,185 $1,778        $185  $573  $985  $1,778
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


HIGH QUALITY INTERMEDIATE-TERM BOND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.32%     0.72%        --      0.72%
Select                  0.40%           0.10%       0.62%     1.12%        --      1.12%
Preferred               0.40%            N/A        0.52%     0.92%        --      0.92%
Advisors Select         0.40%           0.30%       0.74%     1.44%        --      1.44%
Advisors Signature      0.40%           0.35%       0.86%     1.61%        --      1.61%
Advisors Preferred      0.40%           0.25%       0.58%     1.23%        --      1.23%
Class J (1)             0.40%           0.50%       0.62%     1.52%      0.17%     1.35%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.34%     0.74%        --      0.74%
Select                  0.40%           0.10%       0.64%     1.14%        --      1.14%
Preferred               0.40%            N/A        0.54%     0.94%        --      0.94%
Advisors Select         0.40%           0.30%       0.76%     1.46%        --      1.46%
Advisors Signature      0.40%           0.35%       0.88%     1.63%        --      1.63%
Advisors Preferred      0.40%           0.25%       0.60%     1.25%        --      1.25%
Class J (1)             0.40%           0.50%       0.64%     1.54%      0.19%     1.35%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.35%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $74  $230  $401  $994          $74  $230  $401   $994
 Select             $114  $356  $617 $1,363        $114  $356  $617  $1.363
 Preferred           $94  $293  $509 $1,131         $94  $293  $509  $1,131
 Advisors Select    $147  $456  $787 $1,724        $147  $456  $787  $1,724
 Advisors Signature $164  $508  $876 $1,911        $164  $508  $876  $1,911
 Advisors Preferred $125  $390  $676 $1,489        $125  $390  $676  $1,489
 Class J            $237  $461  $810 $1,796        $137  $461  $810  $1,796

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $76  $237  $411  $918          $76  $237  $411   $918
 Select             $116  $362  $628 $1,386        $116  $362  $628  $1,386
 Preferred           $96  $300  $520 $1,155         $96  $300  $520  $1,155
 Advisors Select    $149  $462  $797 $1,746        $149  $462  $797  $1,746
 Advisors Signature $166  $514  $887 $1,933        $166  $514  $887  $1,933
 Advisors Preferred $127  $397  $686 $1,511        $127  $397  $686  $1,511
 Class J            $237  $465  $818 $1,816        $137  $465  $818  $1,816


HIGH YIELD FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets) CURRENT MANAGEMENT ARRANGEMENTS
                                                        TOTAL FUND
               MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                   EXPENSES  EXPENSES
 Institutional      0.65%            N/A         N/A      0.65%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                        TOTAL FUND
               MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                   EXPENSES  EXPENSES
 Institutional      0.65%            N/A         0.03     0.68%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
               IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS             NUMBER OF YEARS YOU OWN YOUR SHARES
                 1     3     5    10            1     3     5     10
 Institutional  $66  $208  $362  $810          $66  $208  $362   $810

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
               IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS             NUMBER OF YEARS YOU OWN YOUR SHARES
                 1     3     5    10            1     3     5     10
 Institutional  $69  $218  $379  $847          $69  $218  $379   $847


INFLATION PROTECTION FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.96%     1.36%        --      1.36%
Select                  0.40%           0.10%       1.33%     1.83%        --      1.83%
Preferred               0.40%            N/A        1.29%     1.69%        --      1.69%
Advisors Select         0.40%           0.30%       1.28%     1.98%        --      1.98%
Advisors Signature      0.40%           0.35%       1.38%     2.13%        --      2.13%
Advisors Preferred      0.40%           0.25%       1.25%     1.90%        --      1.90%
Class J (1)             0.40%           0.50%       3.34%     4.24%      3.09%     1.15%
Class A (2)             0.40%           0.25%       8.58%     9.23%      8.33%     0.90%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.99%     1.39%        --      1.39%
Select                  0.40%           0.10%       1.36%     1.86%        --      1.86%
Preferred               0.40%            N/A        1.32%     1.72%        --      1.72%
Advisors Select         0.40%           0.30%       1.31%     2.01%        --      2.01%
Advisors Signature      0.40%           0.35%       1.41%     2.16%        --      2.16%
Advisors Preferred      0.40%           0.25%       1.28%     1.93%        --      1.93%
Class J (1)             0.40%           0.50%       3.37%     4.27%      3.12%     1.15%
Class A (2)             0.40%           0.25%       8.61%     9.26%      8.36%     0.90%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.15%.
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed
0.90%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $138  $431   $745  $1,635       $138   $431    $745  $1,635
 Select             $186 $576    $990  $2,148       $186   $576    $990  $2,148
 Preferred          $172 $533    $918  $1,998       $172   $533    $918  $1,998
 Advisors Select    $201 $621   $1,068 $2,306       $201   $621   $1,068 $2,306
 Advisors Signature $216 $667   $1,144 $2,462       $216   $667   $1,144 $2,462
 Advisors Preferred $193 $597   $1,026 $2,222       $193   $597   $1,026 $2,222
 Class J            $217  $956  $1,861 $4,185       $117   $956   $1,861 $4,185
 Class A            $562 $2,203 $3,834 $7,345       $562  $2,203  $3,834 $7,345


PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $142  $440   $761  $1,669       $142   $440    $761  $1,669
 Select             $189  $585  $1,006 $2,180       $189   $585   $1,006 $2,180
 Preferred          $175  $542   $933  $2,030       $175   $542    $933  $2,030
 Advisors Select    $204  $630  $1,083 $2,338       $204   $630   $1,083 $2,338
 Advisors Signature $219  $676  $1,159 $2,493       $219   $676   $1,159 $2,493
 Advisors Preferred $196  $606  $1,042 $2,254       $196   $606   $1,042 $2,254
 Class J            $217  $961  $1,872 $4,209       $117   $961   $1,872 $4,209
 Class A            $562 $2,208 $3,843 $7,359       $562  $2,208  $3,843 $7,359



INTERNATIONAL EMERGING MARKETS FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.35%            N/A         N/A      1.35%
 Select                  1.35%           0.10%       0.28%     1.73%
 Preferred               1.35%            N/A        0.26%     1.61%
 Advisors Select         1.35%           0.30%       0.45%     2.10%
 Advisors Signature      1.35%           0.35%       0.53%     2.23%
 Advisors Preferred      1.35%           0.25%       0.32%     1.92%
 Class J                 1.35%           0.50%       0.37%     2.22%
 Class A                 1.35%           0.25%       0.38%     1.98%
 Class B                 1.35%           1.00%       1.03%     3.38%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.35%            N/A        0.24%     1.59%
 Select                  1.35%           0.10%       0.52%     1.97%
 Preferred               1.35%            N/A        0.50%     1.85%
 Advisors Select         1.35%           0.30%       0.69%     2.34%
 Advisors Signature      1.35%           0.35%       0.77%     2.47%
 Advisors Preferred      1.35%           0.25%       0.56%     2.16%
 Class J                 1.35%           0.50%       0.61%     2.46%
 Class A                 1.35%           0.25%       0.62%     2.22%
 Class B                 1.35%           1.00%       1.27%     3.62%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $137  $428   $739  $1,624       $137   $428    $739  $1,624
 Select             $176 $545    $939  $2,041       $176  $545     $939  $2,041
 Preferred          $164 $508    $876  $1,911       $164  $508     $876  $1,911
 Advisors Select    $213 $658   $1,129 $2,431       $213  $658    $1,129 $2,431
 Advisors Signature $226 $697   $1,195 $2,565       $226  $697    $1,195 $2,565
 Advisors Preferred $195 $603   $1,037 $2,243       $195  $603    $1,037 $2,243
 Class J            $325  $694  $1,190 $2,554       $225   $694   $1,190 $2,554
 Class A            $764 $1,161 $1,581 $2,749       $764  $1,161  $1,581 $2,749
 Class B (1)        $741 $1,339 $1,960 $3,200       $341  $1,039  $1,760 $3,200

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $162  $502   $866  $1,889       $162   $502    $866  $1,889
 Select             $200  $618  $1,062 $2,296       $200   $618   $1,062 $2,296
 Preferred          $188  $582  $1,001 $2,169       $188   $582   $1,001 $2,169
 Advisors Select    $237  $730  $1,250 $2,676       $237   $730   $1,250 $2,676
 Advisors Signature $250  $770  $1,316 $2,806       $250   $770   $1,316 $2,806
 Advisors Preferred $219  $676  $1,159 $2,493       $219   $676   $1,159 $2,493
 Class J            $349  $767  $1,311 $2,796       $249   $767   $1,311 $2,796
 Class A            $787 $1,229 $1,696 $2,982       $787  $1,229  $1,696 $2,982
 Class B (1)        $764 $1,409 $2,073 $3,424       $364  $1,109  $1,873 $3,424
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


INTERNATIONAL GROWTH FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%
 Class J                 1.00%           0.50%       0.38%     1.88%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.04%     1.04%
 Select                  1.00%           0.10%       0.32%     1.42%
 Preferred               1.00%            N/A        0.30%     1.30%
 Advisors Select         1.00%           0.30%       0.49%     1.79%
 Advisors Signature      1.00%           0.35%       0.57%     1.92%
 Advisors Preferred      1.00%           0.25%       0.36%     1.61%
 Class J                 1.00%           0.50%       0.42%     1.92%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867
 Class J            $291 $591 $1,016 $2,201       $191  $591  $1,016  $2,201

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $106 $331  $574  $1,271       $106  $331   $574   $1,271
 Select             $145 $449  $776  $1,702       $145  $449   $776   $1,702
 Preferred          $132 $412  $713  $1,568       $132  $412   $713   $1,568
 Advisors Select    $182 $563  $970  $2,105       $182  $563   $970   $2,105
 Advisors Signature $195 $603 $1,037 $2,243       $195  $603  $1,037  $2,243
 Advisors Preferred $164 $508  $876  $1,911       $164  $508   $876   $1,911
 Class J            $295 $603 $1,037 $2,243       $195  $603  $1,037  $2,243



LARGECAP GROWTH FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.55%            N/A         N/A      0.55%
 Select                  0.55%           0.10%       0.28%     0.93%
 Preferred               0.55%            N/A        0.26%     0.81%
 Advisors Select         0.55%           0.30%       0.45%     1.30%
 Advisors Signature      0.55%           0.35%       0.53%     1.43%
 Advisors Preferred      0.55%           0.25%       0.32%     1.12%
 Class J                 0.55%           0.50%       0.43%     1.48%
 Class A                 0.55%           0.18%       0.28%     1.01%
 Class B                 0.55%           0.63%       0.55%     1.73%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.55%            N/A        0.01%     0.56%
 Select                  0.55%           0.10%       0.29%     0.94%
 Preferred               0.55%            N/A        0.27%     0.82%
 Advisors Select         0.55%           0.30%       0.46%     1.31%
 Advisors Signature      0.55%           0.35%       0.54%     1.44%
 Advisors Preferred      0.55%           0.25%       0.33%     1.13%
 Class J                 0.55%           0.50%       0.44%     1.49%
 Class A                 0.55%           0.25%       0.29%     1.02%
 Class B                 0.55%           1.00%       0.56%     1.74%

_______________
(1)  If shareholders of the WM Growth Fund approve the proposed combination of that fund into the LargeCap Growth Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the
New York Stock Exchange on January 12, 2007.  Assuming the Combination had occurred at the beginning of the fiscal year ended
October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the
LargeCap Growth Fund under the Current Management Arrangements would have been as follows: Institutional - 0.51%, 0.00% and 0.51%;
Select - 0.51%, 0.28% and 0.89%; Preferred - 0.51%, 0.26% and 0.77%; Advisors Select - 0.51%, 0.45% and 1.26%; Advisors Signature -
0.51%, 0.53% and 1.39%; Advisors Preferred - 0.51%, 0.32% and 1.08%; Class J - 0.51%, 0.43% and 1.44%; Class A - 0.51%, 0.32% and
1.01%; and Class B - 0.51%, 0.57% and 1.71%.  Under the Proposed Management Arrangements, the pro forma Management Fees, Other
Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional -
0.62%, 0.00% and 0.62%; Select -- 0.62%, 0.29% and 1.01%; Preferred -- 0.62%, 0.27% and 0.89%; Advisors Select -- 0.62%, 0.46% and
1.38%; Advisors Signature -- 0.62%, 0.54% and 1.51%; Advisors Preferred -- 0.62%, 0.33% and 1.20%; Class J -- 0.62%, 0.44% and
1.56%; Class A -- 0.62%, 0.32% and 1.19%; and Class B -- 0.62%, 0.57% and 2.19%.

                                EXPENSE EXAMPLES

CURRENT AGREEMENT
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $56  $176  $307   $689         $56  $176   $307    $689
 Select             $95  $296  $515  $1,143        $95  $296   $515   $1,143
 Preferred          $83  $259  $450  $1,002        $83  $259   $450   $1,002
 Advisors Select    $132 $412  $713  $1,568       $132  $412   $713   $1,568
 Advisors Signature $146 $452  $782  $1,713       $146  $452   $782   $1,713
 Advisors Preferred $114 $356  $617  $1,363       $114  $356   $617   $1,363
 Class J            $251 $468  $808  $1,768       $151  $468   $808   $1,768
 Class A            $672 $878 $1,101 $1,740       $672  $878  $1,101  $1,740
 Class B (1)        $576 $845 $1,139 $1,761       $176  $545   $939   $1,761

AMENDED AGREEMENT
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $57  $179  $313   $701         $57  $179   $313    $701
 Select             $96  $300  $520  $1,155        $96  $300   $520   $1,155
 Preferred          $84  $262  $455  $1,014        $84  $262   $455   $1,014
 Advisors Select    $133 $415  $718  $1,579       $133  $415   $718   $1,579
 Advisors Signature $147 $456  $787  $1,724       $147  $456   $787   $1,724
 Advisors Preferred $115 $359  $622  $1,375       $115  $359   $622   $1,375
 Class J            $252 $471  $813  $1,779       $152  $471   $813   $1,779
 Class A            $673 $881 $1,106 $1,751       $673  $881  $1,106  $1,751
 Class B (1)        $577 $848 $1,144 $1,772       $177  $548   $944   $1,772
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


LARGECAP S&P 500 INDEX FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A         N/A      0.15%
 Select                  0.15%           0.10%       0.28%     0.53%
 Preferred               0.15%            N/A        0.26%     0.41%
 Advisors Select         0.15%           0.30%       0.45%     0.90%
 Advisors Signature      0.15%           0.35%       0.53%     1.03%
 Advisors Preferred      0.15%           0.25%       0.32%     0.72%
 Class J                 0.15%           0.50%       0.21%     0.86%
 Class A                 0.15%           0.15%       0.34%     0.64%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A        0.01%     0.16%
 Select                  0.15%           0.10%       0.29%     0.54%
 Preferred               0.15%            N/A        0.27%     0.42%
 Advisors Select         0.15%           0.30%       0.46%     0.91%
 Advisors Signature      0.15%           0.35%       0.54%     1.04%
 Advisors Preferred      0.15%           0.25%       0.33%     0.73%
 Class J                 0.15%           0.50%       0.22%     0.87%
 Class A                 0.15%           0.15%       0.35%     0.65%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $15   $48  $85   $192          $15   $48   $85   $192
 Select              $54  $170  $296  $665          $54  $170  $296   $665
 Preferred           $42  $132  $230  $518          $42  $132  $230   $518
 Advisors Select     $92  $287  $498 $1,108         $92  $287  $498  $1,108
 Advisors Signature $105  $328  $569 $1,259        $105  $328  $569  $1,259
 Advisors Preferred  $74  $230  $401  $894          $74  $230  $401   $894
 Class J            $188  $274  $477 $1,061         $88  $274  $477  $1,061
 Class A            $214  $352  $501  $936         $214  $352  $501   $936

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $16   $52  $90   $205          $16   $52   $90   $205
 Select              $55  $173  $302  $677          $55  $173  $302   $677
 Preferred           $43  $135  $235  $530          $43  $135  $235   $530
 Advisors Select     $93  $290  $504 $1,120         $93  $290  $504  $1,120
 Advisors Signature $106  $331  $574 $1,271        $106  $331  $574  $1,271
 Advisors Preferred  $75  $233  $406  $906          $75  $233  $406   $906
 Class J            $189  $278  $482 $1,073         $89  $278  $482  $1,073
 Class A            $215  $355  $507  $948         $215  $355  $507   $948
________________



LARGECAP VALUE FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.45%            N/A         N/A      0.45%
 Select                  0.45%           0.10%       0.28%     0.83%
 Preferred               0.45%            N/A        0.26%     0.71%
 Advisors Select         0.45%           0.30%       0.45%     1.20%
 Advisors Signature      0.45%           0.35%       0.53%     1.33%
 Advisors Preferred      0.45%           0.25%       0.32%     1.02%
 Class J                 0.45%           0.50%       0.36%     1.31%
 Class A                 0.45%           0.18%       0.17%     0.80%
 Class B                 0.45%           0.17%       0.60%     1.22%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.45%            N/A        0.01%     0.46%
 Select                  0.45%           0.10%       0.29%     0.84%
 Preferred               0.45%            N/A        0.27%     0.72%
 Advisors Select         0.45%           0.30%       0.46%     1.21%
 Advisors Signature      0.45%           0.35%       0.54%     1.34%
 Advisors Preferred      0.45%           0.25%       0.33%     1.03%
 Class J                 0.45%           0.50%       0.37%     1.32%
 Class A                 0.45%           0.25%       0.18%     0.88%
 Class B                 0.45%           1.00%       0.61%     2.06%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $46  $144  $252  $567          $46  $144  $252   $567
 Select              $85  $265  $460 $1,025         $85  $265  $460  $1,025
 Preferred           $73  $227  $395  $883          $73  $227  $395   $883
 Advisors Select    $122  $382  $660 $1,455        $122  $382  $660  $1,455
 Advisors Signature $135  $421  $729 $1,601        $135  $421  $729  $1,601
 Advisors Preferred $104  $325  $563 $1,248        $104  $325  $563  $1,248
 Class J            $233  $415  $718 $1,579        $133  $415  $718  $1,579
 Class A            $652  $816  $994 $1,508        $652  $816  $994  $1,508
 Class B (1)        $524  $687  $870 $1,307        $124  $387  $670  $1,307

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $47  $148  $258   $579         $47  $148   $258    $579
 Select             $86  $268  $466  $1,037        $86  $268   $466   $1,037
 Preferred          $74  $230  $401   $894         $74  $230   $401    $894
 Advisors Select    $123 $384  $665  $1,466       $123  $384   $665   $1,466
 Advisors Signature $136 $425  $734  $1,613       $136  $425   $734   $1,613
 Advisors Preferred $105 $328  $569  $1,259       $105  $328   $569   $1,259
 Class J            $234 $418  $723  $1,590       $134  $418   $723   $1,590
 Class A            $660 $840 $1,035 $1,597       $660  $840  $1,035  $1,597
 Class B (1)        $609 $946 $1,308 $1,943       $209  $646  $1,108  $1,943
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.




MIDCAP BLEND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.65%            N/A         N/A      0.65%        --      0.65%
Select                  0.65%           0.10%       0.28%     1.03%        --      1.03%
Preferred               0.65%            N/A        0.26%     0.91%        --      0.91%
Advisors Select         0.65%           0.30%       0.45%     1.40%        --      1.40%
Advisors Signature      0.65%           0.35%       0.53%     1.53%        --      1.53%
Advisors Preferred      0.65%           0.25%       0.32%     1.22%        --      1.22%
Class J                 0.65%           0.50%       0.28%     1.43%        --      1.43%
Class A (2)             0.65%           0.21%       0.23%     1.09%      0.07%     1.02%
Class B (2)             0.65%           0.47%       0.39%     1.51%      0.19%     1.32%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.65%            N/A        0.01%     0.66%        --      0.66%
Select                  0.65%           0.10%       0.29%     1.04%        --      1.04%
Preferred               0.65%            N/A        0.27%     0.92%        --      0.92%
Advisors Select         0.65%           0.30%       0.46%     1.41%        --      1.41%
Advisors Signature      0.65%           0.35%       0.54%     1.54%        --      1.54%
Advisors Preferred      0.65%           0.25%       0.33%     1.23%        --      1.23%
Class J                 0.65%           0.50%       0.29%     1.44%        --      1.44%
Class A (2)             0.65%           0.25%       0.24%     1.14%      0.12%     1.02%
Class B (2)             0.65%           1.00%       0.40%     2.05%      0.73%     1.32%

_______________

(2)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class)
not to exceed 1.02% for Class A shares and 1.32% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $66  $208  $362   $810         $66  $208   $362    $810
 Select             $105 $328  $569  $1,259       $105  $328   $569   $1,259
 Preferred          $93  $290  $504  $1,120        $93  $290   $504   $1,120
 Advisors Select    $143 $443  $766  $1,680       $143  $443   $766   $1,680
 Advisors Signature $156 $483  $834  $1,824       $156  $483   $834   $1,824
 Advisors Preferred $124 $387  $670  $1,477       $124  $387   $670   $1,477
 Class J            $246 $452  $782  $1,713       $146  $452   $782   $1,713
 Class A            $673 $884 $1,122 $1,803       $673  $881  $1,122  $1,803
 Class B (1)        $534 $728  $974  $1,583       $134  $428   $774   $1,583

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $67  $211  $368   $822         $67  $211   $368    $822
 Select             $106 $331  $574  $1,271       $106  $331   $574   $1,271
 Preferred          $94  $293  $509  $1,131        $94  $293   $509   $1,131
 Advisors Select    $144 $446  $771  $1,691       $144  $446   $771   $1,691
 Advisors Signature $157 $486  $839  $1,834       $157  $486   $839   $1,834
 Advisors Preferred $125 $390  $676  $1,489       $125  $390   $676   $1,489
 Class J            $247 $456  $787  $1,724       $147  $456   $787   $1,724
 Class A            $673 $887 $1,138 $1,855       $673  $887  $1,138  $1,855
 Class B (1)        $534 $758 $1,127 $1,876       $134  $458   $927   $1,876
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


MIDCAP GROWTH FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.65%            N/A         N/A      0.65%
 Select                  0.65%           0.10%       0.28%     1.03%
 Preferred               0.65%            N/A        0.26%     0.91%
 Advisors Select         0.65%           0.30%       0.45%     1.40%
 Advisors Signature      0.65%           0.35%       0.53%     1.53%
 Advisors Preferred      0.65%           0.25%       0.32%     1.22%
 Class J                 0.65%           0.50%       0.43%     1.58%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.65%            N/A        0.08%     0.73%
 Select                  0.65%           0.10%       0.36%     1.11%
 Preferred               0.65%            N/A        0.34%     0.99%
 Advisors Select         0.65%           0.30%       0.53%     1.48%
 Advisors Signature      0.65%           0.35%       0.61%     1.61%
 Advisors Preferred      0.65%           0.25%       0.40%     1.30%
 Class J                 0.65%           0.50%       0.51%     1.66%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $66  $208  $362  $810          $66  $208  $362   $810
 Select             $105  $328  $569 $1,259        $105  $328  $569  $1,259
 Preferred           $93  $290  $504 $1,120         $93  $290  $504  $1,120
 Advisors Select    $143  $443  $766 $1,680        $143  $443  $766  $1,680
 Advisors Signature $156  $483  $834 $1,824        $156  $483  $834  $1,824
 Advisors Preferred $124  $387  $670 $1,477        $124  $387  $670  $1,477
 Class J            $261  $499  $860 $1,878        $161  $499  $860  $1,878

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $75  $233  $406  $906          $75  $233  $406   $906
 Select             $113  $353  $612 $1,352        $113  $353  $612  $1,352
 Preferred          $101  $315  $547 $1,213        $101  $315  $547  $1,213
 Advisors Select    $151  $468  $808 $1,768        $151  $468  $808  $1,768
 Advisors Signature $164  $508  $876 $1,911        $164  $508  $876  $1,911
 Advisors Preferred $132  $412  $713 $1,568        $132  $412  $713  $1,568
 Class J            $269  $523  $902 $1,965        $169  $523  $902  $1,965



MIDCAP S&P 400 INDEX FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A         N/A      0.15%
 Select                  0.15%           0.10%       0.28%     0.53%
 Preferred               0.15%            N/A        0.26%     0.41%
 Advisors Select         0.15%           0.30%       0.45%     0.90%
 Advisors Signature      0.15%           0.35%       0.53%     1.03%
 Advisors Preferred      0.15%           0.25%       0.32%     0.72%
 Class J                 0.15%           0.50%       0.34%     0.99%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A        0.03%     0.18%
 Select                  0.15%           0.10%       0.31%     0.56%
 Preferred               0.15%            N/A        0.29%     0.44%
 Advisors Select         0.15%           0.30%       0.48%     0.93%
 Advisors Signature      0.15%           0.35%       0.56%     1.06%
 Advisors Preferred      0.15%           0.25%       0.35%     0.75%
 Class J                 0.15%           0.50%       0.37%     1.02%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $15   $48  $85   $192          $15   $48   $85   $192
 Select              $54  $170  $296  $665          $54  $170  $296   $665
 Preferred           $42  $132  $230  $518          $42  $132  $230   $518
 Advisors Select     $92  $287  $498 $1,108         $92  $287  $498  $1,108
 Advisors Signature $105  $328  $569 $1,259        $105  $328  $569  $1,259
 Advisors Preferred  $74  $230  $401  $894          $74  $230  $401   $894
 Class J            $201  $315  $547 $1,213        $101  $315  $547  $1,213

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $18   $58  $101  $230          $18   $58  $101   $230
 Select              $57  $179  $313  $701          $57  $179  $313   $701
 Preferred           $45  $141  $246  $555          $45  $141  $246   $555
 Advisors Select     $95  $296  $515 $1,143         $95  $296  $515  $1,143
 Advisors Signature $108  $337  $585 $1,294        $108  $337  $585  $1,294
 Advisors Preferred  $77  $240  $417  $930          $77  $240  $417   $930
 Class J            $204  $325  $563 $1,248        $104  $325  $563  $1,248



MIDCAP VALUE FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.65%            N/A         N/A      0.65%
 Select                  0.65%           0.10%       0.28%     1.03%
 Preferred               0.65%            N/A        0.26%     0.91%
 Advisors Select         0.65%           0.30%       0.45%     1.40%
 Advisors Signature      0.65%           0.35%       0.53%     1.53%
 Advisors Preferred      0.65%           0.25%       0.32%     1.22%
 Class J                 0.65%           0.50%       0.26%     1.41%
PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.65%            N/A        0.02%     0.67%
 Select                  0.65%           0.10%       0.30%     1.05%
 Preferred               0.65%            N/A        0.28%     0.93%
 Advisors Select         0.65%           0.30%       0.47%     1.42%
 Advisors Signature      0.65%           0.35%       0.55%     1.55%
 Advisors Preferred      0.65%           0.25%       0.34%     1.24%
 Class J                 0.65%           0.50%       0.28%     1.43%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $66  $208  $362  $810          $66  $208  $362   $810
 Select             $105  $328  $569 $1,259        $105  $328  $569  $1,259
 Preferred           $93  $290  $504 $1,120         $93  $290  $504  $1,120
 Advisors Select    $143  $443  $766 $1,680        $143  $443  $766  $1,680
 Advisors Signature $156  $483  $834 $1,824        $156  $483  $834  $1,824
 Advisors Preferred $124  $387  $670 $1,477        $124  $387  $670  $1,477
 Class J            $244  $446  $771 $1,691        $144  $446  $771  $1,691

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $68  $214  $373  $835          $68  $214  $373   $835
 Select             $107  $334  $579 $1,283        $107  $334  $579  $1,283
 Preferred           $95  $296  $515 $1,143         $95  $296  $515  $1,143
 Advisors Select    $145  $449  $776 $1,702        $145  $449  $776  $1,702
 Advisors Signature $158  $490  $845 $1,845        $158  $490  $845  $1,845
 Advisors Preferred $126  $393  $681 $1,500        $126  $393  $681  $1,500
 Class J            $246  $452  $782 $1,713        $146  $452  $782  $1,713



MONEY MARKET FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A         N/A      0.40%        --      0.40%
Select                  0.40%           0.10%       0.28%     0.78%        --      0.78%
Preferred               0.40%            N/A        0.26%     0.66%        --      0.66%
Advisors Select         0.40%           0.30%       0.45%     1.15%        --      1.15%
Advisors Signature      0.40%           0.35%       0.53%     1.28%        --      1.28%
Advisors Preferred      0.40%           0.25%       0.32%     0.97%        --      0.97%
Class J                 0.40%           0.25%       0.50%     1.15%        --      1.15%
Class A                 0.40%            N/A        0.20%     0.60%        --      0.60%
Class B (2)             0.40%           0.26%       1.21%     1.87%      0.27%     1.60%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.01%     0.41%        --      0.41%
Select                  0.40%           0.10%       0.29%     0.79%        --      0.79%
Preferred               0.40%            N/A        0.27%     0.67%        --      0.67%
Advisors Select         0.40%           0.30%       0.46%     1.16%        --      1.16%
Advisors Signature      0.40%           0.35%       0.54%     1.29%        --      1.29%
Advisors Preferred      0.40%           0.25%       0.33%     0.98%        --      0.98%
Class J                 0.40%           0.50%       0.51%     1.16%        --      1.16%
Class A                 0.40%            N/A        0.21%     0.61%        --      0.61%
Class B (2)             0.40%           1.00%       1.22%     2.62%      1.02%     1.60%

_______________

(1)  If shareholders of the WM Money Market Fund approve the proposed combination of that fund into the Money Market Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007.  Assuming the Combination had occurred at the beginning of the fiscal year ended
October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the
Money Market Fund under the Current Management Arrangements would have been as follows: Institutional - 0.39%, 0.00% and 0.39%;
Select -- 0.39%, 0.28% and 0.77%; Preferred -- 0.39%, 0.26% and 0.65%; Advisors Select -- 0.39%, 0.45% and 1.14%; Advisors Signature
-- 0.39%, 0.53% and 1.27%; Advisors Preferred -- 0.39%, 0.32% and 0.96%; Class J -- 0.39%, 0.50% and 1.14%; Class A -- 0.39%, 0.07%
and 0.46%; and Class B -- 0.39%, 0.24% and 0.89%.  Under the Proposed Management Arrangements, the pro forma Management Fees, Other
Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional --
0.39%, 0.01 and 0.40%; Select -- 0.39%, 0.29% and 0.78%; Preferred -- 0.39%, 0.27% and 0.66%; Advisors Select -- 0.39%, 0.46% and
1.15%; Advisors Signature -- 0.39%, 0.54% and 1.28%; Advisors Preferred -- 0.39%, 0.33% and 0.97%; Class J -- 0.39%, 0.51% and
1.15%; Class A -- 0.39%, 0.08% and 0.47%; and Class B -- 0.39%, 0.25% and 1.64%.
(2)  The Manager has contractually agreed to limit the expenses paid by the Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed
1.60%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10            1     3     5     10
 Institutional      $41  $128  $224   $505          $41  $128  $224   $505
 Select             $80  $249  $433   $966          $80  $249  $433   $966
 Preferred          $67  $211  $368   $822          $67  $211  $368   $822
 Advisors Select    $117 $365  $633  $1,398        $117  $365  $633  $1,398
 Advisors Signature $130 $406  $702  $1,545        $130  $406  $702  $1,545
 Advisors Preferred $99  $309  $536  $1,190         $99  $309  $536  $1,190
 Class J            $217 $365  $633  $1,398        $117  $365  $633  $1,398
 Class A            $61  $192  $335   $750          $61  $192  $335   $750
 Class B (1)        $563 $857 $1,182 $1,672        $163  $557  $982  $1,672

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES   IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                   NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1     3      5      10
 Institutional      $42   $132   $230   $518         $42  $132   $230    $518
 Select             $81   $252   $439   $978         $81  $252   $439    $978
 Preferred          $68   $214   $373   $835         $68  $214   $373    $835
 Advisors Select    $118  $368   $638  $1,409       $118  $368   $638   $1,409
 Advisors Signature $131  $409   $708  $1,556       $131  $409   $708   $1,556
 Advisors Preferred $100  $312   $542  $1,201       $100  $312   $542   $1,201
 Class J            $218  $368   $638  $1,409       $118  $368   $638   $1,409
 Class A            $62   $195   $340   $762         $62  $195   $340    $762
 Class B (1)        $563 $1,001 $1,483 $2,127       $163  $701  $1,283  $2,127
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS GLOBAL EQUITY FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.95%            N/A         N/A      0.95%
 Select                  0.95%           0.10%       0.28%     1.33%
 Preferred               0.95%            N/A        0.26%     1.21%
 Advisors Select         0.95%           0.30%       0.45%     1.70%
 Advisors Signature      0.95%           0.35%       0.53%     1.83%
 Advisors Preferred      0.95%           0.25%       0.32%     1.52%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.95%            N/A        0.27%     1.22%
 Select                  0.95%           0.10%       0.55%     1.60%
 Preferred               0.95%            N/A        0.53%     1.48%
 Advisors Select         0.95%           0.30%       0.72%     1.97%
 Advisors Signature      0.95%           0.35%       0.80%     2.10%
 Advisors Preferred      0.95%           0.25%       0.59%     1.79%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $97  $303  $525 $1,166         $97  $303  $525  $1,166
 Select             $135  $421  $729 $1,601        $135  $421  $729  $1,601
 Preferred          $123  $384  $665 $1,466        $123  $384  $665  $1,466
 Advisors Select    $173  $536  $923 $2,009        $173  $536  $923  $2,009
 Advisors Signature $186  $576  $990 $2,148        $186  $576  $990  $2,148
 Advisors Preferred $155  $480  $829 $1,813        $155  $480  $829  $1,813

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $124 $387  $670  $1,477       $124  $387   $670   $1,477
 Select             $163 $505  $871  $1,900       $163  $505   $871   $1,900
 Preferred          $151 $468  $808  $1,768       $151  $468   $808   $1,768
 Advisors Select    $200 $618 $1,062 $2,296       $200  $618  $1,062  $2,296
 Advisors Signature $213 $658 $1,129 $2,431       $213  $658  $1,129  $2,431
 Advisors Preferred $182 $563  $970  $2,105       $182  $563   $970   $2,105



PARTNERS INTERNATIONAL FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.10%            N/A         N/A      1.10%
 Select                  1.10%           0.10%       0.28%     1.48%
 Preferred               1.10%            N/A        0.26%     1.36%
 Advisors Select         1.10%           0.30%       0.45%     1.85%
 Advisors Signature      1.10%           0.35%       0.53%     1.98%
 Advisors Preferred      1.10%           0.25%       0.32%     1.67%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.10%            N/A        0.06%     1.16%
 Select                  1.10%           0.10%       0.34%     1.54%
 Preferred               1.10%            N/A        0.32%     1.42%
 Advisors Select         1.10%           0.30%       0.51%     1.91%
 Advisors Signature      1.10%           0.35%       0.59%     2.04%
 Advisors Preferred      1.10%           0.25%       0.38%     1.73%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $112 $350  $606  $1,340       $112  $350   $606   $1,340
 Select             $151 $468  $808  $1,768       $151  $468   $808   $1,768
 Preferred          $138 $431  $745  $1,635       $138  $431   $745   $1,635
 Advisors Select    $188 $582 $1,001 $2,169       $188  $582  $1,001  $2,169
 Advisors Signature $201 $621 $1,068 $2,306       $201  $621  $1,068  $2,306
 Advisors Preferred $170 $526  $907  $1,976       $170  $526   $907   $1,976

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $118 $368  $638  $1,409       $118  $368   $638   $1,409
 Select             $157 $486  $839  $1,834       $157  $486   $839   $1,834
 Preferred          $145 $449  $776  $1,702       $145  $449   $776   $1,702
 Advisors Select    $194 $600 $1,032 $2,233       $194  $600  $1,032  $2,233
 Advisors Signature $207 $640 $1,098 $2,369       $207  $640  $1,098  $2,369
 Advisors Preferred $176 $545  $939  $2,041       $176  $545   $939   $2,041



PARTNERS LARGECAP BLEND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A         N/A      0.75%
 Select                  0.75%           0.10%       0.28%     1.13%
 Preferred               0.75%            N/A        0.26%     1.01%
 Advisors Select         0.75%           0.30%       0.45%     1.50%
 Advisors Signature      0.75%           0.35%       0.53%     1.63%
 Advisors Preferred      0.75%           0.25%       0.32%     1.32%
 Class J                 0.75%           0.50%       0.24%     1.49%
 Class A                 0.75%           0.25%       0.44%     1.44%
 Class B                 0.75%           0.93%       0.47%     2.15%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A        0.01%     0.76%
 Select                  0.75%           0.10%       0.29%     1.14%
 Preferred               0.75%            N/A        0.27%     1.02%
 Advisors Select         0.75%           0.30%       0.46%     1.51%
 Advisors Signature      0.75%           0.35%       0.54%     1.64%
 Advisors Preferred      0.75%           0.25%       0.33%     1.33%
 Class J                 0.75%           0.50%       0.25%     1.50%
 Class A                 0.75%           0.25%       0.45%     1.45%
 Class B                 0.75%           1.00%       0.48%     2.23%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $77   $240   $417   $930         $77   $240    $417   $930
 Select             $115  $359   $622  $1,375       $115   $359    $622  $1,375
 Preferred          $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Advisors Select    $153  $474   $818  $1,791       $153   $474    $818  $1,791
 Advisors Signature $166  $514   $887  $1,933       $166   $514    $887  $1,933
 Advisors Preferred $134  $418   $723  $1,590       $134   $418    $723  $1,590
 Class J            $252  $471   $813  $1,779       $152   $471    $813  $1,779
 Class A            $713 $1,004 $1,317 $2,200       $713  $1,004  $1,317 $2,200
 Class B (1)        $618  $973  $1,354 $2,218       $218   $673   $1,154 $2,218

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $78   $243   $422   $942         $78   $243    $422   $942
 Select             $116  $362   $628  $1,386       $116   $362    $628  $1,386
 Preferred          $104  $325   $563  $1,248       $104   $325    $563  $1,248
 Advisors Select    $154  $477   $824  $1,802       $154   $477    $824  $1,802
 Advisors Signature $167  $517   $892  $1,944       $167   $517    $892  $1,944
 Advisors Preferred $135  $421   $729  $1,601       $135   $421    $729  $1,601
 Class J            $253  $474   $818  $1,791       $153   $474    $818  $1,791
 Class A            $714 $1,007 $1,322 $2,210       $714  $1,007  $1,322 $2,210
 Class B (1)        $626  $997  $1,395 $2,276       $226   $697   $1,195 $2,276
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS LARGECAP BLEND FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.45%            N/A         N/A      0.45%
 Select                  0.45%           0.10%       0.28%     0.83%
 Preferred               0.45%            N/A        0.26%     0.71%
 Advisors Select         0.45%           0.30%       0.45%     1.20%
 Advisors Signature      0.45%           0.35%       0.53%     1.33%
 Advisors Preferred      0.45%           0.25%       0.32%     1.02%
 Class J                 0.45%           0.50%       0.25%     1.20%
 Class A                 0.45%           0.21%       0.38%     1.04%
 Class B                 0.45%           0.32%       0.70%     1.47%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.45%            N/A        0.02%     0.47%
 Select                  0.45%           0.10%       0.30%     0.85%
 Preferred               0.45%            N/A        0.28%     0.73%
 Advisors Select         0.45%           0.30%       0.47%     1.22%
 Advisors Signature      0.45%           0.35%       0.55%     1.35%
 Advisors Preferred      0.45%           0.25%       0.34%     1.04%
 Class J                 0.45%           0.50%       0.27%     1.22%
 Class A                 0.45%           0.25%       0.40%     1.10%
 Class B                 0.45%           1.00%       0.72%     2.17%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $46  $144  $252   $567         $46  $144   $252    $567
 Select             $85  $265  $460  $1,025        $85  $265   $460   $1,025
 Preferred          $73  $227  $395   $883         $73  $227   $395    $883
 Advisors Select    $122 $381  $660  $1,455       $122  $381   $660   $1,455
 Advisors Signature $135 $421  $729  $1,601       $135  $421   $729   $1,601
 Advisors Preferred $104 $325  $563  $1,248       $104  $325   $563   $1,248
 Class J            $222 $381  $660  $1,455       $122  $381   $660   $1,455
 Class A            $675 $887 $1,116 $1,773       $675  $887  $1,116  $1,773
 Class B (1)        $550 $765 $1,003 $1,587       $150  $465   $803   $1,587

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $48  $151  $263   $591         $48  $151   $263    $591
 Select             $87  $271  $471  $1,049        $87  $271   $471   $1,049
 Preferred          $75  $233  $406   $906         $75  $233   $406    $906
 Advisors Select    $124 $387  $670  $1,477       $124  $387   $670   $1,477
 Advisors Signature $137 $428  $739  $1,624       $137  $428   $739   $1,624
 Advisors Preferred $106 $331  $574  $1,271       $106  $331   $574   $1,271
 Class J            $224 $387  $670  $1,477       $124  $387   $670   $1,477
 Class A            $681 $905 $1,146 $1,838       $681  $905  $1,146  $1,838
 Class B (1)        $620 $979 $1,364 $2,103       $220  $679  $1,164  $2,103
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



PARTNERS LARGECAP GROWTH FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class J (1)             1.00%           0.50%       0.63%     2.13%      0.38%     1.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J (1)             1.00%           0.50%       0.64%     2.14%      0.39%     1.75%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.75%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867
 Class J            $278 $624 $1,103 $2,427       $178  $624  $1,103  $2,427

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $103 $322  $558  $1,236       $103  $322   $558   $1,236
 Select             $142 $440  $761  $1,669       $142  $440   $761   $1,669
 Preferred          $129 $403  $697  $1,534       $129  $403   $697   $1,534
 Advisors Select    $179 $554  $954  $2,073       $179  $554   $954   $2,073
 Advisors Signature $192 $594 $1,021 $2,212       $192  $594  $1,021  $2,212
 Advisors Preferred $161 $499  $860  $1,878       $161  $499   $860   $1,878
 Class J            $278 $626 $1,107 $2,436       $178  $626  $1,107  $2,436



PARTNERS LARGECAP GROWTH FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.74%            N/A         N/A      0.74%
 Select                  0.74%           0.10%       0.28%     1.12%
 Preferred               0.74%            N/A        0.26%     1.00%
 Advisors Select         0.74%           0.30%       0.45%     1.49%
 Advisors Signature      0.74%           0.35%       0.53%     1.62%
 Advisors Preferred      0.74%           0.25%       0.32%     1.31%
 Class J                 0.74%           0.50%       0.41%     1.65%
 Class A                 0.74%           0.25%       0.48%     1.47%
 Class B                 0.74%           0.95%       0.70%     2.39%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.74%            N/A        0.01%     0.75%
 Select                  0.74%           0.10%       0.29%     1.13%
 Preferred               0.74%            N/A        0.27%     1.01%
 Advisors Select         0.74%           0.30%       0.46%     1.50%
 Advisors Signature      0.74%           0.35%       0.54%     1.63%
 Advisors Preferred      0.74%           0.25%       0.33%     1.32%
 Class J                 0.74%           0.50%       0.42%     1.66%
 Class A                 0.74%           0.25%       0.49%     1.48%
 Class B                 0.74%           1.00%       0.71%     2.45%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $76   $237   $411   $918         $76   $237    $411   $918
 Select             $114  $356   $617  $1,363       $114   $356    $617  $1,363
 Preferred          $102  $318   $552  $1,225       $102   $318    $552  $1,225
 Advisors Select    $152  $171   $813  $1,799       $152   $171    $813  $1,799
 Advisors Signature $165  $511   $881  $1,922       $165   $511    $881  $1,922
 Advisors Preferred $133  $415   $718  $1,579       $133   $415    $718  $1,579
 Class J            $268  $520   $897  $1,955       $168   $520    $897  $1,955
 Class A            $716 $1,013 $1,332 $2,231       $716  $1,013  $1,332 $2,231
 Class B (1)        $642 $1,045 $1,475 $2,390       $242   $745   $1,275 $2,390

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $77   $240   $417   $930         $77   $240    $417   $930
 Select             $115  $359   $622  $1,375       $115   $359    $622  $1,375
 Preferred          $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Advisors Select    $153  $474   $818  $1,791       $153   $474    $818  $1,791
 Advisors Signature $166  $514   $887  $1,933       $166   $514    $887  $1,933
 Advisors Preferred $134  $418   $723  $1,590       $134   $418    $723  $1,590
 Class J            $269  $523   $902  $1,965       $169   $523    $902  $1,965
 Class A            $717 $1,016 $1,336 $2,242       $717  $1,016  $1,336 $2,242
 Class B (1)        $648 $1,064 $1,506 $2,434       $248   $764   $1,306 $2,434
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



PARTNERS LARGECAP GROWTH FUND II

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class J (1)             1.00%           0.50%       0.50%     2.00%      0.25%     1.75%
Class A (2)             1.00%           0.25%       43.36%    44.61%     42.91%    1.70%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J (1)             1.00%           0.50%       0.51%     2.01%      0.26%     1.75%
Class A (2)             1.00%           0.25%       43.37%    44.62%     42.92%    1.70%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.75%
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed
1.70%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $102  $318   $552  $1,225       $102   $318    $552  $1,225
 Select             $140  $437   $755  $1,657       $140   $437    $755  $1,657
 Preferred          $128  $400   $692  $1,523       $128   $400    $692  $1,523
 Advisors Select    $178  $551   $949  $2,062       $178   $551    $949  $2,062
 Advisors Signature $191  $591  $1,016 $2,201       $191   $591   $1,016 $2,201
 Advisors Preferred $160  $496   $855  $1,867       $160   $496    $855  $1,867
 Class J            $278  $599  $1,051 $2,304       $178   $599   $1,051 $2,304
 Class A            $738 $6,152 $8,423 $9,622       $738  $6,152  $8,423 $9,622

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Select             $142  $440   $761  $1,669       $142   $440    $761  $1,669
 Preferred          $129  $403   $697  $1,534       $129   $403    $697  $1,534
 Advisors Select    $179  $554   $954  $2,073       $179   $554    $954  $2,073
 Advisors Signature $192  $594  $1,021 $2,212       $192   $594   $1,021 $2,212
 Advisors Preferred $161  $499   $860  $1,878       $161   $499    $860  $1,878
 Class J            $278  $601  $1,055 $2,313       $178   $601   $1,055 $2,313
 Class A            $738 $6,152 $8,423 $9,622       $738  $6,152  $8,423 $9,622
________________




PARTNERS LARGECAP VALUE FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.78%            N/A         N/A      0.78%
 Select                  0.78%           0.10%       0.28%     1.16%
 Preferred               0.78%            N/A        0.26%     1.04%
 Advisors Select         0.78%           0.30%       0.45%     1.53%
 Advisors Signature      0.78%           0.35%       0.53%     1.66%
 Advisors Preferred      0.78%           0.25%       0.32%     1.35%
 Class J                 0.78%           0.50%       0.26%     1.54%
 Class A                 0.78%           0.25%       0.46%     1.49%
 Class B                 0.78%           0.95%       0.55%     2.28%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.78%            N/A        0.01%     0.79%
 Select                  0.78%           0.10%       0.29%     1.17%
 Preferred               0.78%            N/A        0.27%     1.05%
 Advisors Select         0.78%           0.30%       0.46%     1.54%
 Advisors Signature      0.78%           0.35%       0.54%     1.67%
 Advisors Preferred      0.78%           0.25%       0.33%     1.36%
 Class J                 0.78%           0.50%       0.27%     1.55%
 Class A                 0.78%           0.25%       0.47%     1.50%
 Class B                 0.78%           1.00%       0.56%     2.34%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $80   $249   $433   $966         $80   $249    $433   $966
 Select             $118  $368   $638  $1,409       $118   $368    $638  $1,409
 Preferred          $106  $331   $574  $1,271       $106   $331    $574  $1,271
 Advisors Select    $156  $483   $834  $1,824       $156   $483    $834  $1,824
 Advisors Signature $169  $523   $902  $1,965       $169   $523    $902  $1,965
 Advisors Preferred $137  $428   $739  $1,624       $137   $428    $739  $1,624
 Class J            $257  $486   $839  $1,834       $157   $486    $839  $1,834
 Class A            $718 $1,019 $1,341 $2,252       $718  $1,019  $1,341 $2,252
 Class B (1)        $631 $1,012 $1,420 $2,324       $231   $712   $1,220 $2,330

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $81   $252   $439   $978         $81   $252    $439   $978
 Select             $119  $372   $644  $1,420       $119   $372    $644  $1,420
 Preferred          $107  $334   $579  $1,283       $107   $334    $579  $1,283
 Advisors Select    $157  $486   $839  $1,834       $157   $486    $839  $1,834
 Advisors Signature $170  $526   $907  $1,976       $170   $526    $907  $1,976
 Advisors Preferred $138  $431   $745  $1,635       $138   $431    $745  $1,635
 Class J            $258  $490   $845  $1,845       $158   $490    $845  $1,845
 Class A            $719 $1,022 $1,346 $2,263       $719  $1,022  $1,346 $2,263
 Class B (1)        $637 $1,030 $1,450 $2,368       $237   $730   $1,250 $2,368
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS LARGECAP VALUE FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.80%            N/A         N/A      0.80%
 Select                  0.80%           0.10%       0.28%     1.18%
 Preferred               0.80%            N/A        0.26%     1.06%
 Advisors Select         0.80%           0.30%       0.45%     1.55%
 Advisors Signature      0.80%           0.35%       0.53%     1.68%
 Advisors Preferred      0.80%           0.25%       0.32%     1.37%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.80%            N/A        0.01%     0.81%
 Select                  0.80%           0.10%       0.29%     1.19%
 Preferred               0.80%            N/A        0.27%     1.07%
 Advisors Select         0.80%           0.30%       0.46%     1.56%
 Advisors Signature      0.80%           0.35%       0.54%     1.69%
 Advisors Preferred      0.80%           0.25%       0.33%     1.38%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $82  $255  $444  $990          $82  $255  $444   $990
 Select             $120  $375  $649 $1,432        $120  $375  $649  $1,432
 Preferred          $108  $337  $585 $1,294        $108  $337  $585  $1,294
 Advisors Select    $158  $490  $845 $1,845        $158  $490  $845  $1,845
 Advisors Signature $171  $530  $913 $1,987        $171  $530  $913  $1,987
 Advisors Preferred $139  $434  $750 $1,646        $139  $434  $750  $1,646

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $83  $259  $450 $1,002         $83  $259  $450  $1,002
 Select             $121  $378  $654 $1,443        $121  $378  $654  $1,443
 Preferred          $109  $340  $590 $1,306        $109  $340  $590  $1,306
 Advisors Select    $159  $493  $850 $1,856        $159  $493  $850  $1,856
 Advisors Signature $172  $533  $918 $1,998        $172  $533  $918  $1,998
 Advisors Preferred $140  $437  $755 $1,657        $140  $437  $755  $1,657



PARTNERS LARGECAP VALUE FUND II

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.85%            N/A         N/A      0.85%
 Select                  0.85%           0.10%       0.28%     1.23%
 Preferred               0.85%            N/A        0.26%     1.11%
 Advisors Select         0.85%           0.30%       0.45%     1.60%
 Advisors Signature      0.85%           0.35%       0.53%     1.73%
 Advisors Preferred      0.85%           0.25%       0.32%     1.42%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.85%            N/A        0.01%     0.86%
 Select                  0.85%           0.10%       0.29%     1.24%
 Preferred               0.85%            N/A        0.27%     1.12%
 Advisors Select         0.85%           0.30%       0.46%     1.61%
 Advisors Signature      0.85%           0.35%       0.54%     1.74%
 Advisors Preferred      0.85%           0.25%       0.33%     1.43%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $87  $271  $471 $1,049         $87  $271  $471  $1,049
 Select             $125  $390  $676 $1,489        $125  $390  $676  $1,489
 Preferred          $113  $353  $612 $1,352        $113  $353  $612  $1,352
 Advisors Select    $163  $505  $871 $1,900        $163  $505  $871  $1,900
 Advisors Signature $176  $545  $939 $2,041        $176  $545  $939  $2,041
 Advisors Preferred $145  $449  $776 $1,702        $145  $449  $776  $1,702

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $88  $274  $477 $1,061         $88  $274  $477  $1,061
 Select             $126  $393  $681 $1,500        $126  $393  $681  $1,500
 Preferred          $114  $356  $617 $1,363        $114  $356  $617  $1,363
 Advisors Select    $164  $508  $876 $1,911        $164  $508  $876  $1,911
 Advisors Signature $177  $548  $944 $2,052        $177  $548  $944  $2,052
 Advisors Preferred $146  $452  $782 $1,713        $146  $452  $782  $1,713



PARTNERS MIDCAP GROWTH FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class J                 1.00%           0.50%       0.39%     1.89%        --      1.89%
Class A (1)             1.00%           0.25%       0.55%     1.80%      0.05%     1.75%
Class B (1)             1.00%           0.92%       0.70%     2.62%      0.12%     2.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J                 1.00%           0.50%       0.40%     1.90%        --      1.90%
Class A (1)             1.00%           0.25%       0.56%     1.81%      0.06%     1.75%
Class B (1)             1.00%           1.00%       0.71%     2.71%      0.21%     2.50%

_______________

(1)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class)
not to exceed 1.75% for Class A shares and 2.50% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $102  $318   $552  $1,225       $102   $318    $552  $1,225
 Select             $140  $437   $755  $1,657       $140   $437    $755  $1,657
 Preferred          $128  $400   $692  $1,523       $128   $400    $692  $1,523
 Advisors Select    $178  $551   $949  $2,062       $178   $551    $949  $2,062
 Advisors Signature $191  $591  $1,016 $2,201       $191   $591   $1,016 $2,201
 Advisors Preferred $160  $496   $855  $1,867       $160   $496    $855  $1,867
 Class J            $292  $594  $1,021 $2,212       $192   $594   $1,021 $2,212
 Class A            $743 $1,097 $1,482 $2,559       $743  $1,097  $1,482 $2,559
 Class B (1)        $653 $1,085 $1,562 $2,637       $253   $785   $1,362 $2,637

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Select             $142  $440   $761  $1,669       $142   $440    $761  $1,669
 Preferred          $129  $403   $697  $1,534       $129   $403    $697  $1,534
 Advisors Select    $179  $554   $954  $2,073       $179   $554    $954  $2,073
 Advisors Signature $192  $594  $1,021 $2,212       $192   $594   $1,021 $2,212
 Advisors Preferred $161  $499   $860  $1,878       $161   $499    $860  $1,878
 Class J            $293  $597  $1,026 $2,222       $193   $597   $1,026 $2,222
 Class A            $743 $1,097 $1,485 $2,567       $743  $1,097  $1,485 $2,567
 Class B (1)        $653 $1,090 $1,586 $2,681       $253   $790   $1,386 $2,681
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS MIDCAP GROWTH FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class A (1)             1.00%           0.25%       32.76%    34.01%     32.26%    1.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class A (1)             1.00%           0.25%       32.77%    34.02%     32.27%    1.75%

_______________

(1)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007.  The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to  such share class) not to exceed 1.75%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                     NUMBER OF YEARS YOU OWN YOUR SHARES
                    1     3      5      10            1      3      5      10
Institutional      $102  $318   $552  $1,225        $102   $318    $552  $1,225
Select             $140  $437   $755  $1,657        $140   $437    $755  $1,657
Preferred          $128  $400   $692  $1,523        $128   $400    $692  $1,523
Advisors Select    $178  $551   $949  $2,062        $178   $551    $949  $2,062
Advisors Signature $191  $591  $1,016 $2,201        $191   $591   $1,016 $2,201
Advisors Preferred $160  $496   $855  $1,867        $160   $496    $855  $1,867
Class A            $743 $5,368 $7,985 $10,165       $743  $5,368  $7,985 $10,165

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES     IF YOU DO NOT SELL YOUR SHARES
SHARE CLASS                     NUMBER OF YEARS YOU OWN YOUR SHARES
                    1     3      5      10            1      3      5      10
Institutional      $103  $322   $558  $1,236        $103   $322    $558  $1,236
Select             $142  $440   $761  $1,669        $142   $440    $761  $1,669
Preferred          $129  $403   $697  $1,534        $129   $403    $697  $1,534
Advisors Select    $179  $554   $954  $2,073        $179   $554    $954  $2,073
Advisors Signature $192  $594  $1,021 $2,212        $192   $594   $1,021 $2,212
Advisors Preferred $161  $499   $860  $1,878        $161   $499    $860  $1,878
Class A            $743 $5,369 $7,986 $10,164       $743  $5,369  $7,986 $10,164



PARTNERS MIDCAP GROWTH FUND II

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.01%     1.01%
 Select                  1.00%           0.10%       0.29%     1.39%
 Preferred               1.00%            N/A        0.27%     1.27%
 Advisors Select         1.00%           0.30%       0.46%     1.76%
 Advisors Signature      1.00%           0.35%       0.54%     1.89%
 Advisors Preferred      1.00%           0.25%       0.33%     1.58%

                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $103 $322  $558  $1,236       $103  $322   $558   $1,236
 Select             $142 $440  $761  $1,669       $142  $440   $761   $1,669
 Preferred          $129 $403  $697  $1,534       $129  $403   $697   $1,534
 Advisors Select    $179 $554  $954  $2073        $179  $554   $954   $2073
 Advisors Signature $192 $594 $1,021 $2,212       $192  $594  $1,021  $2,212
 Advisors Preferred $161 $499  $860  $1,878       $161  $499   $860   $1,878



PARTNERS MIDCAP VALUE FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class J                 1.00%           0.50%       0.35%     1.85%        --      1.85%
Class A (1)             1.00%           0.25%       5.94%     7.19%      5.44%     1.75%
Class B (1)             1.00%           1.00%       21.38%    23.38%     20.88%    2.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J                 1.00%           0.50%       0.36%     1.86%        --      1.86%
Class A (1)             1.00%           0.25%       5.95%     7.20%      5.45%     1.75%
Class B (1)             1.00%           1.00%       21.39%    23.39%     20.89%    2.50%

_______________

(1)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.75% for Class A shares and 2.50% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $102  $318   $552  $1,225       $102   $318    $552  $1,225
 Select             $140  $437   $755  $1,657       $140   $437    $755  $1,657
 Preferred          $128  $400   $692  $1,523       $128   $400    $692  $1,523
 Advisors Select    $178  $551   $949  $2,062       $178   $551    $949  $2,062
 Advisors Signature $191  $591  $1,016 $2,201       $191   $591   $1,016 $2,201
 Advisors Preferred $160  $496   $855  $1,867       $160   $496    $855  $1,867
 Class J            $288  $582  $1,001 $2,169       $288   $582   $1,001 $2,169
 Class A            $743 $2,036 $3,357 $6,415       $743  $2,036  $3,357 $6,415
 Class B (1)        $653 $4,213 $6,836 $9,227       $253  $3,999  $6,741 $9,227

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Select             $142  $440   $761  $1669        $142   $440    $761  $1669
 Preferred          $129  $403   $697  $1534        $129   $403    $697  $1534
 Advisors Select    $179  $554   $954  $2073        $179   $554    $954  $2073
 Advisors Signature $192  $594  $1021  $2212        $192   $594   $1021  $2212
 Advisors Preferred $161  $499   $860  $1878        $161   $499    $860  $1878
 Class J            $289  $585  $1,006 $2,180       $189   $585   $1,006 $2,180
 Class A            $743 $2,037 $3,360 $6,421       $743  $2,037  $3,360 $6,421
 Class B (1)        $653 $4,214 $6,838 $9,228       $253  $4,001  $6,743 $9,228
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS MIDCAP VALUE FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.01%     1.01%
 Select                  1.00%           0.10%       0.29%     1.39%
 Preferred               1.00%            N/A        0.27%     1.27%
 Advisors Select         1.00%           0.30%       0.46%     1.76%
 Advisors Signature      1.00%           0.35%       0.54%     1.89%
 Advisors Preferred      1.00%           0.25%       0.33%     1.58%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1    3     5     10           1     3     5      10
 Institutional      $103  $322 $558  $1,236       $103  $322   $558  $1,236
 Select             $142  $440 $761  $1669        $142  $440   $761  $1669
 Preferred          $129  $403 $697  $1534        $129  $403   $697  $1534
 Advisors Select    $179  $554 $954  $2073        $179  $554   $954  $2073
 Advisors Signature $192  $594 $1021 $2212        $192  $594  $1021  $2212
 Advisors Preferred $161  $499 $860  $1878        $161  $499   $860  $1878
________________



PARTNERS SMALLCAP BLEND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.01%     1.01%
 Select                  1.00%           0.10%       0.29%     1.39%
 Preferred               1.00%            N/A        0.27%     1.27%
 Advisors Select         1.00%           0.30%       0.46%     1.76%
 Advisors Signature      1.00%           0.35%       0.54%     1.89%
 Advisors Preferred      1.00%           0.25%       0.33%     1.58%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1    3     5     10           1     3     5      10
 Institutional      $103  $322 $558  $1,236       $103  $322   $558  $1,236
 Select             $142  $440 $761  $1669        $142  $440   $761  $1669
 Preferred          $129  $403 $697  $1534        $129  $403   $697  $1534
 Advisors Select    $179  $554 $954  $2073        $179  $554   $954  $2073
 Advisors Signature $192  $594 $1021 $2212        $192  $594  $1021  $2212
 Advisors Preferred $161  $499 $860  $1878        $161  $499   $860  $1878
________________



PARTNERS SMALLCAP GROWTH FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.10%            N/A         N/A      1.10%        --      1.10%
Select                  1.10%           0.10%       0.28%     1.48%        --      1.48%
Preferred               1.10%            N/A        0.26%     1.36%        --      1.36%
Advisors Select         1.10%           0.30%       0.45%     1.85%        --      1.85%
Advisors Signature      1.10%           0.35%       0.53%     1.98%        --      1.98%
Advisors Preferred      1.10%           0.25%       0.32%     1.67%        --      1.67%
Class J (1)             1.10%           0.50%       0.61%     2.21%      0.16%     2.05%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.10%            N/A        0.02%     1.12%        --      1.12%
Select                  1.10%           0.10%       0.30%     1.50%        --      1.50%
Preferred               1.10%            N/A        0.28%     1.38%        --      1.38%
Advisors Select         1.10%           0.30%       0.47%     1.87%        --      1.87%
Advisors Signature      1.10%           0.35%       0.55%     2.00%        --      2.00%
Advisors Preferred      1.10%           0.25%       0.34%     1.69%        --      1.69%
Class J (1)             1.10%           0.50%       0.63%     2.23%      0.18%     2.05%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 2.05%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $112 $350  $606  $1,340       $112  $350   $606   $1,340
 Select             $151 $468  $808  $1,768       $151  $468   $808   $1,768
 Preferred          $138 $431  $745  $1,635       $138  $431   $745   $1,635
 Advisors Select    $188 $582 $1,001 $2,169       $188  $582  $1,001  $2,169
 Advisors Signature $201 $621 $1,068 $2,306       $201  $621  $1,068  $2,306
 Advisors Preferred $170 $526  $907  $1,976       $170  $526   $907   $1,976
 Class J            $308 $673 $1,168 $2,530       $208  $673  $1,168  $2,530

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $114 $356  $617  $1,363       $114  $356   $617   $1,363
 Select             $153 $474  $818  $1791        $153  $474   $818   $1791
 Preferred          $140 $437  $755  $1657        $140  $437   $755   $1657
 Advisors Select    $190 $588 $1011  $2190        $190  $588   $1011  $2190
 Advisors Signature $203 $627 $1078  $2327        $203  $627   $1078  $2327
 Advisors Preferred $172 $533  $918  $1998        $172  $533   $918   $1998
 Class J            $308 $677 $1,176 $2,548       $208  $677  $1,176  $2,548



PARTNERS SMALLCAP GROWTH FUND II

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%        --      1.57%
Class J (1)             1.00%           0.50%       0.64%     2.14%      0.09%     2.05%
Class A (2)             1.00%           0.25%       0.70%     1.95%      0.00%     1.95%
Class B (2)             1.00%           0.91%       0.92%     2.83%      0.13%     2.70%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J (1)             1.00%           0.50%       0.65%     2.15%      0.10%     2.05%
Class A (2)             1.00%           0.25%       0.71%     1.96%      0.01%     1.95%
Class B (2)             1.00%           1.00%       0.93%     2.93%      0.23%     2.70%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 2.05%
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class)
not to exceed 1.95% for Class A shares and 2.70% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $102  $318   $552  $1,225       $102   $318    $552  $1,225
 Select             $140  $437   $755  $1,657       $140   $437    $755  $1,657
 Preferred          $128  $400   $692  $1,523       $128   $400    $692  $1,523
 Advisors Select    $178  $551   $949  $2,062       $178   $551    $949  $2,062
 Advisors Signature $191  $591  $1,016 $2,201       $191   $591   $1,016 $2,201
 Advisors Preferred $160  $496   $855  $1,867       $160   $496    $855  $1,867
 Class J            $317  $670  $1,149 $2,472       $217   $670   $1,149 $2,472
 Class A            $762 $1,152 $1,567 $2,719       $762  $1,152  $1,567 $2,719
 Class B (1)        $673 $1,145 $1,664 $2,824       $273   $845   $1,464 $2,824

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Select             $142  $440   $761  $1,669       $142   $440    $761  $1,669
 Preferred          $129  $403   $697  $1,534       $129   $403    $697  $1,534
 Advisors Select    $179  $554   $954  $2,073       $179   $554    $954  $2,073
 Advisors Signature $192  $594  $1,021 $2,212       $192   $594   $1,021 $2,212
 Advisors Preferred $161  $499   $860  $1,878       $161   $499    $860  $1,878
 Class J            $308  $662  $1,144 $2,473       $208   $662   $1,144 $2,473
 Class A            $762 $1,153 $1,569 $2,727       $762  $1,153  $1,569 $2,727
 Class B (1)        $673 $1,150 $1,690 $2,871       $273   $850   $1,490 $2,871
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PARTNERS SMALLCAP GROWTH FUND III

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.10%            N/A         N/A      1.10%
 Select                  1.10%           0.10%       0.28%     1.48%
 Preferred               1.10%            N/A        0.26%     1.36%
 Advisors Select         1.10%           0.30%       0.45%     1.85%
 Advisors Signature      1.10%           0.35%       0.53%     1.98%
 Advisors Preferred      1.10%           0.25%       0.32%     1.67%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.10%            N/A        0.02%     1.12%
 Select                  1.10%           0.10%       0.30%     1.50%
 Preferred               1.10%            N/A        0.28%     1.38%
 Advisors Select         1.10%           0.30%       0.47%     1.87%
 Advisors Signature      1.10%           0.35%       0.55%     2.00%
 Advisors Preferred      1.10%           0.25%       0.34%     1.69%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $112 $350  $606  $1,340       $112  $350   $606   $1,340
 Select             $151 $468  $808  $1,768       $151  $468   $808   $1,768
 Preferred          $138 $431  $745  $1,635       $138  $431   $745   $1,635
 Advisors Select    $188 $582 $1,001 $2,169       $188  $582  $1,001  $2,169
 Advisors Signature $201 $621 $1,068 $2,306       $201  $621  $1,068  $2,306
 Advisors Preferred $170 $526  $907  $1,976       $170  $526   $907   $1,976

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $114 $356  $617  $1,363       $114  $356   $617   $1,363
 Select             $153 $474  $818  $1,791       $153  $474   $818   $1,791
 Preferred          $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Advisors Select    $190 $588 $1,011 $2,190       $190  $588  $1,011  $2,190
 Advisors Signature $203 $627 $1,078 $2,327       $203  $627  $1,078  $2,327
 Advisors Preferred $172 $533  $918  $1,998       $172  $533   $918   $1,998



PARTNERS SMALLCAP VALUE FUND--

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A         N/A      1.00%        --      1.00%
Select                  1.00%           0.10%       0.28%     1.38%        --      1.38%
Preferred               1.00%            N/A        0.26%     1.26%        --      1.26%
Advisors Select         1.00%           0.30%       0.45%     1.75%        --      1.75%
Advisors Signature      1.00%           0.35%       0.53%     1.88%        --      1.88%
Advisors Preferred      1.00%           0.25%       0.32%     1.57%                1.57%
Class J (1)             1.00%           0.50%       0.55%     2.05%      0.10%     1.95%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           1.00%            N/A        0.01%     1.01%        --      1.01%
Select                  1.00%           0.10%       0.29%     1.39%        --      1.39%
Preferred               1.00%            N/A        0.27%     1.27%        --      1.27%
Advisors Select         1.00%           0.30%       0.46%     1.76%        --      1.76%
Advisors Signature      1.00%           0.35%       0.54%     1.89%        --      1.89%
Advisors Preferred      1.00%           0.25%       0.33%     1.58%        --      1.58%
Class J (1)             1.00%           0.50%       0.56%     2.06%      0.11%     1.95%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.95%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867
 Class J            $298 $631 $1,093 $2,370       $198  $631  $1,093  $2,370

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $103 $322  $558  $1,236       $103  $322   $558   $1,236
 Select             $142 $440  $761  $1,669       $142  $440   $761   $1,669
 Preferred          $129 $403  $697  $1,534       $129  $403   $697   $1,534
 Advisors Select    $179 $554  $954  $2,073       $179  $554   $954   $2,073
 Advisors Signature $192 $594 $1,021 $2,212       $192  $594  $1,021  $2,212
 Advisors Preferred $161 $499  $860  $1,878       $161  $499   $860   $1,878
 Class J            $298 $633 $1,097 $2,379       $198  $633  $1,097  $2,379



PARTNERS SMALLCAP VALUE FUND I

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.02%     1.02%
 Select                  1.00%           0.10%       0.30%     1.40%
 Preferred               1.00%            N/A        0.28%     1.28%
 Advisors Select         1.00%           0.30%       0.47%     1.77%
 Advisors Signature      1.00%           0.35%       0.55%     1.90%
 Advisors Preferred      1.00%           0.25%       0.34%     1.59%



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $104 $325  $563  $1,248       $104  $325   $563   $1,248
 Select             $143 $443  $766  $1,680       $143  $443   $766   $1,680
 Preferred          $130 $406  $702  $1,545       $130  $406   $702   $1,545
 Advisors Select    $180 $557  $959  $2,084       $180  $557   $959   $2,084
 Advisors Signature $193 $597 $1,026 $2,222       $193  $597  $1,026  $2,222
 Advisors Preferred $162 $502  $866  $1,889       $162  $502   $866   $1,889



PARTNERS SMALLCAP VALUE FUND II

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A         N/A      1.00%
 Select                  1.00%           0.10%       0.28%     1.38%
 Preferred               1.00%            N/A        0.26%     1.26%
 Advisors Select         1.00%           0.30%       0.45%     1.75%
 Advisors Signature      1.00%           0.35%       0.53%     1.88%
 Advisors Preferred      1.00%           0.25%       0.32%     1.57%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           1.00%            N/A        0.01%     1.01%
 Select                  1.00%           0.10%       0.29%     1.39%
 Preferred               1.00%            N/A        0.27%     1.27%
 Advisors Select         1.00%           0.30%       0.46%     1.76%
 Advisors Signature      1.00%           0.35%       0.54%     1.89%
 Advisors Preferred      1.00%           0.25%       0.33%     1.58%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $102 $318  $552  $1,225       $102  $318   $552   $1,225
 Select             $140 $437  $755  $1,657       $140  $437   $755   $1,657
 Preferred          $128 $400  $692  $1,523       $128  $400   $692   $1,523
 Advisors Select    $178 $551  $949  $2,062       $178  $551   $949   $2,062
 Advisors Signature $191 $591 $1,016 $2,201       $191  $591  $1,016  $2,201
 Advisors Preferred $160 $496  $855  $1,867       $160  $496   $855   $1,867

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $103 $322  $558  $1,236       $103  $322   $558   $1,236
 Select             $142 $440  $761  $1,669       $142  $440   $761   $1,669
 Preferred          $129 $403  $697  $1,534       $129  $403   $697   $1,534
 Advisors Select    $179 $554  $954  $2,073       $179  $554   $954   $2,073
 Advisors Signature $192 $594 $1,021 $2,212       $192  $594  $1,021  $2,212
 Advisors Preferred $161 $499  $860  $1,878       $161  $499   $860   $1,878



PREFERRED SECURITIES FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.75%            N/A         N/A      0.75%        --      0.75%
Select                  0.75%           0.10%       0.28%     1.13%        --      1.13%
Preferred               0.75%            N/A        0.26%     1.01%        --      1.01%
Advisors Select         0.75%           0.30%       0.45%     1.50%        --      1.50%
Advisors Signature      0.75%           0.35%       0.53%     1.63%        --      1.63%
Advisors Preferred      0.75%           0.25%       0.32%     1.32%        --      1.32%
Class J (1)             0.75%           0.50%       0.38%     1.63%      0.03%     1.60%
Class A (2)             0.75%           0.25%       4.23%     5.23%      4.23%     1.00%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.75%            N/A        0.01%     0.76%        --      0.76%
Select                  0.75%           0.10%       0.29%     1.14%        --      1.14%
Preferred               0.75%            N/A        0.27%     1.02%        --      1.02%
Advisors Select         0.75%           0.30%       0.46%     1.51%        --      1.51%
Advisors Signature      0.75%           0.35%       0.54%     1.64%        --      1.64%
Advisors Preferred      0.75%           0.25%       0.33%     1.33%        --      1.33%
Class J (1)             0.75%           0.50%       0.39%     1.64%      0.04%     1.60%
Class A (2)             0.75%           0.25%       4.24%     5.24%      4.24%     1.00%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.60%
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to  such share class) not to exceed
1.00%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $77   $240   $417   $930         $77   $240    $417   $930
 Select             $115  $359   $622  $1,375       $115   $359    $622  $1,375
 Preferred          $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Advisors Select    $153  $474   $818  $1,791       $153   $474    $818  $1,791
 Advisors Signature $166  $514   $887  $1,933       $166   $514    $887  $1,933
 Advisors Preferred $134  $418   $723  $1,590       $134   $418    $723  $1,590
 Class J            $263  $511   $883  $1,930       $163   $511    $883  $1,930
 Class A            $572 $1,543 $2,579 $5,149       $572  $1,543  $2,579 $5,149

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $78   $243   $422   $942         $78   $243    $422   $942
 Select             $116  $362   $628  $1,386       $116   $362    $628  $1,386
 Preferred          $104  $325   $563  $1,248       $104   $325    $563  $1,248
 Advisors Select    $154  $477   $824  $1,802       $154   $477    $824  $1,802
 Advisors Signature $167  $517   $892  $1,944       $167   $517    $892  $1,944
 Advisors Preferred $135  $421   $729  $1,601       $135   $421    $729  $1,601
 Class J            $263  $513   $887  $1,940       $163   $513    $887  $1,940
 Class A            $572 $1,545 $2,583 $5,156       $572  $1,545  $2,583 $5,156



PRINCIPAL LIFETIME 2010 FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSE
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.11%     0.73%        --      0.73%
Class A (3)            0.12 %           0.25%       3.48%     3.85%      3.35%     0.50%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSE
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.13%        --      0.13%
Select                 0.12 %           0.10%       0.29%     0.51%        --      0.51%
Preferred              0.12 %            N/A        0.27%     0.39%        --      0.39%
Advisors Select        0.12 %           0.30%       0.46%     0.88%        --      0.88%
Advisors Signature     0.12 %           0.35%       0.54%     1.01%        --      1.01%
Advisors Preferred     0.12 %           0.25%       0.33%     0.70%        --      0.70%
Class J (2)            0.12 %           0.50%       0.12%     0.74%        --      0.13%
Class A (3)            0.12 %           0.25%       3.49%     3.86%      3.36%     0.50%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed
0.50%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $175  $234   $407   $909         $75   $234    $407   $909
 Class A            $623 $1,340 $2,129 $4,182       $623  $1,340  $2,129 $4,182

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $14   $43    $75    $170         $14    $43    $75    $170
 Select             $52   $164   $287   $644         $52   $164    $287   $644
 Preferred          $40   $126   $220   $496         $40   $126    $220   $496
 Advisors Select    $90   $281   $489  $1,087        $90   $281    $489  $1,087
 Advisors Signature $103  $322   $559  $1,239       $103   $322    $559  $1,239
 Advisors Preferred $72   $225   $391   $874         $72   $225    $391   $874
 Class J            $176  $237   $413   $921         $76   $237    $413   $921
 Class A            $623 $1,342 $2,133 $4,192       $623  $1,342  $2,133 $4,192



PRINCIPAL LIFETIME 2020 FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.11%     0.73%        --      0.73%
Class A (3)            0.1225%          0.25%       3.64%    4.0125%    3.5125%    0.50%
Class B (3)            0.1225%          1.00%       11.66%   12.7825%   11.5325%   1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.13%        --      0.13%
Select                 0.12 %           0.10%       0.29%     0.51%        --      0.51%
Preferred              0.12 %            N/A        0.27%     0.39%        --      0.39%
Advisors Select        0.12 %           0.30%       0.46%     0.88%        --      0.88%
Advisors Signature     0.12 %           0.35%       0.54%     1.01%        --      1.01%
Advisors Preferred     0.12 %           0.25%       0.33%     0.70%        --      0.70%
Class J (2)            0.12 %           0.50%       0.12%     0.74%        --      0.74%
Class A (3)            0.12 %           0.25%       3.65%     4.02%      3.52%     0.50%
Class B (3)            0.12 %           1.00%       11.67%    12.79%     11.54%    1.25%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $175  $234   $407   $909         $75   $234    $407   $909
 Class A            $623 $1,368 $2,186 $4,304       $623  $1,368  $2,186 $4,304
 Class B (1)        $527 $2,695 $4,704 $7,153       $127  $2,425  $4,551 $7,153

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $14   $43    $75    $170         $14    $43    $75    $170
 Select             $52   $164   $287   $644         $52   $164    $287   $644
 Preferred          $40   $126   $220   $496         $40   $126    $220   $496
 Advisors Select    $90   $281   $489  $1,087        $90   $281    $489  $1,087
 Advisors Signature $103  $322   $559  $1,239       $103   $322    $559  $1,239
 Advisors Preferred $72   $225   $391   $874         $72   $225    $391   $874
 Class J            $176  $237   $413   $921         $76   $237    $413   $921
 Class A            $623 $1,370 $2,191 $4,313       $623  $1,370  $2,191 $4,313
 Class B (1)        $527 $2,697 $4,707 $7,159       $127  $2,427  $4,554 $7,159
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PRINCIPAL LIFETIME 2030 FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.17%     0.79%      0.04%     0.75%
Class A (3)            0.12 %           0.25%       5.67%     6.04%      5.54%     0.50%
Class B (3)            0.12 %           1.00%       11.46%    12.58%     11.33%    1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.12%        --      0.12%
Select                 0.12 %           0.10%       0.29%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.27%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.46%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.54%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.33%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.18%     0.79%      0.04%     0.75%
Class A (3)            0.12 %           0.25%       5.68%     6.04%      5.54%     0.50%
Class B (3)            0.12 %           1.00%       11.47%    12.58%     11.33%    1.25%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $177  $248   $435   $976         $77   $248    $435   $976
 Class A            $623 $1,720 $2,884 $5,688       $623  $1,720  $2,884 $5,688
 Class B (1)        $527 $2,665 $4,653 $7,473       $127  $2,394  $4,499 $7,473

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $177  $248   $435   $976         $77   $248    $435   $976
 Class A            $623 $1,721 $2,885 $5,690       $623  $1,721  $2,885 $5,690
 Class B (1)        $527 $2,665 $4,654 $7,474       $127  $2,394  $4,499 $7,474
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



PRINCIPAL LIFETIME 2040 FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.25%     0.87%      0.12%     0.75%
Class A (3)            0.12 %           0.25%       8.02%     8.39%      7.89%     0.50%
Class B (3)            0.12 %           1.00%       13.34%    14.46%     13.21%    1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.13%        --      0.13%
Select                 0.12 %           0.10%       0.29%     0.51%        --      0.51%
Preferred              0.12 %            N/A        0.27%     0.39%        --      0.39%
Advisors Select        0.12 %           0.30%       0.46%     0.88%        --      0.88%
Advisors Signature     0.12 %           0.35%       0.54%     1.01%        --      1.01%
Advisors Preferred     0.12 %           0.25%       0.33%     0.70%        --      0.70%
Class J (2)            0.12 %           0.50%       0.26%     0.88%      0.13%     0.75%
Class A (3)            0.12 %           0.25%       8.03%     8.40%      7.90%     0.50%
Class B (3)            0.12 %           1.00%       13.35%    14.47%     13.22%    1.25%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $177  $264   $470  $1,062        $77   $264    $470  $1,062
 Class A            $623 $2,112 $3,622 $6,972       $623  $2,112  $3,622 $6,972
 Class B (1)        $527 $2,945 $5,112 $8,241       $127  $2,684  $4,969 $8,241

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $14   $43    $75    $170         $14    $43    $75    $170
 Select             $52   $164   $287   $644         $52   $164    $287   $644
 Preferred          $40   $126   $220   $496         $40   $126    $220   $496
 Advisors Select    $90   $281   $489  $1,087        $90   $281    $489  $1,087
 Advisors Signature $103  $322   $559  $1,239       $103   $322    $559  $1,239
 Advisors Preferred $72   $225   $391   $874         $72   $225    $391   $874
 Class J            $177  $266   $474  $1,073        $77   $266    $474  $1,073
 Class A            $623 $2,114 $3,626 $6,978       $623  $2,114  $3,626 $6,978
 Class B (1)        $527 $2,947 $5,115 $8,245       $127  $2,686  $4,972 $8,245
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PRINCIPAL LIFETIME 2050 FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.59%     1.21%      0.46%     0.75%
Class A (3)            0.12 %           0.25%       19.54%    19.91%     19.41%    0.50%
Class B (3)            0.12 %           1.00%       3.23%     4.35%      3.10%     1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.13%        --      0.13%
Select                 0.12 %           0.10%       0.29%     0.51%        --      0.51%
Preferred              0.12 %            N/A        0.27%     0.39%        --      0.39%
Advisors Select        0.12 %           0.30%       0.46%     0.88%        --      0.88%
Advisors Signature     0.12 %           0.35%       0.54%     1.01%        --      1.01%
Advisors Preferred     0.12 %           0.25%       0.33%     0.70%        --      0.70%
Class J (2)            0.12 %           0.50%       0.60%     1.22%      0.47%     0.75%
Class A (3)            0.12 %           0.25%       19.55%    19.92%     19.42%    0.50%
Class B (3)            0.12 %           1.00%       3.24%     4.36%      3.11%     1.25%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $177  $331   $614  $1,421        $77   $331    $614  $1,421
 Class A            $623 $3,779 $6,301 $9,965       $623  $3,779  $6,301 $9,965
 Class B (1)        $527 $1,287 $2,112 $7,992       $127   $987   $1,912 $7,992

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $14   $43    $75    $170         $14    $43    $75    $170
 Select             $52   $164   $287   $644         $52   $164    $287   $644
 Preferred          $40   $126   $220   $496         $40   $126    $220   $496
 Advisors Select    $90   $281   $489  $1,087        $90   $281    $489  $1,087
 Advisors Signature $103  $322   $559  $1,239       $103   $322    $559  $1,239
 Advisors Preferred $72   $225   $391   $874         $72   $225    $391   $874
 Class J            $177  $333   $618  $1,431        $77   $333    $618  $1,431
 Class A            $623 $3,781 $6,303 $9,967       $623  $3,781  $6,303 $9,967
 Class B (1)        $527 $1,289 $2,117 $7,997       $127   $989   $1,917 $7,997
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


PRINCIPAL LIFETIME STRATEGIC INCOME FUND (1)

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A         N/A      0.12%        --      0.12%
Select                 0.12 %           0.10%       0.28%     0.50%        --      0.50%
Preferred              0.12 %            N/A        0.26%     0.38%        --      0.38%
Advisors Select        0.12 %           0.30%       0.45%     0.87%        --      0.87%
Advisors Signature     0.12 %           0.35%       0.53%     1.00%        --      1.00%
Advisors Preferred     0.12 %           0.25%       0.32%     0.69%        --      0.69%
Class J (2)            0.12 %           0.50%       0.15%     0.77%      0.02%     0.75%
Class A (3)            0.12 %           0.25%       4.39%     4.76%      4.26%     0.50%
Class B (3)            0.12 %           1.00%       3.26%     4.38%      3.13%     1.25%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional          0.12 %            N/A        0.01%     0.13%        --      0.13%
Select                 0.12 %           0.10%       0.29%     0.51%        --      0.51%
Preferred              0.12 %            N/A        0.27%     0.39%        --      0.39%
Advisors Select        0.12 %           0.30%       0.46%     0.88%        --      0.88%
Advisors Signature     0.12 %           0.35%       0.54%     1.01%        --      1.01%
Advisors Preferred     0.12 %           0.25%       0.33%     0.70%        --      0.70%
Class J (2)            0.12 %           0.50%       0.16%     0.78%      0.03%     0.75%
Class A (3)            0.12 %           0.25%       4.40%     4.77%      4.27%     0.50%
Class B (3)            0.12 %           1.00%       3.27%     4.39%      3.14%     1.25%

_______________

(1)  The Fund is a fund-of-funds which invests in other PIF Funds ("underlying funds"). The Fund as a shareholder in the underlying funds indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2005, the operating expenses of the underlying funds ranged from 0.15% to 1.00% and on a pro forma basis from 0.17% to 1.04%.
(2) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 0.75%
(3)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 0.50% for Class A shares and 1.25% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $13   $40    $69    $157         $13    $40    $69    $157
 Select             $51   $161   $281   $631         $51   $161    $281   $631
 Preferred          $39   $123   $215   $484         $39   $123    $215   $484
 Advisors Select    $89   $278   $484  $1,075        $89   $278    $484  $1,075
 Advisors Signature $102  $319   $554  $1,228       $102   $319    $554  $1,228
 Advisors Preferred $71   $221   $386   $862         $71   $221    $386   $862
 Class J            $177  $244   $427   $955         $77   $244    $427   $955
 Class A            $524 $1,410 $2,371 $4,793       $524  $1,410  $2,371 $4,793
 Class B (1)        $527 $1,293 $2,123 $4,416       $127   $993   $1,923 $4,416

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $14   $43    $75    $170         $14    $43    $75    $170
 Select             $52   $164   $287   $644         $52   $164    $287   $644
 Preferred          $40   $126   $220   $496         $40   $126    $220   $496
 Advisors Select    $90   $281   $489  $1,087        $90   $281    $489  $1,087
 Advisors Signature $103  $322   $559  $1,239       $103   $322    $559  $1,239
 Advisors Preferred $72   $225   $391   $874         $72   $225    $391   $874
 Class J            $177  $246   $431   $965        $177   $246    $431   $965
 Class A            $524 $1,412 $2,375 $4,802       $524  $1,412  $2,375 $4,802
 Class B (1)        $527 $1,295 $2,128 $4,425       $127   $995   $1,928 $4,425
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


REAL ESTATE SECURITIES FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.85%            N/A         N/A      0.85%
 Select                  0.85%           0.10%       0.28%     1.23%
 Preferred               0.85%            N/A        0.26%     1.11%
 Advisors Select         0.85%           0.30%       0.45%     1.60%
 Advisors Signature      0.85%           0.35%       0.53%     1.73%
 Advisors Preferred      0.85%           0.25%       0.32%     1.42%
 Class J                 0.85%           0.50%       0.28%     1.63%
 Class A                 0.85%           0.25%       0.39%     1.49%
 Class B                 0.85%           0.95%       0.58%     2.38%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.85%            N/A        0.01%     0.86%
 Select                  0.85%           0.10%       0.29%     1.24%
 Preferred               0.85%            N/A        0.27%     1.12%
 Advisors Select         0.85%           0.30%       0.46%     1.61%
 Advisors Signature      0.85%           0.35%       0.54%     1.74%
 Advisors Preferred      0.85%           0.25%       0.33%     1.43%
 Class J                 0.85%           0.50%       0.29%     1.64%
 Class A                 0.85%           0.25%       0.40%     1.50%
 Class B                 0.85%           1.00%       0.59%     2.44%
__________________
(1) If shareholders of the WM REIT Fund approve the proposed combination of that fund into the Real Estate Securities Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Real Estate Securities Fund following the Combination, through the period ending February 28, 2008, to 1.28% for Class A shares and 2.08% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Real Estate Securities Fund under the Current Management Arrangements would have been as follows: Institutional - 0.83%, 0.00% and 0.83%; Select -- 0.83%, 0.28% and 1.21%; Preferred -- 0.83%, 0.26% and 1.09%; Advisors
Select -- 0.83%, 0.45% and 1.58%; Advisors Signature -- 0.83%, 0.53% and 1.71%;
Advisors Preferred -- 0.83%, 0.32% and 1.40%; Class J -- 0.83%, 0.28% and 1.61%;
Class A -- 0.83%, 0.28% and 1.36%; and Class B -- 0.83%, 0.37% and 2.15%.  Under
the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional -- 0.83%, 0.01% and 0.84%; Select -- 0.83%, 0.29% and 1.22%; Preferred -- 0.83%, 0.27% and 1.10%; Advisors
Select -- 0.83%, 0.46% and 1.59%; Advisors Signature -- 0.83%, 0.54% and 1.72%;
Advisors Preferred -- 0.83%, 0.33% and 1.41%; Class J -- 0.83%, 0.29% and 1.62%;
Class A -- 0.83%, 0.29% and 1.37%; and Class B -- 0.83%, 0.38% and 2.21%. Giving
effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 1.28% and 2.08% under the Current Management Arrangements and 1.28% and 2.08% under the Proposed Management Arrangements.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $87   $271   $471  $1,049        $87   $271    $471  $1,049
 Select             $125  $390   $676  $1,489       $125   $390    $676  $1,489
 Preferred          $113  $353   $612  $1,352       $113   $353    $612  $1,352
 Advisors Select    $163  $505   $871  $1,900       $163   $505    $871  $1,900
 Advisors Signature $176  $545   $939  $2,041       $176   $545    $939  $2,041
 Advisors Preferred $145  $449   $776  $1,702       $145   $449    $776  $1,702
 Class J            $266  $514   $887  $1,933       $166   $514    $887  $1,933
 Class A            $718 $1,019 $1,341 $2,252       $718  $1,019  $1,341 $2,252
 Class B (1)        $641 $1,042 $1,470 $2,391       $241   $742   $1,270 $2,391

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $88   $274   $477  $1,061        $88   $274    $477  $1,061
 Select             $126  $393   $681  $1,500       $126   $393    $681  $1,500
 Preferred          $114  $356   $617  $1,363       $114   $356    $617  $1,363
 Advisors Select    $164  $508   $876  $1,911       $164   $508    $876  $1,911
 Advisors Signature $177  $548   $944  $2,052       $177   $548    $944  $2,052
 Advisors Preferred $146  $452   $782  $1,713       $146   $452    $782  $1,713
 Class J            $267  $517   $892  $1,944       $267   $517    $892  $1,944
 Class A            $719 $1,022 $1,346 $2,263       $719  $1,022  $1,346 $2,263
 Class B (1)        $647 $1,061 $1,501 $2,434       $247   $761   $1,301 $2,434
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



SHORT-TERM BOND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.40%            N/A        0.13%     0.53%
 Select                  0.40%           0.10%       0.44%     0.94%
 Preferred               0.40%            N/A        0.39%     0.79%
 Advisors Select         0.40%           0.30%       0.59%     1.29%
 Advisors Signature      0.40%           0.35%       0.68%     1.43%
 Advisors Preferred      0.40%           0.25%       0.46%     1.11%
 Class J                 0.40%           0.50%       0.37%     1.27%
 Class A                 0.40%           0.15%       0.25%     0.80%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.40%            N/A        0.15%     0.55%
 Select                  0.40%           0.10%       0.46%     0.96%
 Preferred               0.40%            N/A        0.41%     0.81%
 Advisors Select         0.40%           0.30%       0.61%     1.31%
 Advisors Signature      0.40%           0.35%       0.70%     1.45%
 Advisors Preferred      0.40%           0.25%       0.48%     1.13%
 Class J                 0.40%           0.50%       0.39%     1.29%
 Class A                 0.40%           0.15%       0.27%     0.82%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $54  $170  $296  $665          $54  $170  $296   $665
 Select              $96  $300  $520 $1,155         $96  $300  $520  $1,155
 Preferred           $81  $252  $439  $978          $81  $252  $439   $978
 Advisors Select    $131  $409  $708 $1,556        $131  $409  $708  $1,556
 Advisors Signature $146  $452  $782 $1,713        $146  $452  $782  $1,713
 Advisors Preferred $113  $353  $612 $1,352        $113  $353  $612  $1,352
 Class J            $229  $403  $697 $1,534        $129  $403  $697  $1,534
 Class A            $230  $402  $588 $1,125        $230  $402  $588  $1,125

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $56  $176  $307  $689          $56  $176  $307   $689
 Select              $98  $306  $531 $1,178         $98  $306  $531  $1,178
 Preferred           $83  $259  $450 $1,002         $83  $259  $450  $1,002
 Advisors Select    $133  $415  $718 $1,579        $133  $415  $718  $1,579
 Advisors Signature $148  $459  $792 $1,735        $148  $459  $792  $1,735
 Advisors Preferred $115  $359  $622 $1,375        $115  $359  $622  $1,375
 Class J            $231  $409  $708 $1,556        $131  $409  $708  $1,556
 Class A            $232  $408  $598 $1,148        $232  $408  $598  $1,148



SMALLCAP BLEND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A         N/A      0.75%
 Select                  0.75%           0.10%       0.28%     1.13%
 Preferred               0.75%            N/A        0.26%     1.01%
 Advisors Select         0.75%           0.30%       0.45%     1.50%
 Advisors Signature      0.75%           0.35%       0.53%     1.63%
 Advisors Preferred      0.75%           0.25%       0.32%     1.32%
 Class J                 0.75%           0.50%       0.25%     1.50%
 Class A                 0.75%           0.23%       0.39%     1.37%
 Class B                 0.75%           0.93%       0.54%     2.22%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A        0.01%     0.76%
 Select                  0.75%           0.10%       0.29%     1.14%
 Preferred               0.75%            N/A        0.27%     1.02%
 Advisors Select         0.75%           0.30%       0.46%     1.51%
 Advisors Signature      0.75%           0.35%       0.54%     1.64%
 Advisors Preferred      0.75%           0.25%       0.33%     1.33%
 Class J                 0.75%           0.50%       0.26%     1.51%
 Class A                 0.75%           0.25%       0.40%     1.40%
 Class B                 0.75%           1.00%       0.55%     2.30%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                     1    3     5      10           1     3      5      10
 Institutional      $77  $240  $417   $930         $77  $240   $417    $930
 Select             $115 $359  $622  $1,375       $115  $359   $622   $1,375
 Preferred          $103 $322  $558  $1,236       $103  $322   $558   $1,236
 Advisors Select    $153 $474  $818  $1,791       $153  $474   $818   $1,791
 Advisors Signature $166 $514  $887  $1,933       $166  $514   $887   $1,933
 Advisors Preferred $134 $418  $723  $1,590       $134  $418   $723   $1,590
 Class J            $253 $474  $818  $1,791       $153  $474   $818   $1,791
 Class A            $706 $984 $1,282 $2,127       $706  $984  $1,282  $2,127
 Class B (1)        $625 $994 $1,390 $2,239       $225  $694  $1,190  $2,239

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES   IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                   NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1     3      5      10
 Institutional      $78   $243   $422   $942         $78  $243   $422    $942
 Select             $116  $362   $628  $1,386       $116  $362   $628   $1,386
 Preferred          $104  $325   $563  $1,248       $104  $325   $563   $1,248
 Advisors Select    $154  $477   $824  $1,802       $154  $477   $824   $1,802
 Advisors Signature $167  $517   $892  $1,944       $167  $517   $892   $1,944
 Advisors Preferred $135  $421   $729  $1,601       $135  $421   $729   $1,601
 Class J            $254  $477   $824  $1,802       $154  $477   $824   $1,802
 Class A            $709  $993  $1,297 $2,158       $709  $993  $1,297  $2,158
 Class B (1)        $633 $1,018 $1,430 $2,304       $233  $718  $1,230  $2,304
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


SMALLCAP GROWTH FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A         N/A      0.75%
 Select                  0.75%           0.10%       0.28%     1.13%
 Preferred               0.75%            N/A        0.26%     1.01%
 Advisors Select         0.75%           0.30%       0.45%     1.50%
 Advisors Signature      0.75%           0.35%       0.53%     1.63%
 Advisors Preferred      0.75%           0.25%       0.32%     1.32%
 Class J                 0.75%           0.50%       0.34%     1.59%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.75%            N/A        0.12%     0.87%
 Select                  0.75%           0.10%       0.40%     1.25%
 Preferred               0.75%            N/A        0.38%     1.13%
 Advisors Select         0.75%           0.30%       0.57%     1.62%
 Advisors Signature      0.75%           0.35%       0.65%     1.75%
 Advisors Preferred      0.75%           0.25%       0.44%     1.44%
 Class J                 0.75%           0.50%       0.46%     1.71%
______________
(1) If shareholders of the WM Small Cap Growth Fund approve the proposed combination of that fund into the SmallCap Growth Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the SmallCap Growth Fund under the Current Management Arrangements would have been as follows:
Institutional - 0.75%, 0.00% and 0.75%; Select -- 0.75%, 0.28% and 1.13%;
Preferred -- 0.75%, 0.26% and 1.01%; Advisors Select -- 0.75%, 0.45% and 1.50%;
Advisors Signature -- 0.75%, 0.53% and 1.63%; Advisors Preferred -- 0.75%, 0.32% and 1.32%; and Class J -- 0.75%, 0.34% and 1.59%. Under the Proposed Management Arrangements, the pro forma Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows: Institutional -- 0.75%, 0.12% and 0.87%; Select -- 0.75%, 0.40% and 1.25%; Preferred -- 0.75%, 0.38% and 1.13%; Advisors Select -- 0.75%, 0.57% and
1.62%; Advisors Signature -- 0.75%, 0.65% and 1.75%; Advisors Preferred -- 0.75%, 0.44% and 1.44%; and Class J -- 0.75%, 0.46% and 1.71%.



                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $77  $240  $417  $930          $77  $240  $417   $930
 Select             $115  $359  $622 $1,375        $115  $359  $622  $1,375
 Preferred          $103  $322  $558 $1,236        $103  $322  $558  $1,236
 Advisors Select    $153  $474  $818 $1,791        $153  $474  $818  $1,791
 Advisors Signature $166  $514  $887 $1,933        $166  $514  $887  $1,933
 Advisors Preferred $134  $418  $723 $1,590        $134  $418  $723  $1,590
 Class J            $262  $502  $866 $1,889        $162  $502  $866  $1,889

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $89  $278  $482 $1,073         $89  $278  $482  $1,073
 Select             $127  $397  $686 $1,511        $127  $397  $686  $1,511
 Preferred          $115  $359  $622 $1,375        $115  $359  $622  $1,375
 Advisors Select    $165  $511  $881 $1,922        $165  $511  $881  $1,922
 Advisors Signature $178  $551  $943 $2,062        $178  $551  $943  $2,062
 Advisors Preferred $147  $456  $787 $1,724        $147  $456  $787  $1,724
 Class J            $274  $539  $928 $2,019        $174  $539  $928  $2,019



SMALLCAP S&P 600 INDEX FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A         N/A      0.15%
 Select                  0.15%           0.10%       0.28%     0.53%
 Preferred               0.15%            N/A        0.26%     0.41%
 Advisors Select         0.15%           0.30%       0.45%     0.90%
 Advisors Signature      0.15%           0.35%       0.53%     1.03%
 Advisors Preferred      0.15%           0.25%       0.32%     0.72%
 Class J                 0.15%           0.50%       0.35%     1.00%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                                                             TOTAL FUND
                    MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING
 SHARE CLASS                                        EXPENSES  EXPENSES
 Institutional           0.15%            N/A        0.02%     0.17%
 Select                  0.15%           0.10%       0.30%     0.55%
 Preferred               0.15%            N/A        0.28%     0.43%
 Advisors Select         0.15%           0.30%       0.47%     0.92%
 Advisors Signature      0.15%           0.35%       0.55%     1.05%
 Advisors Preferred      0.15%           0.25%       0.34%     0.74%
 Class J                 0.15%           0.50%       0.37%     1.02%


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $15   $48  $85   $192          $15   $48   $85   $192
 Select              $54  $170  $296  $665          $54  $170  $296   $665
 Preferred           $42  $132  $230  $518          $42  $132  $230   $518
 Advisors Select     $92  $287  $498 $1,108         $92  $287  $498  $1,108
 Advisors Signature $105  $328  $569 $1,259        $105  $328  $569  $1,259
 Advisors Preferred  $74  $230  $401  $894          $74  $230  $401   $894
 Class J            $202  $318  $552 $1,225        $102  $318  $552  $1,225

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $17   $55  $96   $217          $17   $55   $96   $217
 Select              $55  $176  $307  $689          $55  $176  $307   $689
 Preferred           $44  $138  $241  $542          $44  $138  $241   $542
 Advisors Select     $94  $293  $509 $1,131         $94  $293  $509  $1,131
 Advisors Signature $107  $334  $579 $1,283        $107  $334  $579  $1,283
 Advisors Preferred  $79  $237  $411  $918          $79  $237  $411   $918
 Class J            $204  $325  $563 $1,248        $104  $325  $563  $1,248
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



SMALLCAP VALUE FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.75%            N/A         N/A      0.75%        --      0.75%
Select                  0.75%           0.10%       0.28%     1.13%        --      1.13%
Preferred               0.75%            N/A        0.26%     1.01%        --      1.01%
Advisors Select         0.75%           0.30%       0.45%     1.50%        --      1.50%
Advisors Signature      0.75%           0.35%       0.53%     1.63%        --      1.63%
Advisors Preferred      0.75%           0.25%       0.32%     1.32%        --      1.32%
Class J                 0.75%           0.50%       0.31%     1.56%        --      1.56%
Class A (2)             0.75%           0.25%       7.89%     8.89%      7.44%     1.45%
Class B (2)             0.75%           1.00%       28.26%    30.01%     27.81%    2.20%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.75%            N/A        0.03%     0.78%        --      0.78%
Select                  0.75%           0.10%       0.31%     1.16%        --      1.16%
Preferred               0.75%            N/A        0.29%     1.04%        --      1.04%
Advisors Select         0.75%           0.30%       0.48%     1.53%        --      1.53%
Advisors Signature      0.75%           0.35%       0.56%     1.66%        --      1.66%
Advisors Preferred      0.75%           0.25%       0.35%     1.35%        --      1.35%
Class J                 0.75%           0.50%       0.34%     1.59%        --      1.59%
Class A (2)             0.75%           0.25%       7.92%     8.92%      7.47%     1.45%
Class B (2)             0.75%           1.00%       28.29%    30.04%     27.84%    2.20%

_______________

(1)  If shareholders of the WM Small Cap Value Fund approve the proposed combination of that fund into the SmallCap Value Fund pursuant to the PIF-WM Funds Reorganization (the "Combination"), the Combination is expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007.  The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the SmallCap Value Fund following the Combination, through the period ending February 28, 2008, to 1.35% for Class A shares and 2.29% for Class B shares. Assuming the Combination had occurred at the beginning of the fiscal year ended October 31, 2005, and Management Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the SmallCap Value Fund under the Current Management Arrangements would have been as follows: Institutional - 0.75%, 0.00% and
0.75%; Select -- 0.75%, 0.28% and 1.13%; Preferred -- 0.75%, 0.26% and 1.01%; Advisors Select -- 0.75%, 0.45% and 1.50%; Advisors
Signature -- 0.75%, 0.53% and 1.63%; Advisors Preferred -- 0.75%, 0.32% and 1.32%; Class J -- 0.75%, 0.31% and 1.56%; Class A --
0.75%, 0.40% and 1.40%; and Class B -- 0.75%, 1.03% and 2.78%.  Under the Proposed Management Arrangements, the pro forma Management
Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows:
Institutional -- 0.75%, 0.01% and 0.76%; Select -- 0.75%, 0.31% and 1.16%; Preferred -- 0.75%, 0.29% and 1.04%; Advisors Select --
0.75%, 0.48% and 1.53%; Advisors Signature -- 0.75%, 0.56% and 1.66%; Advisors Preferred -- 0.75%, 0.35% and 1.35%; Class J --
0.75%, 0.34% and 1.44%; Class A -- 0.75%, 0.41% and 1.41%; and Class B -- 0.75%, 1.04% and 2.79%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would be 1.35% and 2.29%
under the Current Management Arrangements and 1.35% and 2.29% under the Proposed Management Arrangements.
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending February 28, 2007.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class) not to exceed 1.45% for Class A shares and 2.20% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $77   $240   $417   $930         $77   $240    $417   $930
 Select             $115  $359   $622  $1,375       $115   $359    $622  $1,375
 Preferred          $103  $322   $558  $1,236       $103   $322    $558  $1,236
 Advisors Select    $153  $474   $818  $1,791       $153   $474    $818  $1,791
 Advisors Signature $166  $514   $887  $1,933       $166   $514    $887  $1,933
 Advisors Preferred $134  $418   $723  $1,590       $134   $418    $723  $1,590
 Class J            $259  $493   $850  $1,856       $159   $493    $850  $1,856
 Class A            $714 $2,282 $3,843 $7,242       $714  $2,282  $3,843 $7,242
 Class B (1)        $623 $4,906 $7,607 $9,608       $223  $4,722  $7,538 $9,608

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                     IF YOU SELL YOUR SHARES    IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                    NUMBER OF YEARS YOU OWN YOUR SHARES
                     1     3      5      10           1      3      5      10
 Institutional      $80   $249   $433   $966         $80   $249    $433   $966
 Select             $118  $368   $638  $1,409       $118   $368    $638  $1,409
 Preferred          $106  $331   $574  $1,271       $106   $331    $574  $1,271
 Advisors Select    $156  $483   $834  $1,824       $156   $483    $834  $1,824
 Advisors Signature $169  $523   $902  $1,965       $169   $523    $902  $1,965
 Advisors Preferred $137  $428   $739  $1,624       $137   $428    $739  $1,624
 Class J            $262  $502   $866  $1,889       $162   $502    $866  $1,889
 Class A            $714 $2,287 $3,851 $7,256       $714  $2,287  $3,851 $7,256
 Class B (1)        $623 $4,909 $7,610 $9,610       $223  $4,724  $7,541 $9,610
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.



TAX-EXEMPT BOND FUND

                       ANNUAL FUND OPERATING EXPENSES (1)
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                     TOTAL FUND  EXPENSE     NET
            MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                 EXPENSES  EXPENSES     MENT
Class A (2)      0.50%           0.21%       0.07%     0.78%      0.02%     0.76%
Class B (2)      0.50%           0.40%       0.37%     1.27%      0.12%     1.15%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                     TOTAL FUND  EXPENSE     NET
            MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                 EXPENSES  EXPENSES     MENT
Class A (2)      0.50%           0.25%       0.08%     0.83%      0.07%     0.76%
Class B (2)      0.50%           1.00%       0.38%     1.88%      0.73%     1.15%

_______________

(1)  If, pursuant to the PIF-WM Funds Reorganization, shareholders of the WM Tax-Exempt Bond Fund approve the proposed combination of that fund into the newly-organized PIF Tax-Exempt Bond Fund I, and shareholder of the Tax-Exempt Bond Fund approve the combination of that fund into the Tax-Exempt Bond Fund I, the fund combinations (the "Combinations") are expected to occur as of the close of regular trading on the New York Stock Exchange on January 12, 2007.  The Manager has contractually agreed to limit the expenses attributable to the Class A and Class B shares of the Tax-Exempt Bond Fund I following the Combinations, through the period ending February 28, 2008, to 0.76% for Class A shares and 1.15% for Class B shares. Assuming the Combinations had occurred at the beginning of the fiscal year ended October 31, 2005, and  Management Fees, Other Expenses and Total Fund Operating Expenses for the
respective share classes of the Tax-Exempt Bond Fund under the Current Management Arrangements would have been as follows: Class A -
0.50%, 0.21% and 0.05%; and Class B -- 0.50%, 0.40% and 0.14%.  Under the Proposed Management Arrangements, the pro forma Management
Fees, Other Expenses and Total Fund Operating Expenses for the respective share classes of the Fund would have been as follows:
Class A -- 0.50%, 0.25% and 0.06%; and Class B -- 0.50%, 1.00% and 0.15%. Giving effect to the expense limitation described above, the total net operating expenses for Class A and Class B shares, respectively, would have been 0.76% and 1.04% under the Current
Management Arrangements and 0.76% and 1.15% under the Proposed Management Arrangements.
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A and Class B shares of the Fund and, if necessary, pay expenses normally payable by such share classes, through the period ending June 30, 2008.  The expense limits will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to each such share class)
not to exceed 0.76% for Class A shares and 1.15% for Class B shares.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
             IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS           NUMBER OF YEARS YOU OWN YOUR SHARES
               1     3    5     10            1     3     5     10
 Class A     $549  $707  $883 $1,391        $549  $707  $883  $1,391
 Class B (1) $517  $672  $867 $1,307        $117  $372  $667  $1,307

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
             IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS           NUMBER OF YEARS YOU OWN YOUR SHARES
              1    3     5      10            1     3     5     10
 Class A     $549 $710  $897  $1,436        $549  $710  $897  $1,436
 Class B (1) $517 $706 $1,038 $1,633        $117  $406  $838  $1,633
________________
 (1) Reflects the conversion of Class B shares to Class A shares after 7 years.


ULTRA SHORT BOND FUND

                         ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
CURRENT MANAGEMENT ARRANGEMENTS

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A         N/A      0.40%        --      0.40%
Select                  0.40%           0.10%       0.28%     0.78%        --      0.78%
Preferred               0.40%            N/A        0.26%     0.66%        --      0.66%
Advisors Select         0.40%           0.30%       0.45%     1.15%        --      1.15%
Advisors Signature      0.40%           0.35%       0.53%     1.28%        --      1.28%
Advisors Preferred      0.40%           0.25%       0.32%     0.97%        --      0.97%
Class J (1)             0.40%           0.50%       0.26%     1.16%        --      1.16%
Class A (2)             0.40%           0.15%       0.70%     1.25%      0.50%     0.75%

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)

                                                            TOTAL FUND  EXPENSE     NET
                   MANAGEMENT FEES RULE 12B-1 FEES  OTHER   OPERATING  REIMBURSE- EXPENSES
SHARE CLASS                                        EXPENSES  EXPENSES     MENT
Institutional           0.40%            N/A        0.03%     0.43%        --      0.43%
Select                  0.40%           0.10%       0.31%     0.81%        --      0.81%
Preferred               0.40%            N/A        0.29%     0.69%        --      0.69%
Advisors Select         0.40%           0.30%       0.48%     1.18%        --      1.18%
Advisors Signature      0.40%           0.35%       0.56%     1.31%        --      1.31%
Advisors Preferred      0.40%           0.25%       0.35%     1.00%        --      1.00%
Class J (1)             0.40%           0.50%       0.29%     1.19%        --      1.19%
Class A (2)             0.40%           0.15%       0.73%     1.28%      0.53%     0.75%

_______________

(1) The Manager has contractually agreed to limit the expenses paid by the Class J shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares) not to exceed 1.20%
(2)  The Manager has contractually agreed to limit the expenses paid by the Class A shares of the Fund and, if necessary, pay expenses normally payable by such share class, through the period ending February 28, 2007.  The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to such share class) not to exceed 0.75%.


                                EXPENSE EXAMPLES
CURRENT MANAGEMENT ARRANGEMENTS
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $41  $128  $224  $505          $41  $128  $224   $505
 Select              $80  $249  $433  $966          $80  $249  $433   $966
 Preferred           $67  $211  $368  $822          $67  $211  $368   $822
 Advisors Select    $117  $365  $633 $1,398        $117  $365  $633  $1,398
 Advisors Signature $130  $406  $702 $1,545        $130  $406  $702  $1,545
 Advisors Preferred  $99  $309  $536 $1,190         $99  $309  $536  $1,190
 Class J            $218  $368  $638 $1,409        $118  $368  $638  $1,409
 Class A            $176  $435  $724 $1,545        $176  $435  $724  $1,545

PROPOSED MANAGEMENT ARRANGEMENTS (PRO FORMA)
                    IF YOU SELL YOUR SHARES  IF YOU DO NOT SELL YOUR SHARES
 SHARE CLASS                  NUMBER OF YEARS YOU OWN YOUR SHARES
                      1     3    5     10            1     3     5     10
 Institutional       $44  $138  $241  $542          $44  $138  $241   $542
 Select              $83  $259  $450 $1002          $83  $259  $450  $1002
 Preferred           $70  $221  $384  $859          $70  $221  $384   $859
 Advisors Select    $120  $375  $649 $1432         $120  $375  $649  $1432
 Advisors Signature $133  $415  $718 $1579         $133  $415  $718  $1579
 Advisors Preferred $102  $318  $552 $1225         $102  $318  $552  $1225
 Class J            $221  $378  $654 $1,443        $121  $378  $654  $1,443
 Class A            $176  $441  $736 $1,576        $176  $441  $736  $1,576









<1>

Endnotes

<1>DC01\110890.4
ID\BWD

                                                                      Appendix D

                      FORM OF AMENDED MANAGEMENT AGREEMENT

                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                              MANAGEMENT AGREEMENT


AGREEMENT to be effective __________________, by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called the "Manager").

                              W I T N E S S E T H:

WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

(a)  Articles of Incorporation of the Fund;

(b)  Bylaws of the Fund as adopted by the Board of Directors; and

(c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund, and the Manager agrees to act, perform or assume the responsibility therefore in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

1.       INVESTMENT ADVISORY SERVICES

The Manager will regularly perform the following services for the Fund:

(a)      Provide investment research, advice and supervision;

(b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

(c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the portfolio of each Series of the Fund consistent with each Series' investment objective and policies;

(d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the Fund's Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

(e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

(f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

2.       ACCOUNTING SERVICES

he Manager will provide all accounting services customarily required by investment companies, in accordance with the requirements of applicable laws, rules and regulations and with the policies and practices of the Fund as communicated to the Manager from time to time, including, but not limited to, the following:

(a) Maintain fund general ledger and journal;

(b) Prepare and record disbursements for direct Fund expenses;

(c) Prepare daily money transfer;

(d) Reconcile all Fund bank and custodian accounts;

(e) Assist Fund independent auditors as appropriate;

(f) Prepare daily projection of available cash balances;

(g) Record trading activity for purposes of determining net asset values and daily dividend;

(h) Prepare daily portfolio valuation report to value portfolio securities and determine daily accrued income;

(i) Determine the net asset value per share daily or at such other intervals as the Fund may reasonably request or as may be required by law;

(j) Prepare monthly, quarterly, semi-annual and annual financial statements;

(k) Provide financial information for reports to the Securities and Exchange Commission in compliance with the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, the Internal Revenue Service and any other regulatory or governmental agencies as required;

(l) Provide financial, yield, net asset value, and similar information to National Association of Securities Dealers, Inc., and other survey and statistical agencies as instructed from time to time by the Fund;

(m) Investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Fund's operations; and

(n) Obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of the Investment Company Act of 1940 and the rules thereunder, as such bonds and policies are approved by the Fund's Board of Directors.

3. CORPORATE ADMINISTRATIVE SERVICES

The Manager will provide the following corporate administrative services for the
Fund:

(a) furnish the services of such of the Manager's officers and employees as may be elected officers or directors of the Fund, subject to their individual consent to serve and to any limitations imposed by law;

(b) furnish office space, and all necessary office facilities and equipment, for the general corporate functions of the Fund (i.e., functions other than (i) underwriting and distribution of Fund shares;
         (ii) custody of Fund assets, (iii) transfer and paying agency services; and (iv) corporate and portfolio accounting services); and

(c) furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund.

4.       RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

The Manager in assuming responsibility for the various services as set forth in this Agreement reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Life Insurance Company, or one or more affiliates thereof; provided, however, that entry into any such agreements shall not relieve the Manager of its duty to review and monitor the performance of such persons to the extent provided in the agreements with such persons or as determined from time to time by the Board of Directors.

5.       EXPENSES BORNE BY THE MANAGER

The Manager will pay:

(a) the organizational expenses of the Fund and its portfolios and share classes, including the Fund's registration under the Investment Company Act of 1940, and the initial registration of its Capital Stock for sale under the Securities Act of 1933 with the Securities and Exchange Commission;

(b) Compensation of personnel, officers and directors who are also affiliated with the Manager; and

(c) Expenses and compensation associated with furnishing office space, and all necessary office facilities and equipment, and personnel necessary to perform the general corporate functions of the Fund.

6.       COMPENSATION OF THE MANAGER BY FUND

For all services to be rendered and payments made as provided in Sections 1, 2 and 4 hereof, the Fund will accrue daily and pay the Manager monthly, or at such other intervals as the Fund and Manager may agree, a fee based on the average of the values placed on the net assets of each Series of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with Schedule 1 attached hereto.

Net asset value shall be determined pursuant to applicable provisions of the Articles of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

7.       EXPENSES BORNE BY FUND

The Fund will pay, without reimbursement by the Manager, all expenses attributable to the operation of the Fund or the services described in this Agreement and not specifically identified in this Agreement as being paid by the Manager.

8.       AVOIDANCE OF INCONSISTENT POSITION

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

9.       LIMITATION OF LIABILITY OF THE MANAGER

The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10.      COPIES OF CORPORATE DOCUMENTS

The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its Articles of Incorporation or Bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

11.      DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall remain in force and in effect from year to year following its execution provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Series, or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

12.      AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Series to which such amendment relates and by vote of a majority of the directors who are not interested persons of the Manager, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

13.      ADDRESS FOR PURPOSE OF NOTICE

Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be the Principal Financial Group, Des Moines, Iowa 50392-0200.

14.      MISCELLANEOUS

The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

          Principal Investors Fund, Inc.


          By _____________________________________________
                   Ralph C. Eucher, President and Chief Executive Officer

          Principal Management Corporation


          By _____________________________________________
                   Michael J. Beer, Executive Vice President

                                                                      Appendix E

                          ADDITIONAL INFORMATION ABOUT
                    THE MANAGEMENT AGREEMENT AND THE MANAGER

         This Appendix contains additional information about the Management Agreement and the Manager and its affiliates and should be read in conjunction with Proposals 2, 4 and 5.

Information About the Manager

         The Manager serves as the manager of each of the Funds pursuant to a Management Agreement between the Manager and PIF with respect to the Fund.

         The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2005 the mutual funds it manages had assets of approximately $25.1 billion.

         The following table lists the principal executive officers and directors of the Manager, their positions with PIF, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-0200.

Name and Position
with the Manager                      Position with PIF            Principal Occupation

John E. Aschenbrenner                 None                         Director, the Manager and Princor;
Director                                                           President, Insurance and Financial
                                                                   Services, Principal Financial Group,
                                                                   Inc.

Craig L. Bassett                      Treasurer                    Vice President and Treasurer, Principal
Treasurer                                                          Financial Group, Inc.

Michael J. Beer                       Executive Vice President     Executive Vice President/Chief Operating
Executive Vice President/Chief        and Principal Accounting     Officer - Mutual Funds, the Manager;
Operating Officer - Mutual Funds      Officer                      Director and President, Princor

David J. Brown                        Chief Compliance Officer     Vice President, Product & Distribution
Senior Vice President                                              Compliance, Principal Life Insurance
                                                                   Company; Senior Vice President, the
                                                                   Manager and Princor

Jill R. Brown                         Vice President and Chief     Senior Vice President and Chief
Senior Vice President and Chief       Financial Officer            Financial Officer, the Manager and
Financial Officer                                                  Princor

Ralph C. Eucher                       Director, President and      Director and President, the Manager;
Director and President                Chief Executive Officer      Director, Princor; Senior Vice
                                                                   President, Principal Financial Group,
                                                                   Inc.

Ernest H. Gillum                      Vice President and           Vice President and Chief Compliance
Vice President and Chief Compliance   Assistant Secretary          Officer, the Manager
Officer

Layne H. Rasmussen                    Vice President and           Vice President and Controller - Mutual
Vice President and Controller -       Controller                   Funds, the Manager
Mutual Funds

Michael D. Roughton                   Counsel                      Vice President and Senior Securities
Senior Vice President and Counsel                                  Counsel, Principal Financial Group,
                                                                   Inc.; Senior Vice President and Counsel,
                                                                   the Manager and Princor; and Vice
                                                                   President/Senior Securities Counsel,
                                                                   Principal Global Investors LLC

James F. Sager                        Assistant Secretary          Vice President, the Manager and Princor
Vice President

Larry D. Zimpleman                    Director and Chairman of     Chairman and Director, the Manager and
Director and Chairman of the Board    the Board                    Princor; President, and Chief Operating
                                                                   Officer, Principal Financial Group, Inc.


Dates and Prior Approvals of Management Agreement for Each Fund

         Date. The date of the Management Agreement with respect to each of the Funds is September 30, 2005.

         Approval by the Board. The Managements Agreement with respect to each of the Funds was most recently approved by the Board of Directors on September 11, 2006 in connection with the annual continuance thereof.

         Approval by Shareholders. Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other share classes (except Advisors Signature) of these Funds approved the Agreements on March 1, 2001. The Agreements for the Ultra Short Bond Fund were approved by its shareholders (except Advisors Signature) on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each Class (except Advisors Signature) of the Disciplined LargeCap Blend, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each Class (except Advisors Signature) of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on June 1, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on June 1, 2004. The Agreements for the other Funds were approved by their shareholders (except Advisors Signature Class shareholders) on December 5, 2000. The Advisors Signature Class shareholders of all Funds approved the Agreements on November 1, 2004.

Payments to the Manager and its Affiliates

         Management Agreement. During the fiscal year ended October 31, 2005, the Manager served as the investment manager to each of the 55 PIF Funds then in existence. As compensation for its services, the Manager received fees from the Funds computed separately for each Fund. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate management fees of $106,782,788. The table below sets forth the amount paid by each Fund.

         Service Agreement. Pursuant to a Service Agreement with PIF, the Manager provides certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of the following shares classes of the PIF
Funds: (Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. These personal services include: (i) responding to plan sponsor and plan member inquiries; (ii) providing information regarding plan sponsor and plan member investments; and (iii) providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830.

         As compensation for these services under the Service Agreement, each of the PIF Funds pays the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets attributable to the Advisors Signature Class; 0.17% of the average daily net assets attributable to the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate service fees of $3,648,626. The amount of such fees paid by each of the Funds is set forth in the table below.

         Administrative Services Agreement. Pursuant to an Administrative Service Agreement with PIF, the Manager provides services to beneficial owners of the following shares classes of the PIF Funds: Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. Such services include: (i) receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders; (ii) providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members; (iii) processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations; (iv) acting as shareholder of record and nominee for plans; (v) maintaining account records for shareholders and/or other beneficial owners;
(vi) providing notification to plan shareholders of transactions affecting their accounts; (vii) forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners; (viii) distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
(ix) other similar administrative services.

         As compensation for these services under the Administrative Services Agreement, each of the PIF Funds pays the Manager service fees equal to: 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets attributable to the Advisors Signature Class; 0.15% of the average daily net assets attributable to the Advisors Preferred Class; 0.13% of the average daily net assets attributable to the Select Class; and 0.11% of the average daily net assets attributable to the Preferred Class. For the fiscal year ended October 31, 2005, the PIF Funds paid the Manager aggregate service fees of $2,761,735. The amount of such fees paid by each of the Funds is set forth in the table below.

         Rule 12b-1 Fees. Princor, an indirect wholly-owned subsidiary of Principal Life, is the principal underwriter for shares of the PIF Funds. For the fiscal year ended October 31, 2005, the PIF Funds paid aggregate Rule 12b-1 distribution fees to Princor of $17,663,182. The aggregate amounts of such fees paid by each of the Funds with respect to all of its share classes that are subject to Rule 12b-1 are set forth in the table below.

         Underwriting Fees. During the fiscal year ended October 31, 2005, Princor also received aggregate underwriting fees from the sale of shares of the PIF Funds of $4,245,627. The amounts of such fees as allocated among each of the Funds are set forth in the table below:


------------------------------- -------------------------------------------------- ------------------------------------
                                            Fees Paid to the Manager                      Fees Paid to Princor
Fund                              Management        Service       Administrative      Rule 12b-1        Underwriting
                                     Fees            Fees         Services Fees          Fees               Fees
Bond & Mortgage Securities      $5,132,094      $242,169         $193,366          $1,328,708(5)      $294,296
Disciplined LargeCap Blend      $2,484,913      $390             $329              $89,922 (5)        $77,696 (1)
Diversified International       $2,283,907      $58,755          $47,131           $752,897 (5)       $286,335
Equity Income                   $564,610 (1)    -                -                 $315,521 (1)       $116,876 (1)
Government & High               $916,595        $38,600          $30,735           $873,767 (5)       $214,484
Quality Bond
High Quality                    $370,871        $106,469         $88,376           $249,221           $8,681
Intermediate-Term Bond
High Yield                      $245,108 (2)    -                -                 -                  -
Inflation Protection            $152,501 (2)    $151 (1)         $129 (1)          $8,135(2)          $22,590 (3)
International Emerging          $1,077,236      $22,314          $18,153           $322,288 (5)       $127,886
Markets
International Growth            $5,444,797      $44,792          $36,993           $208,269           $18,248
LargeCap Growth                 $1,766,507      $13,347          $11,083           $343,939 (5)       $199,805
LargeCap S&P 500 Index          $948,572        $557,638         $447,926          $1,915,640(5)      $152,974
LargeCap Value                  $1,282,322      $14,267          $11,073           $313,368 (5)       $190,577
MidCap Blend                    $2,079,396      $40,378          $31,591           $1,002,803(5)      $438,134
Midcap Growth                   $124,298        $2,507           $2,035            $85,940            $8,293
MidCap S&P 400 Index            $120,885        $99,293          $78,831           $193,848           $5,459
MidCap Value                    $654,579        $5,395           $4,609            $490,545           $35,082
Money Market                    $1,601,301      $83,547          $67,264           $480,149(5)        $78,061
Partners Global Equity          $69,130 (3)     $581 (2)         $505 (2)          $418 (4)           -
Partners International          $4,289,099      $40,481          $32,434           $30,982            -
Partners LargeCap Blend         $5,180,187      $182,209         $146,016          $561,917 (5)       $181,269
Partners LargeCap Blend I       $408,998        $17,844          $14,357           $284,248(5)        $108,625
Partners LargeCap Growth        $1,317,923      $10,494          $8,769            $48,109            $7,396
Partners LargeCap Growth I      $6,070,305      $158,580         $128,896          $352,927 (5)       $84,307
Partners LargeCap Growth II     $5,283,105      $97,555          $78,816           $121,599(5)        $9,534
Partners LargeCap Value         $12,192,603     $305,359         $246,992          $665,276(5)        $175,752
Partners LargeCap Value I       $1,151,198      $2,779           $2,236            $881               -
Partners LargeCap Value II      $896,443 (2)    $683 (1)         $530 (1)          $250 (2)           -
Partners MidCap Growth          $1,615,525      $63,392          $51,972           $216,498(5)        $56,596
Partners MidCap Growth I        $2,011,387      $4,422           $3,651            $4,277 (5)         $2,207 (2)
Partners MidCap Growth II       $2,330,011 (2)  $1,763 (1)       $1,456 (1)        $1,287 (2)         -
Partners MidCap Value           $4,369,396      $90,536          $73,609           $372,254 (5)       $65,667
Partners MidCap Value I         $4,266,927      $3,100           $2,651            $3,486             -
Partners SmallCap Blend         $2,040,434      $4,239           $3,604            $5,176             -
Partners SmallCap Growth I      $1,142,276      $10,787          $8,694            $49,811            $3,248
Partners SmallCap Growth  II    $3,800,328      $57,526          $46,564           $125,767(5)        $54,077
Partners SmallCap Growth III    $763,865        $2,480           $1,912            $952               -
Partners SmallCap Value         $3,094,810      $42,786          $33,469           $67,251            $819
Partners SmallCap Value I       $1,934,248      $61,184          $49,687           $61,374            -
Partners SmallCap Value II      $1,471,842      $3,880           $3,332            $5,186             -
Preferred Securities            $2,067,479      $101             $88               $110,406(5)        $40,193
Principal LifeTime 2010         $549,232        $91,753          $74,632           $498,312(5)        $38,655
Principal LifeTime 2020         $860,943        $147,613         $119,966          $830,450 (5)       $115,301
Principal LifeTime 2030         $727,582        $128,055         $103,943          $733,069 (5)       $178,579
Principal LifeTime 2040         $292,998        $53,429          $43,867           $242,378 (5)       $171,240
Principal LifeTime 2050         $131,676        $22,351          $18,195           $56,106 (5)        $82,520
Principal LifeTime Strategic    $264,658        $40,490          $33,126           $244,677 (5)       $15,703
Income
Real Estate Securities          $4,924,525      $167,777         $134,474          $889,105 (5)       $214,854
Short-Term Bond                 $393,548        $11,938          $9,221            $295,168 (5)       $73,893
SmallCap Blend                  $1,293,621      $17,942          $14,151           $659,358           $148,121
SmallCap Growth                 $220,898        $655             $510              $144,933           $12,788
SmallCap S&P 600 Index          $310,146        $146,312         $115,807          $339,003           $25,294
SmallCap Value                  $654,297        $28,295          $22,634           $210,445(5)        $42,446
Tax-Exempt Bond                 $816,158 (4)        -            -                 $382,570 (3)       $42,123 (1)
Ultra Short Bond                $324,495        $299,243         $61,345           $72,316            $18,943
------------------------------- --------------- ---------------- ----------------- ------------------ -----------------

--------------------
Management Fees
(1) Portion of the amount shown is that of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund). (2) Period from December 29, 2004 (date operations commenced) through October 31, 2005. (3) Period from March 1, 2005 (date operations commenced) through October 31, 2005. (4) Portion of the amount shown is that of Principal Tax-Exempt Bond Fund, Inc. (predecessor to Tax-Exempt Bond Fund.)

Service Fees and Administrative Service Fees
(1) Period from December 29, 2004 (date operations commenced) through October 31, 2005. (2) Period from March 1, 2005 (date operations commenced) through October 31, 2005.

12b-1 Fees
(1) Portion of the amount shown is that of Principal Equity Income Fund, Inc. (predecessor to Equity Income Fund). (2) Period from December 29, 2004 (date operations commenced) through October 31, 2005. (3) Portion of the amount show is that of Principal Tax-Exempt Bond Fund, Inc. (predecessor to Tax-Exempt Bond
Fund). (4) Period from March 1, 2005 (date operations commenced) through October 31, 2005.
(5) Period from June 28, 2005 (date operations commenced for Class A and/or Class B shares through October 31, 2005)

Underwriting Fees
(1) Period from June 28, 2005 (date operations commenced for Class A and Class B shares) through October 31, 2005. (2) Period from June 28, 2005 (date operations commenced for Class A shares) through October 31, 2005. (3) Period from December 29, 2004 (date operations commenced) through October 31, 2005.


Payments by the Manager to Affiliated Sub-Advisors

         Each of the sub-advisors named in the table below is an affiliate of the Manager. During the fiscal year ended October 31, 2005, the Manager paid each of these sub-advisors, pursuant to sub-advisory agreements, the sub-advisory fees stated below for sub-advisory services to the Funds indicated.

-------------------------------------- ---------------------------------------------- -----------------------
Sub-Advisor                            Fund                                           Sub-Advisory Fee
-----------                            ----                                           ----------------
Columbus Circle Investors              LargeCap Growth Fund                           $420,546
                                       MidCap Growth Fund                             $57,498

Post Advisory Group, LLC               High Yield Fund                                $97,221

Principal Global Investors, LLC        Bond & Mortgage Securities Fund                $965,821
                                       Disciplined LargeCap Blend Fund                $737,975
                                       Diversified International Fund                 $253,035
                                       Equity Income Fund                             $57,334
                                       Government & High Quality Bond Fund            $237,361
                                       High Quality Intermediate-Term Bond Fund       $95,143
                                       Inflation Protection Fund                      $37,515
                                       International Emerging Markets Fund            $381,019
                                       International Growth Fund                      $540,383
                                       LargeCap S&P 500 Index Fund                    $92,098
                                       LargeCap Value Fund                            $388,294
                                       MidCap Blend Fund                              $456,095
                                       MidCap S&P 400 Index Fund                      $11,626
                                       MidCap Value Fund                              $189,498
                                       Money Market Fund                              $285,990
                                       Principal LifeTime 2010 Fund                   $181,571
                                       Principal LifeTime 2020 Fund                   $283,309
                                       Principal LifeTime 2030 Fund                   $240,712
                                       Principal LifeTime 2040 Fund                   $96,223
                                       Principal LifeTime 2050 Fund                   $43,085
                                       Principal LifeTime Strategic Income Fund       $86,547
                                       Short-Term Bond Fund                           $101,559
                                       SmallCap Blend Fund                            $325,799
                                       SmallCap Growth Fund                           $83,660
                                       SmallCap S&P 600 Index Fund                    $29,737
                                       SmallCap Value Fund                            $247,839
                                       Tax-Exempt Bond Fund                           $58,208
                                       Ultra Short Bond Fund                          $69,929

Principal Real Estate Investors, LLC   Real Estate Securities Fund                    $3,046,527

Spectrum Asset Management, Inc.        Preferred Securities Fund                      $922,498
-------------------------------------- ---------------------------------------------- -----------------------

                                                                      Appendix F

                         PAYMENTS TO AFFILIATED BROKERS

Certain broker-dealers are considered to be affiliates of PIF.

o Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs Execution & Clearing, LP (f/k/a Spear, Leeds & Kellogg) and Goldman Sachs JBWere are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for the Partners LargeCap Blend Fund I and Partners MidCap Value Fund I.

o CDC IXIS Asset Management Distributors, L.P. is an affiliate of Vaughan Nelson which acts as sub-advisor to the Partners SmallCap Value Fund II.

o    J.P Morgan  Securities  and JP  Morgan/Chase  are  affiliates of J.P.Morgan
     Investment  Management  Inc.  which  acts  as a  sub-advisor  for  Partners
     SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc.

o J.P. Morgan Securities and JP Morgan Cazenove Limited ("Cazenove Inc.") are affiliates of American Century Investment Management, Inc. which acts as sub-advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.

o Lehman Brothers, Inc. and Neuberger Berman Management, Inc. are affiliates of Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.

o Morgan Stanley DW Inc. and Dean Witter Reynolds, Inc. are affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.

o Fidelity Brokerage Services, LLC and National Financial Services LLC are affiliates of Fidelity Management & Research Company which acts as sub-advisor to the Partners MidCap Growth Fund II.

o Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of AllianceBernstein L.P. which sub-advises Partners LargeCap Value Fund, Partners SmallCap Growth Fund I and an account of Principal Variable Contracts Fund, Inc.

o Spectrum Asset Management, Inc. is an affiliate of the Principal Global Investors which serves as sub-advisor for several accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund.

o UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I and an account of the Principal Variable Contracts Fund, Inc.

o Pershing LLC is an affiliate of BNY Investment Advisors, a division of the Bank of New York, which acts as sub-advisor to the Partners LargeCap Growth Fund II and the Partners LargeCap Value Fund.


         Brokerage commissions paid to affiliates during the fiscal year ended October 31, 2005 were as follows:


                                                     Commissions Paid to Advest Co.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Value
          2005                                  665                     0.10                             0.06
  Partners SmallCap Growth II
         2005                                 2,320                     0.28                             0.42
  Partners SmallCap Value
         2005                                 1,433                     0.27                             0.21
  Partners SmallCap Value I
         2005                                   396                     0.13                             0.26


                                             Commissions Paid to Archipelago Securities, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                   422                     0.05                             0.14
  Partners LargeCap Growth I
         2005                                    44                     0.00                             0.03
  Partners LargeCap Growth II
         2005                                   854                     0.11                             0.50
  Partners LargeCap Value II
         2005                                    28                     0.04                             0.38
  Partners MidCap Growth I
         2005                                 2,622                     0.55                             1.14
  Partners SmallCap Blend
         2005                                 3,855                     0.53                             0.87
  Partners SmallCap Value I
         2005                                   819                     0.27                             0.39



                                             Commissions Paid to Cazenove, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Diversified International
         2005                                 5,278                     0.40                             0.42
  International Emerging Markets
         2005                                   784                     0.09                             0.12
  International Growth
         2005                                23,016                     0.92                             0.73
  Partners International
         2005                                13,758                     1.37                             0.79


                                             Commissions Paid to CDC IXIS Asset Management Distributors, LP

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners International
         2005                                 1,176                     0.12                             0.08


                                             Commissions Paid to Dean Witter Reynolds, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  SmallCap Growth II
         2005                                 4,376                     0.53                             0.50


                                             Commissions Paid to Fidelity Brokerage Services, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Equity Income
         2005                                   372                     0.17                             0.13
  Partners International
         2005                                     1                     0.00                             0.00
  Partners LargeCap Blend I
         2005                                    48                     0.17                             0.25
  Partners MidCap Growth II
         2005                                29,948                     4.20                             8.99
  SmallCap Blend
         2005                                   661                     0.09                             0.09
  SmallCap Growth
         2005                                   145                     0.07                             0.08
  SmallCap Value
         2005                                   191                     0.04                             0.03



                                             Commissions Paid to Goldman Sachs & Co.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                16,071                     3.66                             1.17
  Diversified International
         2005                                81,387                     6.24                             5.41
  International Emerging Markets
         2005                                20,748                     2.34                             2.23
  Equity Income
         2005                                 5,665                     2.53                             2.19
  International Growth
         2005                                93,939                     3.76                             2.86
  LargeCap Growth
         2005                                30,865                     3.84                             3.06
  LargeCap S&P 500 Index
         2005                                   133                     0.28                             0.27
  LargeCap Value
         2005                                80,821                    10.23                             6.13
  MidCap Blend
         2005                                10,209                     1.99                             2.06
  MidCap Growth
         2005                                 4,374                     4.85                             3.83
  MidCap S&P 400 Index
         2005                                   168                     0.60                             0.56
  MidCap Value
         2005                                12,937                     3.31                             2.61
  Partners SmallCap Growth III
         2005                                28,727                     7.09                             6.28
  Partners Global Equity
         2005                                   324                     2.75                             1.83
  Partners International
         2005                                84,903                     8.48                            14.78
  Partners LargeCap Blend
         2005                                23,814                     3.06                             4.00
  Partners LargeCap Blend I
         2005                                   783                     2.73                             1.38
  Partners LargeCap Growth
         2005                                19,245                    17.74                            14.77
  Partners LargeCap Growth I
         2005                                28,376                     2.50                             3.49
  Partners LargeCap Growth II
         2005                                46,395                     5.76                             3.24
  Partners LargeCap Value
         2005                               267,727                    26.04                            22.59
  Partners LargeCap Value I
         2005                                 2,540                     0.87                             0.42
  Partners LargeCap Value II
         2005                                 1,951                     2.93                             1.76
  Partners MidCap Growth
         2005                                66,605                    11.85                             9.36
  Partners MidCap Growth I
         2005                               136,955                    28.49                            25.63
  Partners MidCap Value
         2005                                11,227                     1.63                             1.51
  Partners MidCap Value I
         2005                                30,402                     4.62                             4.90
  Partners SmallCap Blend
         2005                                31,884                     4.38                             4.81
  Partners SmallCap Growth I
         2005                                18,377                     5.43                             5.57
  Partners SmallCap Growth II
         2005                                 4,515                     0.54                             0.90
  Partners SmallCap Value I
         2005                                 4,832                     1.60                             1.21
  Partners SmallCap Value II
         2005                                    22                     0.01                             0.01
  Real Estate Securities
         2005                                 3,945                     0.93                             1.11
  SmallCap Blend
         2005                                17,655                     2.49                             1.05
  SmallCap Growth
         2005                                 3,471                     1.79                             1.34
  SmallCap S&P 600 Index
         2005                                   730                     0.79                             0.68
  SmallCap Value
         2005                                26,887                     5.53                             3.67


                                       Commissions Paid to Goldman Sachs Execution & Clearing, LP
                                                         (f/k/a Speer, Leeds & Kellogg)

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                 3,466                     0.45                             1.01
  Partners LargeCap Blend I
         2005                                 1,758                     6.13                            21.78
  Partners LargeCap Growth I
         2005                                 5,154                     0.45                             0.83
  Partners LargeCap Growth II
         2005                                34,360                     4.27                            10.32
  Partners LargeCap Value I
         2005                                 5,469                     1.86                             4.61
  Partners LargeCap Value II
         2005                                 1,992                     2.99                             7.70
  Partners MidCap Growth
         2005                                25,955                     4.62                             9.17
  Partners MidCap Value
         2005                                 1,815                     0.26                             0.11
  Partners SmallCap Growth II
         2005                                 3,354                     0.40                             2.07
  Partners SmallCap Value I
         2005                                   557                     0.18                             0.18


                                             Commissions Paid to Goldman Sachs JBWere

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners International
         2005                                   969                     0.10                             0.05


                                             Commissions Paid to JP Morgan/Chase

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  International Emerging Markets
         2005                                    49                     0.01                             0.01
  MidCap Value
         2005                                 2,636                     0.67                             0.34
  Partners International
         2005                                 1,455                     0.15                             0.13
  Partners LargeCap Blend I
         2005                                   431                     1.50                             0.72
  Partners LargeCap Growth
         2005                                 8,556                     7.89                             6.90
  Partners LargeCap Growth II
         2005                                14,338                     1.78                             1.39
  Partners LargeCap Value I
         2005                                   100                     0.03                             0.14
  Partners LargeCap Value II
         2005                                    96                     0.14                             0.04
  Partners MidCap Growth
         2005                                 1,348                     0.24                             0.15
  Partners MidCap Growth II
         2005                                15,530                     2.18                             1.28
  Partners MidCap Value I
         2005                                 2,190                     0.33                             0.70
  Partners SmallCap Growth I
         2005                                23,977                     7.09                             4.94
  Partners SmallCap Growth II
         2005                                26,080                     3.13                             2.23
  Partners SmallCap Growth III
         2005                                     4                     0.00                             0.00
  Partners SmallCap Value
         2005                                   239                     0.04                             0.04
  Partners SmallCap Value II
         2005                                   102                     0.03                             0.03


                                             Commissions Paid to J.P. Morgan Securities

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Diversified International
         2005                                33,868                     2.60                             2.01
  Equity Income
         2005                                 3,388                     1.51                             1.24
  International Emerging Markets
         2005                                35,095                     3.96                             3.42
  International Growth
         2005                               153,151                     6.13                             4.67
  LargeCap Growth
         2005                                 1,312                     0.16                             0.11
  LargeCap Value
         2005                                14,320                     1.81                             1.26
  MidCap Blend
         2005                                10,543                     2.05                             2.19
  MidCap Growth
         2005                                 1,972                     2.19                             1.73
  MidCap Value
         2005                                 3,609                     0.92                             0.83
  Partners International
         2005                                53,801                     5.37                             5.59
  Partners LargeCap Blend
         2005                                21,365                     2.75                             2.27
  Partners LargeCap Blend I
         2005                                    26                     0.09                             0.34
  Partners LargeCap Growth I
         2005                                30,229                     2.66                             2.58
  Partners LargeCap Growth II
         2005                                   126                     0.02                             0.02
  Partners LargeCap Value I
         2005                                 7,615                     2.59                             1.19
  Partners MidCap Growth
         2005                                23,692                     4.21                             3.52
  Partners MidCap Growth I
         2005                                20,405                     4.24                             3.74
  Partners MidCap Value
         2005                                11,345                     1.65                             1.38
  Partners MidCap Value I
         2005                                 8,607                     1.31                             0.99
  Partners SmallCap Blend
         2005                                27,888                     3.83                             3.78
  Partners SmallCap Growth I
         2005                                 3,443                     1.02                             1.82
  Partners SmallCap Growth II
         2005                                   865                     0.10                             0.09
  Partners SmallCap Growth III
         2005                                55,313                    13.66                            13.88
  Partners SmallCap Value I
         2005                                 1,820                     0.60                             0.28
  Partners SmallCap Value II
         2005                                    32                     0.01                             0.02
  Real Estate Securities
         2005                                 8,564                     2.02                             1.30
  SmallCap Blend
         2005                                 1,904                     0.27                             0.29
  SmallCap Growth
         2005                                 3,779                     1.95                             1.61
  SmallCap Value
         2005                                 2,928                     0.60                             0.48


                                             Commissions Paid to Lehman Brothers

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                23,210                     5.28                             6.10
  Diversified International
         2005                                47,886                     3.67                             3.34
  Equity Income
         2005                                 9,628                     4.29                             8.16
  International Emerging Markets
         2005                                33,577                     3.79                             3.32
  International Growth
         2005                                72,740                     2.91                             3.17
  LargeCap Growth
         2005                               108,088                    13.45                            10.51
  LargeCap S&P 500 Index
         2005                                14,223                    29.79                            59.24
  LargeCap Value
         2005                                46,629                     5.90                             5.29
  MidCap Blend
         2005                                55,007                    10.72                            10.05
  MidCap Growth
         2005                                 4,761                     5.28                             3.64
  MidCap S&P 400 Index
         2005                                 3,692                    13.33                            20.07
  MidCap Value
         2005                                19,805                     5.07                             5.60
  Partners Global Equity Fund
         2005                                   931                     7.89                             3.96
  Partners International
         2005                               106,440                    10.63                            10.22
  Partners LargeCap Blend
         2005                                38,876                     5.00                             5.73
  Partners LargeCap Blend I
         2005                                   443                     1.55                             1.96
  Partners LargeCap Growth
         2005                                 5,456                     5.03                             4.49
  Partners LargeCap Growth I
         2005                                34,552                     3.04                             3.52
  Partners LargeCap Growth II
         2005                                15,985                     1.99                             1.26
  Partners LargeCap Value I
         2005                                 4,722                     1.61                             1.08
  Partners LargeCap Value II
         2005                                   168                     0.25                             0.11
  Partners MidCap Growth
         2005                                22,244                     3.96                             3.86
  Partners MidCap Growth I
         2005                                27,952                     5.81                             5.95
  Partners MidCap Growth II
         2005                                41,885                     5.88                             6.67
  Partners MidCap Value
         2005                               106,573                    15.46                            15.29
  Partners MidCap Value I
         2005                                34,204                     5.19                             5.15
  Partners SmallCap Blend
         2005                                40,825                     5.60                             4.33
  Partners SmallCap Growth I
         2005                                24,275                     7.18                             6.86
  Partners SmallCap Growth II
         2005                                 6,420                     0.77                             0.71
  Partners SmallCap Growth III
         2005                                21,754                     5.37                             4.26
  Partners SmallCap Value
         2005                                   885                     0.17                             0.12
  Partners SmallCap Value I
         2005                                 6,404                     2.12                             1.90
  Partners SmallCap Value II
         2005                                   247                     0.07                             0.07
  Real Estate Securities
         2005                                65,908                    15.52                            27.62
  SmallCap Blend
         2005                                26,262                     3.71                             3.71
  SmallCap Growth
         2005                                12,361                     6.39                             5.24
  SmallCap S&P 600 Index
         2005                                42,675                    46.06                            42.28
  SmallCap Value
         2005                                29,549                     6.08                             6.44


                                             Commissions Paid to Morgan Stanley DW, Inc.

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                39,290                     8.94                             5.98
  Diversified International
         2005                                81,905                     6.28                             5.88
  Equity Income
         2005                                 6,148                     2.74                             3.20
  International Emerging Markets
         2005                                70,173                     7.92                             8.86
  LargeCap Growth
         2005                                15,839                     1.97                             1.84
  LargeCap S&P 500 Index
         2005                                14,711                    30.81                            26.59
  LargeCap Value
         2005                                50,076                     6.34                            11.48
  MidCap Blend
         2005                                37,713                     7.35                             3.84
  MidCap Growth
         2005                                 1,350                     1.50                             1.37
  MidCap S&P 400 Index
         2005                                 5,219                    18.84                            21.39
  MidCap Value
         2005                                13,759                     3.52                             5.09
  Partners Global Equity
         2005                                 1,142                     9.67                             5.18
  Partners International
         2005                                60,233                     6.61                             5.64
  Partners LargeCap Blend
         2005                                38,900                     5.01                             5.75
  Partners LargeCap Blend I
         2005                                 3,618                    12.62                            16.12
  Partners LargeCap Growth
         2005                                 1,739                     1.60                             1.49
  Partners LargeCap Growth I
         2005                                76,581                     6.74                             5.90
  Partners LargeCap Growth II
         2005                                 3,279                     0.41                             0.24
  Partners LargeCap Value
         2005                                    58                     0.01                             0.01
  Partners LargeCap Value I
         2005                                 4,648                     1.58                             3.03
  Partners LargeCap Value II
         2005                                   135                     0.20                             0.37
  Partners MidCap Growth
         2005                                15,727                     2.80                             2.59
  Partners MidCap Growth I
         2005                                24,505                     5.10                             4.43
  Partners MidCap Growth Ii
         2005                                83,440                    11.71                            10.09
  Partners MidCap Value
         2005                                15,530                     2.25                             3.05
  Partners MidCap Value I
         2005                                18,104                     2.75                             3.01
  Partners SmallCap Blend
         2005                                38,170                     5.24                             3.88
  Partners SmallCap Growth I
         2005                                12,060                     3.57                             2.77
  Partners SmallCap Growth II
         2005                                 7,342                     0.88                             2.01
  Partners SmallCap Value
         2005                                   810                     0.15                             0.08
  Partners SmallCap Value I
         2005                                26,943                     8.94                            11.14
  Partners SmallCap Value II
         2005                                 2,092                     0.57                             0.20
  Real Estate Securities
         2005                                 3,880                     0.91                             1.02
  SmallCap Blend
         2005                                15,668                     2.21                             2.48
  SmallCap Growth
         2005                                11,936                     6.17                            10.09
  SmallCap S&P 600 Index
         2005                                13,696                    14.78                            19.26
  SmallCap Value
         2005                                32,681                     6.72                             7.43


                                             Commissions Paid to National Financial Services

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Growth Fund II
         2005                                 1,645                     0.23                             0.20
  Partners SmallCap Value I
         2005                                   397                     0.13                             0.13
  Partners SmallCap Value II
         2005                                   623                     0.17                             0.12


                                             Commissions Paid to Neuberger Berman, LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners MidCap Growth II
         2005                                 2,265                     0.32                             0.57
  Partners MidCap Value
         2005                                 2,710                     0.39                             0.24
  Partners SmallCap Value II
         2005                                 1,871                     0.51                             0.23


                                             Commissions Paid to Pershing LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners SmallCap Value II
         2005                                   713                     0.19                             0.19

                                             Commissions Paid to Sanford C. Bernstein & Co., LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                15,010                     3.42                             1.75
  Equity Income
         2005                                 1,345                     0.60                             0.78
  LargeCap Growth
         2005                                 5,067                     0.63                             0.66
  LargeCap Value
         2005                                10,195                     1.29                             0.70
  MidCap Blend
         2005                                 8,009                     1.56                             1.25
  MidCap Growth
         2005                                    94                     0.10                             0.13
  MidCap Value
         2005                                 1,994                     0.51                             0.41
  Partners Global Equity
         2005                                   760                     6.44                             3.74
  Partners International
         2005                                   451                     0.05                             0.04
  Partners LargeCap Blend
         2005                                30,046                     3.87                             3.20
  Partners LargeCap Growth I
         2005                                20,738                     1.83                             1.12
  Partners LargeCap Growth II
         2005                                48,496                     6.03                             8.15
  Partners LargeCap Value
         2005                               590,920                    57.48                            54.85
  Partners LargeCap Value I
         2005                                   538                     0.18                             0.13
  Partners LargeCap Value II
         2005                                 4,424                     6.63                             9.89
  Partners MidCap Growth
         2005                                 3,955                     0.70                             0.36
  Partners MidCap Growth I
         2005                                   527                     0.11                             0.18
  Partners MidCap Value
         2005                                28,860                     4.19                             3.66
  Partners MidCap Value I
         2005                                33,305                     5.06                             6.91
  Partners SmallCap Blend
         2005                                   792                     0.11                             0.12
  Partners SmallCap Growth II
         2005                                 1,555                     0.19                             0.36
  Partners SmallCap Value I
         2005                                 9,991                     3.31                             4.09
  Real Estate Securities
         2005                                   210                     0.05                             0.06
  SmallCap Blend
         2005                                 4,428                     0.63                             0.97
  SmallCap Growth
         2005                                   452                     0.23                             0.28
  SmallCap Value
         2005                                 2,574                     0.53                             0.47


                                             Commissions Paid to Spectrum Asset Management

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Equity Income
         2005                                16,457                     7.34                             8.63
  Preferred Securities
         2005                               191,079                   100.00                           100.00


                                             Commissions Paid to UBS Financial Services

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Partners LargeCap Blend
         2005                                   115                     0.01                             0.01
  Partners SmallCap Growth II
         2005                                 1,720                     0.21                             0.18
  Partners SmallCap Value
         2005                                 7,022                     1.31                             1.13
  Partners SmallCap Value II
         2005                                 1,102                     0.30                             0.34


                                             Commissions Paid to UBS Securities LLC

                                          Total Dollar             As Percent of             Percent of Dollar Amount of
                                             Amount              Total Commissions           Commissionable Transactions
  Disciplined LargeCap Blend
         2005                                21,359                     4.86                             4.35
  Diversified International
         2005                               199,103                    15.27                            21.82
  Equity Income
         2005                                30,436                    13.57                            15.65
  International Emerging Markets
         2005                               107,366                    12.12                            14.60
  International Growth
         2005                               265,102                    10.62                            22.68
  LargeCap Growth
         2005                                29,522                     3.67                             3.06
  LargeCap S&P 500 Index
         2005                                   303                     0.63                             0.70
  LargeCap Value
         2005                                68,115                     8.62                             8.84
  MidCap Blend
         2005                                24,246                     4.73                             4.54
  MidCap Growth
         2005                                 1,081                     1.20                             0.95
  MidCap S&P 400 Index
         2005                                 1,869                     6.75                             7.86
  MidCap Value
         2005                                31,806                     8.14                             8.99
  Partners International
         2005                               104,532                    10.44                            11.15
  Partners Global Equity
         2005                                   587                     4.97                             2.36
  Partners LargeCap Blend
         2005                                51,392                     6.61                             5.87
  Partners LargeCap Blend I
         2005                                 1,343                     4.69                             3.11
  Partners LargeCap Growth
         2005                                 4,297                     3.96                             2.86
  Partners LargeCap Growth I
         2005                                98,554                     8.68                             9.04
Partners LargeCap Growth II
         2005                                 8,269                     1.03                             0.79
  Partners LargeCap Value
         2005                                36,713                     3.57                             8.38
  Partners LargeCap Value I
         2005                                 7,800                     2.66                             2.19
  Partners LargeCap Value II
         2005                                   793                     1.19                             0.44
  Partners MidCap Growth
         2005                                51,264                     9.12                             7.80
  Partners MidCap Growth I
         2005                                 4,112                     0.86                             0.76
  Partners MidCap Growth II
         2005                                10,476                     1.47                             1.32
  Partners MidCap Value
         2005                                 8,684                     1.26                             1.15
  Partners MidCap Value I
         2005                                21,555                     3.27                             3.08
  Partners SmallCap Growth I
         2005                                38,040                    11.25                            14.58
  Partners SmallCap Growth II
         2005                                 7,589                     0.91                             1.74
  Partners SmallCap Growth III
         2005                                 3,746                     0.93                             0.92
  Partners SmallCap Value
         2005                                 8,271                     1.54                             0.91
  Partners SmallCap Value I
         2005                                10,338                     3.43                             2.22
  Partners SmallCap Value II
         2005                                18,866                     5.14                             2.75
  Real Estate Securities
         2005                                14,706                     3.46                             5.72
  SmallCap Blend
         2005                                28,548                     4.03                             5.01
  SmallCap Growth
         2005                                14,810                     7.65                             7.51
  SmallCap S&P 600 Index
         2005                                   272                     0.29                             0.74
  SmallCap Value
         2005                                69,871                    14.37                            17.74

                                                                     Appendix G

                          FORMS OF AMENDED 12B-1 PLANS


                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                         DISTRIBUTION PLAN AND AGREEMENT
                                 CLASS A SHARES


         DISTRIBUTION PLAN AND AGREEMENT made as of (date), by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (the "Fund"), and PRINCOR FINANCIAL SERVICES CORPORATION, an Iowa corporation (the " Distributor ").

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class A shares of each Series identified in Appendix A, attached hereto (the "Series"), a class of shares of Principal Investors Fund, Inc. (the "Fund").

2. The Fund has entered into a Distribution Agreement on behalf of the Fund with Princor Financial Services Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of shares of each Series of the Fund (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature provided to the Fund's shareholders and prospective shareholders; (3) preparation, printing and distribution of prospectuses and statements of additional information of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Shares pursuant to Selling Agreements;
(6) paying compensation to registered representatives or other employees of the Distributor who engage in or support distribution of the Fund's Shares; (7) paying compensation to, and expenses (including overhead and telephone expenses) of, the Distributor; (8) providing training, marketing and support to dealers and others with respect to the sale of Shares; (9) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports;
(10) providing of facilities to answer questions from prospective investors about Shares; (11) complying with federal and state securities laws pertaining to the sale of Shares; (12) assisting investors in completing application forms and selecting dividend and other account options; (13) providing of other reasonable assistance in connection with the distribution of the Fund's shares;
(14) organizing and conducting of sales seminars and making payments in the form of transactional compensation or promotional incentives; and (15) such other distribution and services activities as the Fund determines may be paid for by the Fund pursuant to the terms of this Plan and in accordance with Rule 12b-1 of the Act.

3. The Distribution Agreement also authorizes the Distributor to enter into Service Agreements with other selling dealers and with banks or other financial institutions to provide shareholder services to existing Class A shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting Class A shareholders with tax information.

4. In consideration for the services described above, and the expenses incurred by the Distributor pursuant to the Distribution Agreement and Paragraphs 2 and 3 hereof, all with respect to Class A shares of a Series of the Fund, Class A shares of each Series shall pay to the Distributor a fee at the annual rate as shown on Appendix A (or such lesser amount as the Fund Directors may, from time to time, determine) of the average daily net assets of Class A shares of such Series. This fee shall be accrued daily and paid monthly or at such other intervals, as the Fund Directors shall determine. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's Class A shares.

5. The Fund presently pays, and will continue to pay, a management fee to Principal Management Corporation (the "Manager") pursuant to a Management Agreement between the Fund and the Manager (the "Management Agreement"). It is recognized that the Manager may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Class A shares, including the activities referred to in Paragraph 2 hereof. To the extent that the payment of management fees by the Fund to the Manager should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class A shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

6. This Plan shall not take effect until it has been approved (a) by a vote of at least a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund and (b) by votes of the majority of both (i) the Board of Directors of the Fund, and (ii) those Directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to this Plan (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

7. Unless sooner terminated pursuant to Paragraph 6, this Plan shall continue in effect for a period of twelve months from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 6(b).

8. A representative of the Distributor shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

9. This Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund.

10. Any agreement of the Fund related to this Plan shall be in writing and shall provide:

     A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority (as defined in the Act) of the outstanding Class A shares of the Series of the Fund on not more than sixty (60) days' written notice to any other party to the agreement); and

     B. That such agreement shall terminate automatically in the event of its assignment.

11. While the Plan is in effect, the Fund's board of directors shall satisfy the fund governance standards as defined in Securities and Exchange Commission Rule 0-1(a)(7).

12. This Plan does not require the Manager or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class A shares.

13. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 8, for a period of not less than six years from the date of the Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

14. This Plan may not be amended to increase materially the amount of Fees provided for in Paragraph 4 hereof unless such amendment is approved in the manner provided for initial approval in Paragraph 6 hereof and no other material amendment to this Plan shall be made unless approved in the manner provided for initial approval in Paragraph 6(b) hereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan as of the first date written above.

           Principal Investors Fund, Inc.

           By:     ______________________________
                   Ralph C. Eucher, President and Chief Executive Officer

           Princor Financial Services Corporation

           By:     ______________________________
                   Michael J. Beer, President

                         PRINCIPAL INVESTORS FUND, INC.
                              AMENDED AND RESTATED
                         DISTRIBUTION PLAN AND AGREEMENT
                                 CLASS B SHARES


         DISTRIBUTION PLAN AND AGREEMENT made as of (date), by and between PRINCIPAL INVESTORS FUND, INC., a Maryland corporation (the "Fund"), and PRINCOR FINANCIAL SERVICES CORPORATION, an Iowa corporation (the " Distributor ").

1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Class B shares of each Series identified in Appendix A, attached hereto (the "Series"), a class of shares of Principal Investors Fund, Inc. (the "Fund").

2. The Fund has entered into a Distribution Agreement on behalf of the Fund with Princor Financial Services Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of shares of each Series of the Fund (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature provided to the Fund's shareholders and prospective shareholders; (3) preparation, printing and distribution of prospectuses and statements of additional information of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Shares pursuant to Selling Agreements;
(6) paying compensation to registered representatives or other employees of the Distributor who engage in or support distribution of the Fund's Shares; (7) paying compensation to, and expenses (including overhead and telephone expenses) of, the Distributor; (8) providing training, marketing and support to dealers and others with respect to the sale of Shares; (9) receiving and answering correspondence from prospective shareholders including distributing prospectuses, statements of additional information, and shareholder reports;
(10) providing of facilities to answer questions from prospective investors about Shares; (11) complying with federal and state securities laws pertaining to the sale of Shares; (12) assisting investors in completing application forms and selecting dividend and other account options; (13) providing of other reasonable assistance in connection with the distribution of the Fund's shares;
(14) organizing and conducting of sales seminars and making payments in the form of transactional compensation or promotional incentives; and (15) such other distribution and services activities as the Fund determines may be paid for by the Fund pursuant to the terms of this Plan and in accordance with Rule 12b-1 of the Act.

3. The Distribution Agreement also authorizes the Distributor to enter into Service Agreements with other selling dealers and with banks or other financial institutions to provide shareholder services to existing Class B shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting Class B shareholders with tax information.

4. In consideration for the services described above, and the expenses incurred by the Distributor pursuant to the Distribution Agreement and Paragraphs 2 and 3 hereof, all with respect to Class B shares of a Series of the Fund, Class B shares of each Series shall pay to the Distributor a fee at the annual rate as shown on Appendix A (or such lesser amount as the Fund Directors may, from time to time, determine) of the average daily net assets of Class B shares of such Series. This fee shall be accrued daily and paid monthly or at such other intervals, as the Fund Directors shall determine. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's Class B shares.


5. The Fund presently pays, and will continue to pay, a management fee to Principal Management Corporation (the "Manager") pursuant to a Management Agreement between the Fund and the Manager (the "Management Agreement"). It is recognized that the Manager may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Class B shares, including the activities referred to in Paragraph 2 hereof. To the extent that the payment of management fees by the Fund to the Manager should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

6. This Plan shall not take effect until it has been approved (a) by a vote of at least a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund and (b) by votes of the majority of both (i) the Board of Directors of the Fund, and (ii) those Directors of the Fund who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to this Plan (the "Disinterested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements.

7. Unless sooner terminated pursuant to Paragraph 6, this Plan shall continue in effect for a period of twelve months from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 6(b).

8. A representative of the Distributor shall provide to the Board and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

9. This Plan may be terminated at any time by vote of a majority of the Disinterested Directors, or by vote of a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund.

10. Any agreement of the Fund related to this Plan shall be in writing and shall provide:

     A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority (as defined in the Act) of the outstanding Class B shares of the Series of the Fund on not more than sixty (60) days' written notice to any other party to the agreement); and

     B. That such agreement shall terminate automatically in the event of its assignment.

11. While the Plan is in effect, the Fund's board of directors shall satisfy the fund governance standard in Securities and Exchange Commission Rule 0-1(a)(7).

12. This Plan does not require the Manager or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B shares.

13. The Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 8, for a period of not less than six years from the date of the Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

14. This Plan may not be amended to increase materially the amount of Fees provided for in Paragraph 4 hereof unless such amendment is approved in the manner provided for initial approval in Paragraph 6 hereof and no other material amendment to this Plan shall be made unless approved in the manner provided for initial approval in Paragraph 6(b) hereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan as of the first date written above.


                     Principal Investors Fund, Inc.


                     By: _______________________________

                         Ralph C. Eucher, President and Chief Executive Officer


                     Princor Financial Services Corporation


                     By: _______________________________
                         Michael J. Beer, President

                                                                      Appendix H

                     FORM OF SUB-ADVISORY AGREEMENT WITH CCI

                         PRINCIPAL INVESTORS FUND, INC.
                             SUB-ADVISORY AGREEMENT
                  COLUMBUS CIRCLE INVESTORS SUB-ADVISED SERIES

         AGREEMENT executed as of ___________, 2006, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and COLUMBUS CIRCLE INVESTORS ("CCI") (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a) Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission; and

     (c) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.  Appointment of Sub-Advisor

         In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in
         Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2. Obligations of and Services to be Provided by the Sub-Advisor

         The Sub-Advisor will:

         (a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

         (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

         (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

         (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

         (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

         (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

         (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

         (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

         (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

         (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

         (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

          (n) Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

         (o) Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

         (p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

         (q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.  Prohibited Conduct

         In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

     4.  Compensation

         As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.  Liability of Sub-Advisor

         Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.  Supplemental Arrangements

         The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.  Regulation

         The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.  Duration and Termination of This Agreement

         This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

         If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

         This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9.  Amendment of this Agreement

         No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10. General Provisions

         (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be Columbus Circle Investors, Metro Center, One Station Place, Stamford CT 06902.

         (c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

              (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

              (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

         (d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

         (e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                               PRINCIPAL MANAGEMENT CORPORATION


                               By __________________________________________
                                  A. S. Filean, Senior Vice President



                               COLUMBUS CIRCLE INVESTORS


                               By ___________________________________________
                                  Frank A. Cuttita, Managing Director and
                                         Chief Administrative Officer

PROXY                                                                      PROXY
                         PRINCIPAL INVESTORS FUND, INC.
                SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Jill R. Brown, Ernest H. Gillum and Michael
J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held December 15, 2006 at 2:00 p.m., Central Standard Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated November __, 2006. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192


                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                    Signature(s)

                    Signature(s)
                    ____________________________________________________________
                    Date                        Social Security or Tax ID Number
                                                                       PIF_16946





FUNDS                      FUNDS                     FUNDS
Fundname Drop In 1         Fundname Drop In 2        Fundname Drop In 3
Fundname Drop In 4         Fundname Drop In 5        Fundname Drop In 6
Fundname Drop In 7         Fundname Drop In 8        Fundname Drop In 9
Fundname Drop In 10        Fundname Drop In 11       Fundname Drop In 12
Fundname Drop In 13        Fundname Drop In 14       Fundname Drop In 15
Fundname Drop In 16        Fundname Drop In 17       Fundname Drop In 18
Fundname Drop In 19        Fundname Drop In 20       Fundname Drop In 21
Fundname Drop In 22        Fundname Drop In 23       Fundname Drop In 24




                                 VOTING OPTIONS
           Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED]                       [GRAPHIC OMITTED]                [GRAPHIC OMITTED]                   [GRAPHIC OMITTED]

VOTE ON THE INTERNET                      VOTE BY PHONE                     VOTE BY MAIL                       VOTE IN PERSON
Log on to:                              Call 1-866-241-6192         Vote, sign and date this Proxy      Attend Shareholder Meeting
https://vote.proxy-direct.com           Follow the recorded             Card and return in the                 Des Moines, IA
Follow the on-screen instructions          instructions                  postage-paid envelope              on December 15, 2006
   available 24 hours                   available 24 hours


If you vote on the Internet or by telephone, you need not return this proxy card.


The Board of Directors unanimously recommends that shareholders vote FOR the election of all nominees for Director and FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.


PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK
AS FOLLOWS.  Example: (Black filled-in box)

(Empty box) To vote FOR all Porposals for all Funds mark this box. No other vote is necessary.



1. Election of the following twelve nominees as Directors of Principal Investors Fund, Inc.:

     01.  Elizabeth Ballantine 02.  Kristianne Blake    03.  Richard W. Gilbert
     04.  Mark A. Grimmett     05.  Fritz S. Hirsch      06.  William C. Kimball
     07.  Barbara A. Lukavsky  08.  Daniel Pavelich     09.  Richard Yancey
     10.  Ralph C. Eucher      11.  William G. Papesh   12.  Larry D. Zimpleman

        FOR ALL____     WITHHOLD ALL____     FOR ALL EXCEPT____

     INSTRUCTIONS: To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

2. Approval of Amendment to the Management Agreement to Provide for Fund Accounting Services.

                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN                     FOR   AGAINST   ABSTAIN
Fundname Drop In 1                            Fundname Drop In 2                         Fundname Drop In 3
Fundname Drop In 4                            Fundname Drop In 5                         Fundname Drop In 6
Fundname Drop In 7                            Fundname Drop In 8                         Fundname Drop In 9
Fundname Drop In 10                           Fundname Drop In 11                        Fundname Drop In 12
Fundname Drop In 13                           Fundname Drop In 14                        Fundname Drop In 15
Fundname Drop In 16                           Fundname Drop In 17                        Fundname Drop In 18
Fundname Drop In 19                           Fundname Drop In 20                        Fundname Drop In 21
Fundname Drop In 22                           Fundname Drop In 23                        Fundname Drop In 24

3. Approval of Amendments Changing Rule 12b-1 Plans for Class A and Class B Shares from "Reimbursement" to "Compensation" Plans.

                     FOR   AGAINST   ABSTAIN                      FOR   AGAINST  ABSTAIN                     FOR   AGAINST   ABSTAIN
Fundname Drop In 1                            Fundname Drop In 2                         Fundname Drop In 3
Fundname Drop In 4                            Fundname Drop In 5                         Fundname Drop In 6
Fundname Drop In 7                            Fundname Drop In 8                         Fundname Drop In 9
Fundname Drop In 10                           Fundname Drop In 11                        Fundname Drop In 12
Fundname Drop In 13                           Fundname Drop In 14                        Fundname Drop In 15
Fundname Drop In 16                           Fundname Drop In 17                        Fundname Drop In 18
Fundname Drop In 19                           Fundname Drop In 20                        Fundname Drop In 21
Fundname Drop In 22                           Fundname Drop In 23                        Fundname Drop In 24


4. Approval of Amendment to the Management Agreement for the LargeCap Growth Fund Increasing Management Fees.

Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN

5. Approval of Sub-Advisory Agreement with CCI for Partners SmallCap Growth Fund III.


Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN


6.   Approval   of   Reclassifying   the  Real  Estate   Securities   Fund  from
     "Diversified" to "Non-Diversified".

Fundname Drop In 1         ___FOR    ___AGAINST      ___ABSTAIN



           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
                                    PIF_16946